UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

STEEL PARTNERS HOLDINGS L.P.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION

STEEL PARTNERS HOLDINGS L.P.
590 Madison Avenue, 32nd Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS
To Be Held May 26, 2016

[________], 2016

To our Limited Partners:

You are cordially invited to attend the Annual Meeting of Limited Partners (the “Annual Meeting”) of Steel Partners Holdings L.P. (the “Company”) to be held on Thursday, May 26, 2016, at 10:00 a.m. Pacific Time at the Shade Hotel, 1221 N. Valley Drive, Manhattan Beach, CA 90266 for the following purposes:

1. To elect five independent directors to serve on the Board of Directors of our general partner, Steel Partners Holdings GP Inc.

2. To approve, on a non-binding, advisory basis, named executive officer compensation.

3. To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

4. To approve the adoption of the Sixth Amended and Restated Agreement of Limited Partnership to add a provision designed to protect the tax benefits of the net operating loss carryforwards of our subsidiaries and portfolio companies.

5. To transact any other business as may properly come before the meeting or any postponement or adjournments of the meeting.

These items of business are more fully described in the attached Proxy Statement. Only holders of record of the Company’s common units, no par value, and Class B common units, no par value, at the close of business on March 28, 2016 will be entitled to notice of and to vote at the Annual Meeting. If you have any further questions concerning the Annual Meeting or any of the proposals, please contact our proxy solicitor, MacKenzie Partners, Inc., at 105 Madison Avenue, New York, New York 10016 or call MacKenzie toll-free at 1-800-322-2885.

By Order of the Board of Directors.

WARREN G. LICHTENSTEIN
Chairman of the Board

Whether or not you plan to attend the Annual Meeting, please cast your vote online, by telephone or by completing, dating, signing and promptly returning the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting. This will assure that your units are represented at the Annual Meeting.

STEEL PARTNERS HOLDINGS L.P.

590 Madison Avenue, 32nd Floor
New York, New York 10022

PROXY STATEMENT

Annual Meeting of Limited Partners

This Proxy Statement is being furnished to the unitholders of Steel Partners Holdings L.P., a Delaware limited partnership (the “Company,” “we” or “us”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Steel Partners Holdings GP Inc., the general partner of the Company (“General Partner”), for use at the Annual Meeting of Limited Partners of the Company (the “Annual Meeting”) to be held on Thursday, May 26, 2016, at 10:00 a.m. Pacific Time at the Shade Hotel, 1221 N. Valley Drive, Manhattan Beach, CA 90266 and at any postponements thereof.

At the Annual Meeting, unitholders will be asked:

1. To elect five independent directors to serve on the Board.

2. To approve, on a non-binding, advisory basis, named executive officer compensation.

3. To ratify the selection of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

4. To approve the adoption of the Sixth Amended and Restated Agreement of Limited Partnership (the “Amended and Restated LP Agreement”) to add a provision designed to protect the tax benefits of the net operating loss carryforwards of our subsidiaries and portfolio companies.

5. To transact any other business as may properly come before the Annual Meeting or any postponement or adjournments of the Annual Meeting.

The Board has fixed the close of business on March 28, 2016 (the “Record Date”) as the record date for the determination of the holders of our limited partnership units, no par value (“common units”), and Class B common units, no par value (“Class B Units” and collectively with the common units, the “LP Units”), entitled to notice of and to vote at the Annual Meeting. Each LP Unit entitles the holder thereof to cast one vote on each matter submitted for a vote of the Limited Partners at the Annual Meeting. Unitholders may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone. Class B Units are identical to common units in all respects except that net tax losses are not allocated to a holder of Class B Units, liquidating distributions made by the Company to such holder may not exceed the amount of its capital account allocable to such Class B Units, and such holder may not sell such Class B Units in the public market. At such time that the amount of the capital account allocable to a Class B Unit is equal to the amount of the capital account allocable to a Common Unit, such Class B Unit shall convert automatically into a Common Unit. At the close of business on the Record Date, there were 26,656,439 outstanding LP Units. There was no other class of voting securities of the Company outstanding on the Record Date.

 This Proxy Statement and the accompanying form of proxy are first being sent to holders of the LP Units on or about [_______], 2016. Our Annual Report (the “Annual Report”) on Form 10-K for the fiscal year ended December 31, 2015 (“2015”) is enclosed with this Proxy Statement.

THE ANNUAL MEETING

Date, Time and Place

The Annual Meeting will be held on Thursday, May 26, 2016, at 10:00 a.m. Pacific Time at the Shade Hotel, 1221 N. Valley Drive, Manhattan Beach, CA 90266.

Matters to be Considered

At the Annual Meeting, unitholders will be asked to consider and cast a vote on the following matters: the election of five independent directors to the Board; the approval, on a non-binding, advisory basis, of named executive officer compensation; the ratification of the selection of independent auditors; and the approval of the adoption of the Amended and Restated LP Agreement.

The Board does not know of any matters to be brought before the Annual Meeting other than as set forth in the notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Quorum; List of Limited Partners of Record

Only holders of record of the Company’s LP Units at the close of business on March 28, 2016 will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 26,656,439 LP Units outstanding and entitled to vote. A majority of the LP Units outstanding on the Record Date, represented by proxy or in person, will constitute a quorum for the transaction of business at the Annual Meeting. A list of unitholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices for a period of ten days before the Annual Meeting. Unitholders may examine the list for purposes germane to the Annual Meeting.

Voting Rights; Required Vote

Each LP Unit entitles the holder thereof as of the Record Date to cast one vote on each matter submitted for a vote of the Limited Partners at the Annual Meeting.

Proposal 1: Election of Directors.  Pursuant to the Company’s Fifth Amended and Restated Agreement of Limited Partnership (the “LP Agreement”), dated as of July 14, 2009, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seats of the Board. Abstentions are not counted as votes “FOR” or “AGAINST” the election of directors. Limited Partners do not have the right to cumulate their votes in the election of directors.

The Board recommends a vote “FOR” all nominees.

Proposal 2: Approval of Named Executive Officer Compensation.  The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy on the matter. The vote is advisory and therefore not binding on the Compensation Committee, the Board, or the Company.

The Board recommends a vote “FOR” this proposal.

Proposal 3:  Selection of Auditors.  Ratification of the selection of BDO as our independent registered public accounting firm for the year ending December 31, 2016 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy on the matter. The vote is advisory and therefore not binding on the Audit Committee, the Board, or the Company.

The Board recommends a vote “FOR” this proposal.

Proposal 4:  Approval of Adoption of Sixth Amended and Restated LP Agreement.  The approval of the adoption of the Amended and Restated LP Agreement requires the affirmative vote of a majority of the voting power of the outstanding voting LP Units (excluding voting LP Units owned by the Company, the General Partner and persons and entities they control) on the matter. Abstentions are counted as votes “AGAINST” the approval of the adoption of the Amended and Restated LP Agreement.

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The Board recommends a vote “FOR” this proposal.

We have been advised that it is the intention of Steel Partners, Ltd. (“SPL”) and its affiliates to vote the LP Units over which they have voting power “FOR” all nominees for director and in favor of Proposal Nos. 2 and 3. SPL cannot vote on Proposal No. 4 since the voting requirement excludes any voting LP Units owned by the Company, the General Partner, or any person or entity that they control. SPL beneficially owned approximately 24.4% of our outstanding LP Units as of the Record Date. See the LP Units ownership table set forth in “LP Unit Ownership of Principal Unitholders and Management” below for information regarding the ownership of our LP Units.

Voting of Proxies

Unitholders that are “beneficial owners” (your LP Units are held for you in street name, by a bank, broker or other nominee) and “registered unitholders” (your LP Units are held in your own name through our transfer agent, American Stock Transfer and Trust Company, or you are in possession of unit certificates) may submit their votes before the Annual Meeting by: (a) Internet at www.proxyvote.com, or (b) telephone by calling 1-800-690-6903. Additionally, if you received your materials for the Annual Meeting by mail and do not wish to vote by Internet or telephone, you may mail a completed proxy card (in the case of registered unitholders), or voting instruction card (in the case of beneficial owners), in the prepaid envelope that was provided with your Annual Meeting materials. Unitholders wishing to vote by mail should be sure to complete and properly sign the proxy card (registered holders) or voting instruction card (beneficial owners) you received and return it in the prepaid envelope provided, and it will be voted in accordance with the specifications made on the proxy card or voting instruction card. If no specification is made on a signed and returned proxy card or voting instruction card, the units represented by the proxy will be voted “FOR” the election to the Board of each of the five nominees named on the proxy or instruction card, “FOR” the advisory vote on approval of the compensation of our named executive officers, “FOR” ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and “FOR” the approval of the adoption of the Amended and Restated LP Agreement, and, if any other matters are properly brought before the Annual Meeting, the proxy will be voted as the Board may recommend.

Voting instructions, including instructions for both telephonic and Internet voting, are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate unitholder identities, to allow unitholders to give voting instructions and to confirm that unitholders’ instructions have been recorded properly. A control number, located on the proxy card, will identify unitholders and allow them to vote their LP Units and confirm that their voting instructions have been properly recorded. If you do vote by Internet or telephone, it will not be necessary to return your proxy card.

We encourage unitholders with Internet access to record your vote on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted.

If your LP Units are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

If a unitholder neither returns a signed proxy card, votes by the Internet or by telephone, nor attends the Annual Meeting and votes in person, his or her LP Units will not be voted.

If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast at the Annual Meeting (attendance at the Annual Meeting will not, in and of itself, constitute a revocation of any previously submitted votes). If your LP Units are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on the Record Date, in order to vote your LP Units at the Annual Meeting.

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Revocability of Proxies

Any proxy signed and returned by a unitholder or voted by telephone or via the Internet may be revoked at any time before it is voted. A proxy may be revoked by giving written notice of revocation to the Secretary of the Company, at the Company’s address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the Internet, or by voting in person at the Annual Meeting. The mere presence at the Annual Meeting of a unitholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a unitholder has instructed a broker, bank or nominee to vote his, her or its LP Units, the unitholder must follow the directions received from the broker, bank or nominee to change his, her or its instructions. In the event of multiple online or telephone votes by a unitholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the unitholder, unless such vote is revoked in person at the Annual Meeting according to the revocability instructions outlined above.

Attending in Person

Only holders of LP Units as of the Record Date, their proxy holders and our invited guests may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your LP Units in street name, such as by a broker, you must bring proof of your ownership and identification with a photo to the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned LP Units as of the Record Date as acceptable proof of ownership.

Effect of Abstentions and “Broker Non-Votes”

If a registered unitholder indicates on his or her proxy card that the unitholder wishes to abstain from voting, or a beneficial owner instructs its bank, broker or other nominee that the unitholder wishes to abstain from voting, these LP Units are considered present and entitled to vote at the Annual Meeting. These LP Units will count toward determining whether or not a quorum is present. Because directors are elected by a plurality of votes cast in elections, abstentions will have no effect on the outcome of Proposal No. 1, concerning the election of the five nominees to our Board. Similarly, abstentions will have no effect on Proposal No. 2, concerning the non-binding, advisory vote on executive compensation, and Proposal No. 3, concerning the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Because Proposal No. 4 requires the affirmative vote of the majority of the outstanding voting LP Units (excluding voting LP Units owned by the Company, the General Partner or any person or entity that they control), abstentions will have the effect of a vote “AGAINST” Proposal No. 4, concerning the adoption of the Amended and Restated LP Agreement.

A “broker non-vote” occurs when a beneficial owner does not provide his or her broker with instructions as to how to vote the LP Units (“uninstructed units”) and the broker does not vote on a particular proposal because they do not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of LP Units as “non-votes.” Each of Proposals No. 1, 2 and 4 are considered “non-routine”, which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions; however, such uninstructed units will be counted towards establishing a quorum. Therefore, we encourage you to vote your LP Units by Internet, telephone or by signing and returning your proxy card or voting instruction card with complete voting instructions before the Annual Meeting, so that your LP Units will be represented and voted at the Annual Meeting even if you cannot attend in person.

Brokers do have authority to vote uninstructed units for or against “routine” proposals. Proposal No. 3, ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016, constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed units “FOR” or “AGAINST” Proposal No. 3 and such votes will count towards establishing a quorum.

The inspector of elections appointed for the Annual Meeting will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes (which are votes that could have been provided had the beneficial holder provided voting instructions to its broker) for each proposal.

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Adjournment of Annual Meeting

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting. If the Annual Meeting is postponed or adjourned, a unitholder’s proxy may remain valid and may be voted at the postponed or adjourned meeting. A unitholder still will be able to revoke the unitholder’s proxy until it is voted.

Expenses of Soliciting Proxies

Our Board is soliciting the proxy included with this Proxy Statement for use at the Annual Meeting. We will pay the expenses of soliciting proxies for the Annual Meeting. After the mailing of the proxy cards and other soliciting materials, we and/or our agents, including our directors, officers or employees, also may solicit proxies by mail, telephone, facsimile, email or in person. After the mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our LP Units forward copies of the proxy cards and other soliciting materials to persons for whom they hold LP Units and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so. Our directors, officers and employees will not receive any additional compensation for any soliciting efforts in which they may be engaged. In addition, the Company has retained the firm of MacKenzie Partners, Inc. to assist in the solicitation of proxies.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, May 26, 2016.

This Proxy Statement and our Annual Report are available on our website, www.steelpartners.com under “Investor Relations – SEC Filings”.

Annual Report and Company Information

A copy of our Annual Report to unitholders is being furnished to unitholders concurrently herewith.

The Company will mail without charge, upon written request, a copy of the Annual Report, including the financial statements, schedule and list of exhibits. Unitholders may request a written copy of our Audit Committee Charter, Compensation Committee Charter, Corporate Governance and Nominating Committee Charter, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, by writing to our Corporate Secretary. Requests should be sent to:

Steel Partners Holdings L.P.
Attn: Leonard J. McGill, Corporate Secretary
590 Madison Avenue
32nd Floor
New York, New York 10022

Each of these documents is also available on our website, www.steelpartners.com under “Investor Relations – Corporate Governance” for the Committee charters and “Investor Relations – SEC Filings” for the Annual Report.

No Right of Appraisal

Neither the Delaware Limited Partnership Act nor the LP Agreement provides for appraisal or other similar rights for dissenting unitholders in connection with any of the proposals to be voted upon at the Annual Meeting.

Independent Auditors

We have been advised that representatives of BDO will not be in attendance at the Annual Meeting.

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FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by their use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: our ability to deploy our capital in a manner that maximizes unitholder value; the ability to identify suitable acquisition candidates or business and investment opportunities; the inability to realize the benefits of net operating losses of our affiliates and subsidiaries; the ability to consolidate and manage our newly acquired businesses; fluctuations in demand for our services; general economic conditions and other risks detailed from time to time in filings we make with the Securities and Exchange Commission (“SEC”), including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Proxy Statement.

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PROPOSAL NO. 1:  ELECTION OF DIRECTORS

At the Annual Meeting, unitholders are being asked to elect five directors to serve on the Board until the next annual meeting or until their successors are elected and qualified. In addition to the nominees listed below, pursuant to the LP Agreement, SP General Services LLC (“SPGS” or the “Manager”) has designated Warren G. Lichtenstein and Jack Howard to serve as directors effective as of the date of the Annual Meeting.

The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote “FOR” the five nominees named by the Board and listed on the following table. The Board does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for the substitute nominees as the Board may propose.

Each of the following nominees is currently serving as a director. Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Corporate Governance and Nominating Committee and the Board to determine that the person should be nominated for election as a director of the General Partner at the Annual Meeting. The following information is as of the Record Date.

Name	Age	Position With The Company	Director Since
Warren G. Lichtenstein	50	Executive Chairman	2009
Jack L. Howard	54	President, Director	2011
Anthony Bergamo (1)(2)(3)(6)	69	Director	2009
John P. McNiff (1)(4)(5)(6)	55	Director	2009
Joseph L. Mullen (1)(2)(6)(7)	69	Director	2009
General Richard I. Neal (1)(2)(4)	73	Director	2009
Allan R. Tessler (1)(4)	79	Director	2009
__________________________

(1)	Independent Director.

(2)	Member of Audit Committee.

(3)	Chairman of Audit Committee.

(4)	Member of Corporate Governance and Nominating Committee.

(5)	Chairman of Corporate Governance and Nominating Committee.

(6)	Member of Compensation Committee.

(7)	Chairman of Compensation Committee.

Anthony Bergamo has been a member of the Board since July 15, 2009. Mr. Bergamo held various positions with MB Real Estate, a property development and management company based in New York City and Chicago, since April 1996, including the position of Vice Chairman since May 2003. Mr. Bergamo served as Managing Director with Milstein Hotel Group, a hotel operator, since April 1995. He has also serves as the Chief Executive Officer of Niagara Falls Redevelopment, LLC, a real estate development company, since August 1998. He serves as a director of ModusLink Global Solutions, Inc., a NASDAQ company providing customized supply chain management services to the world’s leading high technology companies (“ModusLink”), since December 2013 and as Chair of its Audit Committee since May 2014. Mr. Bergamo was a director of Lone Star Steakhouse & Saloon, Inc., an owner and operator of restaurants, from May 2002 until December 2006, at which time such company was sold to a private equity fund. At the time of such sale, Mr. Bergamo was the Chairman of the Audit Committee of Lone Star Steakhouse & Saloon, Inc.  He has also been a director since 1995, a Trustee since 1986 and currently is Chairman of the Audit Committee and a member of the Executive and Compensation Committees of Dime Community Bancorp. Mr. Bergamo is also the Founder of the Federal Law Enforcement Foundation, a foundation that provides economic assistance to both federal and local law enforcement officers suffering from serious illness and to communities recovering from natural disasters, and has served as its Chairman since 1988. He formerly served as a Member of the New York State Commission for Sentencing Reform as a member of the Board of New York Off-Track Betting. Mr. Bergamo serves as Chairman of the Audit Committee of the Board. He earned a B.S. in History from Temple University, and a J.D. from New York Law School. He is admitted to the New York, New Jersey and Federal Bars, the US Court of Appeals and the US Supreme Court.

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The Board has determined that Mr. Bergamo’s broad experience as chief executive officer and operating officer of public and private companies and his more than sixteen years of service on boards of public companies and various public service organizations enable him to assist in the management of the Company.

John P. McNiff has been a member of the Board since July 15, 2009. He has been chairman of Discovery Capital Management, LLC, a multi-strategy hedge fund, since 2004. Mr. McNiff has served as a director of ICM Insurance, a New York corporation, since 1999. In 1993, Mr. McNiff co-founded Longwood Investment Advisors, Inc., a Pennsylvania corporation, and served as President from 1993 until 2005. In 1991, Mr. McNiff also co-founded Radnor Holdings Corporation, a diversified chemical manufacturer, and served as its Senior Vice President, from 1991 until 2004.  From 1988 until 1991, Mr. McNiff served as Vice President of Corporate Development of Airgas, a publicly traded New York Stock Exchange company. From 1986 until 1988, Mr. McNiff was an associate at the law firm of Davis Polk & Wardwell. Mr. McNiff has served on the boards of Colonial Penn Insurance Company, Lincoln Mortgage Company, Chartwell Investment Partners, Radnor Holdings Corporation, Insurance Capital Management, Cooke & Bieler, and Alliance Healthcare. He holds a B.A. from Yale University and a J.D. from New York University School of Law.

The Board has determined that Mr. McNiff’s extensive knowledge of securities law and financial management and his service on numerous boards enable him to assist in the management of the Company.

Joseph L. Mullen has been a member of the Board since July 15, 2009. Mr. Mullen served as a director of our predecessor entity WebFinancial Corporation (“WebFinancial”) from 1995 until December 2008. Since January 1994, Mr. Mullen has served as Managing Partner of Li Moran International, Inc., a management consulting company, and has functioned as a senior officer overseeing the merchandise and marketing departments for such companies as Leewards Creative Crafts Inc. and Office Depot of Warsaw, Poland.

The Board has determined that Mr. Mullen’s experience as a member of various audit committees, including membership on the audit committee of WebFinancial, as well as over 20 years experience working with various banks and retailers and as vice president of Hills Department Stores with line item responsibility enable him to assist in the management of the Company. Mr. Mullen also serves on the Board of Trustees for Benjamin Franklin Classical Charter Public School in Franklin, MA, which includes membership on the Finance Committee.

General Richard I. Neal has been a member of the Board since July 15, 2009. General Neal became President of Sisvel US, Inc. in 2010 and served as President of Audio MPEG since 2003; both companies license intellectual property. He is presently Chairman of the Board for SisvelUS. Additionally, General Neal was President of IP Global and Safer Display, both intellectual property licensing companies. He was the Senior Mentor for the United States Marine Corps for five years and has been a Senior Fellow for the National Defense University since his retirement from the Marines Corps in 1998. General Neal currently serves as a director of Humanetics Corporation and is a Trustee for Norwich University. He was a Senior Fellow for the Institute for Defense and Business at the University of North Carolina. He was a director for United Industrial Corporation and for AgustaWestland Inc. Following graduation from Northeastern University in 1965, he was commissioned as a Second Lieutenant in the Marine Corps. For the next thirty-five years, General Neal commanded at every level within the Marine Corps; battery, battalion, brigade and as the Second Marine Division Commander. He served two tours in the Republic of Vietnam. During Operation Desert Storm, General Neal served as the Director of Operations for U.S. Central Command and was also responsible for briefing the international press on the war. Before his retirement in 1998, General Neal’s last assignment was as the Assistant Commandant of the Marine Corps. General Neal holds a B.S. in History and Education from Northeastern University, and a M.Ed. from Tulane University and is a graduate of the National War College.

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The Board has determined that General Neal’s unique experience in negotiating licensing agreements, developing financial settlements, and collecting and distributing royalties, along with his experience as Chairman of the 38-member Board of the Military Officers Association of America that represents a membership of 375,000 and is intimately involved in governance issues and policy development, enable him to assist in the management of the Company.

 Allan R. Tessler has been a member of the Board since July 15, 2009. Mr. Tessler has served as the Chairman and Chief Executive Officer of International Financial Group, Inc., an international merchant banking firm, since 1987. Mr. Tessler served as Chief Executive Officer of Epoch Holding Corporation, a NASDAQ-listed investment management company, from February 2000 until June 2004, and has served as Chairman of the Board since May 1994. Previously, he was Co-Chairman and Co-Chief Executive Officer of Interactive Data Corporation (formerly Data Broadcasting Corporation), a securities market data supplier, from June 1992 until February 2000. Mr. Tessler was co-founder and Chairman of the Board of Enhance Financial Services, Inc., a public insurance holding company, from 1986 until 2001, and was Chairman of the Board of Great Dane Holdings Inc., a private diversified holding company, from 1987 until 1996. He presently is lead director of Limited Brands, Inc., director of Imperva, Inc. and director of TD Ameritrade Holding Corporation. He serves as Chairman of the Board of Trustees of the Hudson Institute and is a member of the Board of Governors of the Boys & Girls Clubs of America. Mr. Tessler received his undergraduate degree from Cornell University and L.L.B. from Cornell University Law School.

The Board has determined that Mr. Tessler’s broad business experience and financial expertise, together with his involvement in various public policy issues, enable him to assist in the management of the Company.

Additional Directors

In addition to the nominees listed above, pursuant to the LP Agreement, SPGS has designated Warren G. Lichtenstein and Jack Howard to serve as directors effective as of the date of the Annual Meeting.

Warren G. Lichtenstein served as the Chairman of the Board of the General Partner from July 15, 2009 to February 26, 2013 and has served as Executive Chairman of the General Partner since February 2013. He served as the Chief Executive Officer of the General Partner from July 15, 2009 until February 26, 2013, at which time he became the Executive Chairman. Mr. Lichtenstein has served on the board of directors of over twenty public companies. He has served as Chairman of the Board of Handy & Harman Ltd. (formerly known as WHX Corporation) (“HNH”), a NASDAQ-listed, Delaware corporation in which the Company has a majority ownership interest, since July 2005. Mr. Lichtenstein is the Chairman and Chief Executive Officer of Steel Partners LLC (“Steel Partners”) and has been associated with Steel Partners and its affiliates since 1990. Since March 2013, Mr. Lichtenstein has served as Chairman of the Board of ModusLink, a NASDAQ company providing customized supply chain management services to the world’s leading high technology companies, and has served as the interim Chief Executive Officer of ModusLink since March 28, 2016. Mr. Lichtenstein has served as a director of Aerojet Rocketdyne Holdings, Inc., a NYSE-listed manufacturer of aerospace and defense products and systems with a real estate business segment, since March 2008 and has served as the Chairman of the Board since March 2013. Mr. Lichtenstein has served as a director (currently Chairman of the Board) of Steel Excel Inc. (“Steel Excel”), a company whose business currently consists of Steel Sports Inc. and Steel Energy Services Ltd., since October 2010 and Chairman of the Board since May 2011. In 2011 Mr. Lichtenstein founded Steel Sports, Inc., a subsidiary of Steel Excel dedicated to building a network of participatory and experience-based sports-related businesses, with a particular emphasis on youth sports. He has served as a director of SL Industries, Inc. (“SL Industries”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment that is listed on NYSE Amex, since March 2010. He previously served as a director (formerly Chairman of the Board) of SL Industries from January 2002 to May 2008 and served as Chief Executive Officer from February 2002 to August 2005.

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The Board has determined that Mr. Lichtenstein’s extensive experience in corporate finance, executive management, investing and his service as a director and advisor to a diverse group of public companies enable him to assist in the management of the Company.

Jack L. Howard has served as our President since July 15, 2009 and has been a member of our Board of Directors since October 18, 2011. He also served as the Company’s Assistant Secretary from July 15, 2009 until September 19, 2011 and as the Company’s Secretary from September 19, 2011 until January 2012. Mr. Howard has been a registered principal of Mutual Securities, Inc., a FINRA registered broker-dealer, since 1989. Mr. Howard has been a director of HNH since July 2005, Vice Chairman of the Board since March 2012 and principal executive officer since January 2013. He is the President of SPGS. He is the President of Steel Partners and has been associated with Steel Partners and its affiliates since 1993. Mr. Howard also co-founded Steel Partners II, L.P. (“SPII”) in 1993. Mr. Howard has been a director of Steel Excel since December 2007, serving as Vice Chairman of the Steel Excel Board since May 2012, and Principal Executive Officer of Steel Excel since March 2013. He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63.

The Board has determined that Mr. Howard’s managerial and investing experience in a broad range of businesses, as well as his service on the boards of directors and committees of both public and private companies, which includes serving on the board of directors of a well services company, allow him to effectively lead the management of the Company.

Required Vote and Board Recommendation

If a quorum is present, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seats of our Board. Limited Partners do not have the right to cumulate their votes in the election of directors.

If you hold your LP Units in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining if a quorum is present. If you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal your broker will not have the authority to vote your LP Units with respect to the election of directors to our Board. Such abstentions and broker non votes will have no effect on the outcome of the election of directors to our Board, but such LP Units will be counted for purposes of establishing a quorum.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

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INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Director Independence

The Board has undertaken its annual review of director independence. During this review, the Board considered all transactions and relationships between each current director and nominee for director or any member of such person’s immediate family and the Company, and its subsidiaries and affiliates. The purpose of this review is to determine whether any relationship or transaction is considered a “material relationship” that would be inconsistent with a determination that a director is independent. In assessing the independence of our directors, our Board has reviewed and analyzed the standards for independence required under the NYSE listing standards, including NYSE listing standard 303A.02, which include a series of objective tests, such as that a director may not be our employee or officer, and that the director has not engaged in various types of business dealings with us. The Board affirmatively determined that, of our current directors and director nominees, Messrs. Bergamo, McNiff, Mullen and Tessler, and General Neal qualify as “independent” in accordance with the NYSE listing standards.

Board Structure and Risk Oversight

The Board is currently comprised of seven members, five of whom are elected annually by our unitholders and two of whom are appointed by SPGS. Warren G. Lichtenstein, the Chairman and Chief Executive Officer of SPGS, served as the Chairman of the Board and Chief Executive Officer from July 2009 to February 2013 and has served as Executive Chairman since February 2013. We determined it was in the Company’s best interest to combine the roles of Chairman and Chief Executive Officer to ensure a strong leadership for the Board, particularly since SPGS is tasked with the day-to-day management of the Company. We do not have a Lead Independent Director. Rather, the Company’s five independent directors, who are the sole members of the Audit, Compensation and Corporate Governance and Nominating Committees, provide strong independent leadership for each of these committees. The independent directors meet in executive session from time to time, as deemed appropriate in their discretion, in their various capacities, and as the Audit Committee, the three independent directors meet in executive sessions with our outside auditors on a regular basis. At each such meeting of the independent directors, in lieu of having a Lead Independent director, the directors rotate the presiding position among the chairs of the Board committees.

The Company is managed by SPGS, pursuant to the terms of the Fifth Amended and Restated Management Agreement, by and between SP Corporate Services LLC (“SP Corporate”), a wholly owned subsidiary of the Company, and SPGS (the “Management Agreement”), as discussed in further detail in the section entitled “Executive Compensation - The Management Agreement.” From its founding in 1990, SPGS and its affiliates have focused on increasing value for investors in the entities it has managed, including the Company.

The Board is actively involved in overseeing the Company’s risk management processes. The Board focuses on the Company’s general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of the Company’s businesses, and the Board and management actively engage in discussion on these topics.

Each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight of legal and compliance matters and assesses the adequacy of the Company’s risk-related internal controls. The Compensation Committee considers risk and analyzes our executive compensation programs to ensure SPGS is providing incentives to appropriately reward executives for growth without undue risk taking.

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Annual Meeting Attendance

We strongly encourage directors to attend our annual meetings of Limited Partners. The Board generally endeavors to hold Board and committee meetings on the same day as the annual meeting of Limited Partners to encourage director attendance. Each of our directors attended our 2015 Annual Meeting of Limited Partners held on June 11, 2015, in person or telephonically.

Meetings of the Board

During 2015, the Board met 9 times and acted by unanimous written consent 2 times. Each director attended over 75% of the aggregate number of meetings of the Board and the meetings held by committees of the Board during the period such director served on the Board or applicable committee during 2015.

Committees of the Board

Standing committees of the Board consist of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Each committee operates under a written charter approved by the Board. Each of the charters of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are available on our website at www.steelpartners.com. Each of these charters also is available in print to any unitholder upon request.

Audit Committee

The members of our Audit Committee are Anthony Bergamo, Joseph L. Mullen, and General Richard I. Neal. Each of Messrs. Bergamo and Mullen, and General Neal are non-employee members of the Board. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the General Partner that might affect their independence from the General Partner, the Board has determined that (i) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act, (ii) all current Audit Committee members are financially literate, and (iii) Mr. Bergamo, who is independent, qualifies as an “audit committee financial expert” under the applicable rules promulgated pursuant to the Exchange Act. Unitholders should understand that this designation is a disclosure requirement of the SEC related to the experience and understanding of Mr. Bergamo with respect to certain accounting and auditing matters. The designation of “audit committee financial expert” does not impose upon Mr. Bergamo any duties, obligations or liabilities that are greater than are generally imposed on any such director as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of the other members of the Audit Committee or the Board.

The Audit Committee met 14 times and acted by unanimous written consent 10 times during 2015. The Audit Committee assists the full Board in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and retention of our independent registered public accounting firm, which reports to the Audit Committee. In addition, any related-person transactions, excluding certain limited compensation matters involving one of our directors or executive officers, which are delegated to the Compensation Committee, must be reviewed and approved by the Audit Committee or another independent body of the Board.

Compensation Committee

The members of our Compensation Committee are Anthony Bergamo, John P. McNiff, and Joseph L. Mullen. Each of Messrs. Bergamo, McNiff and Mullen are non-employee members of the Board. The Compensation Committee reviews compensation arrangements and personnel matters. The Compensation Committee charter provides that the Compensation Committee may delegate certain duties to a consultant and/or advisor. The Compensation Committee met 3 times during 2015.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are John P. McNiff, General Richard I. Neal, and Allan R. Tessler. Each of Messrs. McNiff and Tessler and General Neal are non-employee members of the Board.

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The Corporate Governance and Nominating Committee met 1 time during 2015. The Corporate Governance and Nominating Committee is responsible for reviewing the qualifications of potential candidates for membership on our Board and recommending such candidates to the full Board. In addition, the Corporate Governance and Nominating Committee makes recommendations regarding the structure and composition of our Board and advises and makes recommendations to the full Board on matters concerning corporate governance. In addition, the Corporate Governance and Nominating Committee determines, on an annual basis, which members of our Board meet the definition of “independent” as defined in the NYSE listing standards, and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Consideration of Director Nominees; New Nominees for Director

Director Qualifications. The goal of the Corporate Governance and Nominating Committee is to identify nominees who will contribute to our overall corporate goals and objectives. In making such evaluation, the Corporate Governance and Nominating Committee considers a nominee’s character, judgment, business experience, personal and professional background, areas of expertise and contribution to diversity of the Board in light of its then-current composition and the Corporate Governance and Nominating Committee’s assessment of the perceived needs of the Board. The Corporate Governance and Nominating Committee considers the qualifications of each potential nominee not only for their individual strengths, but also for the potential contribution to the Board as a group. In addition, the Corporate Governance and Nominating Committee considers the level of the candidate’s commitment to active participation as a director, both at board and committee meetings and otherwise. The Corporate Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our unitholders. When appropriate, the Corporate Governance and Nominating Committee may retain executive recruitment firms to assist it in identifying suitable candidates. After its evaluation of potential nominees, the Corporate Governance and Nominating Committee submits its chosen nominees to the Board for approval.

Limited Partner Nominees. The Corporate Governance and Nominating Committee will consider Limited Partner recommendations for director candidates. If a Limited Partner would like to recommend a director candidate for the 2017 Annual Meeting of Limited Partners, the Limited Partner must deliver the recommendation to our Corporate Secretary at our principal executive offices no later than 90 days prior to and no earlier than 120 days prior to May 26, 2017, the date that is the one year anniversary of the Annual Meeting (the deadline for nominations for the 2017 Annual Meeting of Limited Partners is between January 26, 2017 and no later than February 25, 2017). Notwithstanding the foregoing, if the 2017 Annual Meeting of Limited Partners occurs on a date more than 30 days earlier or 70 days after the date that is the one year anniversary of the Annual Meeting, then notice by the Limited Partner to be timely for the 2017 Annual Meeting must be delivered no later than 90 days prior to and no earlier than 120 days prior to the actual date of the 2017 Annual Meeting of Limited Partners, or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2017 Annual Meeting of Limited Partners is first made by our Board.

Recommendations for candidates should be accompanied by personal information about the candidate, including a list of the candidate’s references, the candidate’s resume or curriculum vitae and the other information that would be required in the Limited Partner notice required by Section 13.4(c)(v) of the LP Agreement. A Limited Partner recommending a candidate may be asked to submit additional information as determined by the Corporate Governance and Nominating Committee and as necessary to satisfy the rules of the SEC. If a Limited Partner’s recommendation is received within the time period set forth above and the Limited Partner has met the criteria set forth above, the Corporate Governance and Nominating Committee will evaluate such candidate, along with the other candidates being evaluated by the Corporate Governance and Nominating Committee, in accordance with the committee’s charter and corporate governance principles, and will apply the criteria described under “Consideration of Director Nominees; New Nominees for Director—Director Qualifications” above.

There have been no changes to the procedures by which our security holders may recommend nominees to our Board since the filing of our Definitive Proxy Statement on April 30, 2015 for our 2015 Annual Meeting of Limited Partners, which was held on June 11, 2015.

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Communication with the Board

You may contact the Board by mail to: Board of Directors, c/o Corporate Secretary, Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022. An employee will forward these letters directly to the Board. We reserve the right not to forward to the Board any abusive, threatening or otherwise inappropriate materials.

Code of Ethics

The General Partner has adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of its directors, officers and employees. The Code of Conduct is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) compliance with applicable governmental laws, rules and regulations, (iii) the prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the Code of Conduct, and (iv) accountability for adherence to the Code of Conduct. The Code of Conduct is available on the Company’s website at www.steelpartners.com. Amendments to the Code of Conduct and any grant of a waiver from a provision of the Code of Conduct requiring disclosure under applicable SEC rules will be disclosed on the Company’s website at www.steelpartners.com.

Corporate Governance Guidelines

The General Partner has adopted a set of corporate governance guidelines that applies to all of our directors, officers, employees and representatives. Our Corporate Governance Guidelines are available on our website at www.steelpartners.com.

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LP UNIT OWNERSHIP OF PRINCIPAL UNITHOLDERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of our LP Units as of March 28, 2016, by (a) each beneficial owner of 5% or more of our outstanding LP Units known to us, (b) each director of the General Partner, (c) each “named executive officer” of the General Partner and (d) all directors and executive officers of the General Partner as a group.

The percentage of beneficial ownership for the table is based on 26,656,439 LP Units outstanding as of March 28, 2016. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their LP Units. Unless otherwise indicated in the footnotes to the table below, each beneficial owner listed below maintains a mailing address of c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

The number of LP Units beneficially owned by each unitholder is determined under SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those LP Units over which the unitholder has sole or shared voting or investment power and those LP Units that the unitholder has the right to acquire within 60 days after March 28, 2016, including through the exercise of an option or vesting of a restricted stock unit, or “RSU”. The “Percentage of Units” column treats as outstanding all LP Units underlying options that are exercisable within 60 days after March 28, 2016, or vesting of an RSU held by the Directors and named executive officers individually and as a group, but not LP Units underlying equity awards that are exercisable by other unitholders.

	LP Units Beneficially Owned
Name of Beneficial Owner	Number of Units (1)	Percentage of Units Outstanding (1)(2)
Directors and Named Executive Officers:
Jack L. Howard	3,795,818 (3)	14.2%
Warren G. Lichtenstein	9,336,859 (4)	35.0%
Anthony Bergamo	43,949	*
John P. McNiff	154,397 (5)	*
Joseph L. Mullen	37,170	*
General Richard I. Neal	34,725	*
Allan R. Tessler	34,607	*
James F. McCabe, Jr.	6,341	*
Leonard J. McGill	2,882	*
Directors and executive officers as a group (9 persons)	13,446,748	50.4%
5% Unitholders:
Steel Partners, Ltd.	6,493,811 (6)	24.4%
Entities affiliated with Entrust Capital Diversified Fund Ltd.	2,434,309 (7)	9.1%
 _______________

*	Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to the units. The percentage of common units owned is based on 26,656,439 common units outstanding as of March 28, 2016, inclusive of 130,264 Class B Units, but exclusive of treasury units.

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(2)
Absent banking regulatory approval, voting rights are forfeited with respect to all common units in excess of 9.9%, and such common units may not be voted on any matter and will not be considered to be outstanding when sending notices of a meeting of unitholders (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes.

(3)
Consists of the following: (i) 1,518,228 common units held directly by Mr. Howard; (ii) 1,519,552 common units beneficially owned by The II Trust; (iii) 747,938 common units beneficially owned by The III Trust; and (iv) 10,100 common units held by EMH Howard, LLC (“EMH”). Mr. Howard is the trustee for The II Trust and The III Trust and the managing member of EMH. Mr. Howard may be deemed to have investment and voting power with respect to the common units held by The II Trust, The III Trust and EMH. Mr. Howard disclaims beneficial ownership of such common units beneficially owned by The II Trust, The III Trust and EMH, except to the extent of his pecuniary interest therein.

(4)
Consists of the following: (i) 379,141 common units held directly by Mr. Lichtenstein; (ii) 6,362,920 common units, inclusive of 130,264 Class B Units, beneficially owned by a subsidiary of SPL; (iii) 130,891 common units beneficially owned by SPL; (iv) 1,208,352 common units beneficially owned by SPH SPV; and (v) 1,255,555 common units held in grantor retained annuity trusts. Mr. Lichtenstein is Chief Executive Officer and a shareholder of SPL and the managing member of SPH SPV. Mr. Lichtenstein may be deemed to have shared investment and voting power with respect to such common units held indirectly by him. Mr. Lichtenstein disclaims beneficial ownership of such common units not directly held by him, except to the extent of his pecuniary interest therein.

(5)
Consists of the following: (i) 35,230 common units held directly by Mr. McNiff; (ii) 45,816 units beneficially owned by the John and Evelyn McNiff Trust; and (iii) 73,351 common units beneficially owned by the Evelyn B Olin Irrevocable Trust, or the “Olin Trust.” Mr. McNiff is the co-trustee of the Olin Trust. Mr. McNiff may be deemed to have shared investment and voting power with respect to the common units held by the John and Evelyn McNiff Trust and the Olin Trust. Mr. McNiff disclaims beneficial ownership of such common units beneficially owned by the John and Evelyn McNiff Trust and the Olin Trust, except to the extent of his pecuniary interest therein.

(6)	Consists of the following: (i) 130,891 common units beneficially owned by SPL and (ii) 6,362,920 common units, inclusive of 130,264 Class B Units, beneficially owned by a subsidiary of SPL.

(7)
Based solely on information contained in Amendment No. 2 to Schedule 13G filed by Entrust Partners LLC a Delaware limited partnership (“Entrust”), filed with the SEC on February 10, 2016. Entrust reported that it had shared voting power and shared dispositive power with respect to 2,434,309 common units. The principal address of Entrust is 375 Park Avenue, 24 FL, New York, NY 10152.

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TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

The LP Agreement generally provides that affiliated transactions and resolutions of conflicts of interest between the Manager or its affiliates, or any director of the Board, on the one hand, and us, on the other, must be approved by a majority of the disinterested directors of the Board or a conflicts committee established by the Board and must be on terms no less favorable to us than those generally provided to or available from unrelated third parties or “fair and reasonable” to us, taking into account the totality of the relationships between the parties involved.

In addition, the Company has a written Related Person Transaction Policy, which is administered by the Audit Committee. The Related Person Transaction Policy provides that the Audit Committee is to consider all relevant factors when determining whether the terms of a related person transaction are fair and reasonable to us and whether to approve or ratify a related person transaction; provided however that these requirements will be deemed satisfied and not a breach of any duty as to any transaction (i) approved by the Audit Committee; (ii) approved by the vote of the holders of a majority of the voting power of outstanding voting units (excluding voting units owned by us, the General Partner and persons that we and the General Partner control); (iii) the terms of which are no less favorable to us than those generally being provided to or available from unrelated third parties; or (iv) that is fair and reasonable to us, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to us). Among other relevant factors, the Audit Committee will consider the size of the transaction and the amount payable to a related person, the nature of the interest of the applicable related person, whether the transaction may involve a conflict of interest and whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

Under the Related Person Transaction Policy, a related person means:

(1) any person who was, at any time since the beginning of our last fiscal year, a director, director nominee or executive officer of the General Partner, even if the person was not a director, director nominee or executive officer of the General Partner at the time of the transaction;

(2) any person who was, at any time since the beginning of our last fiscal year, an immediate family member of a director, director nominee or executive officer of the General Partner and any person (other than a tenant or employee) sharing the household of such director, director nominee or executive officer of the General Partner, even if the person was not an immediate family member of such director, director nominee or executive officer of the General Partner at the time of the transaction;

(3) any person who was, at the time the transaction in question occurred or existed, a holder of 5% or more of our voting units;

(4) any person who was, at the time the transaction in question occurred or existed, an immediate family member of a holder of 5% or more of our voting units and any person (other than a tenant or employee) sharing the household of such unitholder;

(5) an entity in which any of the persons identified in (1) through (4) above acts as an officer or general partner of or otherwise controls such entity or in which such person, together with any other persons identified in clauses (1) through (4) above, holds an aggregate ownership interest of at least 10%.

Under the Related Person Transaction Policy, a related person transaction includes any transaction or currently proposed transaction that occurred since the beginning of our most recent fiscal year in which we were or are to be a participant, a related person had or will have a direct or indirect material interest and the amount involved exceeds or reasonably can be expected to exceed $120,000. Under the Related Person Transaction Policy, a transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships.

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Certain Relationships and Related Transactions

Management Agreement

See “Executive Compensation” for a description of the Management Agreement.

 SPII Liquidating Trust

The Steel Partners II Liquidating Series Trust (“SPII Liquidating Trust”), a Delaware statutory trust, was formed and commenced operations on July 15, 2009.  The purpose of the SPII Liquidating Trust is to effect the orderly liquidation of certain assets previously held by SPII in connection with the withdrawal of the limited partners of SPII Onshore. Steel Partners II GP LLC (“SPIIGP”) is the liquidating trustee, and along with a Delaware trustee, has responsibilities that are generally limited to providing certain services in connection with the administration of the SPII Liquidating Trust. Mr. Lichtenstein is the managing member of SPIIGP. The Manager is the investment manager of the SPII Liquidating Trust.

The Company’s interest in the SPII Liquidating Trust was $0 and $9,623,000 at December 31, 2015 and December 31, 2014, respectively. The SPII Liquidating Trust had investments in (i) Steel Partners Japan Strategic Fund, L.P. (“SPJSF”), and (ii) Steel Partners China Access I LP (“SPCA”), a private equity partnership investing in China. At December 31, 2015 and 2014, SPH’s interest in the SPII Liquidating Trust related to SPCA and SPJSF was $0 and $0; and $6,811,000 and $2,812,000, respectively. We have no obligation to make any capital contributions to the SPII Liquidating Trust.

SP Corporate Services Agreements

The Company is party to a services agreement (the “Services Agreement”) with SP Corporate. The Services Agreement is automatically renewable on an annual basis unless terminated by either party on any anniversary date, upon at least 30 days’ written notice. SP Corporate is a wholly owned subsidiary of the Company’s wholly owned subsidiary SPH Services, Inc. (“SPH Services”). SPH Services was created to consolidate the executive and corporate functions of the Company and certain of its affiliates, including SP Corporate and Steel Partners LLC (“SPLLC”), and to provide such services to other portfolio companies. SPH Services acquired the membership interests of SP Corporate and SPLLC from SPL, an affiliate of the Manager.

Under the Services Agreement, SP Corporate provides legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, human resources, investor relations and other similar services related to our operation. The fee to be paid is agreed upon by SP Corporate and us from time to time. SP Corporate earned $6,000,000 for the year ended December 31, 2015 under the Services Agreement. The Services Agreement was amended effective January 1, 2016 to have SPH Services furnish the services and to modify the payments made by the Company to SPH Services from $6,000,000 to $3,000,000 annually.

On January 1, 2012, HNH entered into a written management services agreement (“HNH Management Services Agreement”) with SP Corporate, which restructured its prior management services arrangements. The Company has an approximately 69.8% ownership interest in HNH. Pursuant to the HNH Management Services Agreement, SP Corporate agreed to provide HNH with the continued services of Glen M. Kassan, as HNH’s Chief Executive Officer, and James F. McCabe, Jr., as HNH’s Chief Financial Officer, and certain other employees and corporate services. The HNH Management Services Agreement further provided that HNH would pay SP Corporate a fixed annual fee of approximately $10,980,000 consisting of (a) $1,740,000 in consideration of executive services provided by SP Corporate under the HNH Management Services Agreement, and (b) $9,240,000 in consideration of the corporate services provided by SP Corporate under the HNH Management Services Agreement, including, without limitation, legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, environmental health and safety, human resources, marketing, investor relations and other similar services rendered for HNH or its subsidiaries. The fees payable under the HNH Management Services Agreement are subject to an annual review and such adjustments as may be agreed upon by SP Corporate and HNH. The HNH Management Services Agreement has a term of one year, which will automatically renew for successive one-year periods unless and until terminated in accordance with the terms set forth therein, which include, under certain circumstances, the payment by HNH of a termination fee to SP Corporate. On December 21, 2012, the Audit Committee of the Company’s Board of Directors resolved that, effective January 1, 2013, certain individuals employed by SP Corporate and their related expenses would be transferred to HNH, and the fee paid under the HNH Management Services Agreement was accordingly reduced by approximately $2,000,000. The HNH Management Services Agreement was further modified, on March 27, 2013, following the retirement of Glen Kassan as Chief Executive Officer to provide that the services of Jack L. Howard would be provided to HNH as principal executive officer and to adjust the fees payable thereunder to a fixed annual fee of approximately $1,740,000 in consideration of executive services provided by SP Corporate and approximately $7,145,000 in consideration of the corporate services provided by SP Corporate. On May 3, 2015, the HNH Management Services Agreement was further modified to clarify the services to be provided and to adjust the annual fee in consideration of such services from $8,884,824 to $10,550,934. The HNH Management Services Agreement was amended and restated effective February 23, 2016 to have SPH Services furnish the services to HNH and to make certain other changes.

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On March 9, 2010, WebBank, a Utah chartered industrial bank and our subsidiary through WebFinancial Holding Corporation, and SP Corporate entered into a servicing agreement under which SP Corporate receives $63,000 quarterly and provides certain services to WebBank. The agreement was effective January 1, 2010, continued for three years and automatically renewed for successive one year terms unless terminated in accordance with the agreement. For 2015, WebBank paid SP Corporate fees of $250,000. The agreement was amended and restated effective January 1, 2016 to modify the payments made by WebBank to SP Corporate from $62,500 to $125,000 quarterly, and to make certain other changes.

SP Corporate also has services agreements with each of BNS Holding, Inc. (“BNS”) and CoSine Communications, Inc. (“CoSine”). The Company has an approximate 84.9% ownership interest in BNS and a 90.7% ownership interest in Cosine. Pursuant to the terms of the services agreements, SP Corporate provided each of BNS and CoSine with certain services and each of BNS and CoSine paid SP Corporate a monthly fee of $42,000 and $17,000, respectively, which fees are adjustable annually upon agreement by the parties or at other times upon amendment to the services agreements. In addition, each of BNS and CoSine are obligated to reimburse SP Corporate for certain expenses, including legal expenses, as well as all reasonable and necessary business expenses, incurred on behalf of each of BNS and CoSine. Services provided under the services agreements include the non-exclusive services of persons to perform accounting, tax, administrative, compliance and investor relations services. In March 2013 the annual fee from BNS was adjusted from $600,000 to $204,000, based on reduced hours forecast as BNS had sold its only operation and now has a liquidating trust. BNS incurred management fees of $204,000 for 2015. Effective as of December 31, 2015, WebFinancial Holding LLC (“WFH LLC”) is the successor by merger to CoSine. The agreement between SP Corporate and WFH LLC was amended and restated effective January 1, 2016 to modify the payments made by WFH LLC to SP Corporate from $17,000 monthly to $100,000 monthly, and to make certain other changes.

Effective as of September 1, 2009, SP Corporate entered into a management services agreement with DGT, a subsidiary of the Company. The Company has a 100% ownership interest in DGT. Pursuant to the terms of the management services agreement, which was amended on October 1, 2011, SP Corporate provides DGT with certain services and DGT paid SP Corporate a monthly fee of $48,000, which fee is adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreement. In addition, DGT is obligated to reimburse SP Corporate for certain expenses, including legal expenses, as well as all reasonable and necessary business expenses, incurred on behalf of DGT. Services provided under the management services agreement include the non-exclusive services of persons, including a chief executive officer and chief financial officer, to perform certain management and leadership services. DGT and SP Corporate amended the management services agreement effective June 1, 2013, to reduce the monthly fee to approximately $40,000. DGT incurred management fees of approximately $476,000 for 2015. Effective February 2016, the management services agreement was assigned to SPH Services.

SP Corporate entered into a management services agreement with Steel Excel dated as of August 1, 2012, as amended on April 5, 2013, January 9, 2014, and October 1, 2014. The Company has an approximately 58.3% ownership interest in Steel Excel. Pursuant to the terms of the management services agreement as amended, SP Corporate provides Steel Excel with certain services and Steel Excel will pay SP Corporate an annual fee of $8,150,000 which fee is adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreement. Under the agreement, SP Corporate provides Steel Excel with CEO and CFO services, and certain other employees and corporate services, including, without limitation, legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, environmental health and safety, human resources, marketing, investor relations and other similar services. The fees payable under the Agreement are subject to an annual review and such adjustments as may be agreed upon by SP Corporate and Steel Excel. The Agreement was amended and restated effective March 9, 2016 to have SPH Services furnish the services to Steel Excel.

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Effective January 1, 2012, SP Corporate also entered into management services agreements with J Howard, Inc. and with NOVT Corporation (“NOVT”), ORE Pharmaceutical Holdings, Inc. (“ORE”) and SPL, a shareholder of both NOVT and ORE. Under these Management Services Agreements, SP Corporate provides the non-exclusive services of a person to serve as NOVT’s Chief Executive and Chief Financial Officer, with responsibility for any and all financing matters for NOVT and its subsidiaries, and a person to review annual and quarterly budgets and related matters, supervise and administer, as appropriate, all accounting/financial duties and related functions on behalf of each of the companies, and other similar items, and also provide the non-exclusive services of a person to serve as the companies’ corporate secretary, and as may be requested of a person to periodically review the status of the companies’ net operating losses. SP Corporate provides similar services under the management services agreement with ORE. Under the management services agreement with J Howard Inc., SP Corporate provides the non-exclusive services of a FINRA licensed person or people to execute securities orders and other related tasks. For 2015, J Howard, Inc. paid SP Corporate $10,000 a month and SPL paid SP Corporate $1,200,000 (inclusive of fees for NOVT and ORE) annually. Effective February 2016, the agreements with J Howard, Inc. and SPL were amended to have SPH Services furnish the services and to reduce the monthly fee from $10,000 to $5,000 for J Howard, Inc. and to reduce the annual fee from $1,200,000 to $1,020,000 for SPL (inclusive of fees for NOVT and ORE), which fees are adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreement. Effective February 2016, the agreement with ORE was assigned to SPH Services.

Mutual Securities

Pursuant to the Management Agreement, the Manager is responsible for selecting executing brokers. Securities transactions for us are allocated to brokers on the basis of reliability and price and execution. The Manager has selected Mutual Securities as an introducing broker and may direct a substantial portion of the managed entities’ trades to such firm among others. Jack L. Howard, our President, is a registered principal of Mutual Securities. The Manager only uses Mutual Securities when such use would not compromise the Manager’s obligation to seek best price and execution. Commissions charged by Mutual Securities are generally commensurate with commissions charged by other institutional brokers. Mutual Securities also served as an introducing broker for the Company’s trades. The Commissions paid by the Company to Mutual Securities were approximately $352,000 for the year ended December 31, 2014, and $180,000 for 2015. Such commissions are included in the net investment gains (losses) in the consolidated statements of operations. The portion of the commission paid to Mutual Securities ultimately received by such officer is net of clearing and other charges.

Other

The Company had an arrangement whereby it holds an asset on behalf of a related party in which it has an investment. The asset had a fair value of $0 and $34,280,000 at December 31, 2015 and December 31, 2014, respectively. Under the terms of this arrangement, the related party is the sole beneficiary and the Company does not have an economic interest in the asset and the Company has no capital at risk with respect to such asset, other than indirectly through its indirect investment in such related party. For 2015 and the year ended December 31, 2014, the Company was indirectly compensated for providing this arrangement by the payment of a fee. The fees were not material.

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EXECUTIVE COMPENSATION

Our executive officers are Warren G. Lichtenstein, Executive Chairman, Jack L. Howard, President, and James F. McCabe, Jr., Chief Financial Officer. Messrs. Lichtenstein and Howard also serve as directors, and their biographical information is included in Proposal 1- Election of Directors.

James F. McCabe, Jr. (age 53) has been our Chief Financial Officer since October 18, 2011 and Chief Financial Officer of our subsidiary, SPH Services, since October 2011 and President of SPH Services since January 2012. He has been the President of SP Corporate, a subsidiary of SPH Services, since January 2012. He has been the Senior Vice President of HNH since March 2007, and Chief Financial Officer since August 2008, and holds similar positions in substantially all of HNH’s subsidiaries. He has been the Chief Financial Officer of Steel Excel since May 2013. From July 2004 to February 2007, Mr. McCabe served as Vice President of Finance and Treasurer, Northeast Region, of American Water Works Company. From August 1991 to September 2003, he was with Teleflex Incorporated, a NYSE-listed diversified global industrial company, where he served in senior management positions including President of Teleflex Aerospace, President of Sermatech International, Chief Operating Officer of Sermatech International, President of Airfoil Technologies International and Chief Financial Officer of Teleflex Aerospace.

Compensation Discussion & Analysis

Overview

The following discussion of the Company’s compensation practices and philosophies and compensation earned relates to the following type of executive officers of the Company: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer for 2015, (ii) individuals who served as, or acted in the capacity of, the Company’s principal financial officer for 2015; and (iii) the Company’s three most highly compensated executive officers, other than the Company’s principal executive officer and principal financial officer, who were serving as executive officers at the end of 2015, of which there were two such individuals. We refer to these individuals collectively as our “named executive officers.”

Pursuant to the terms of the Management Agreement as discussed in further detail below, the Company’s day-to-day business affairs are managed by our Manager, which employs Messrs. Lichtenstein and Howard. Mr. McCabe is the Chief Financial Officer of the General Partner and President and Chief Financial Officer of our subsidiary, SPH Services. Mr. McGill is the Senior Vice President and General Counsel of the General Partner and an employee of SPH Services. The Board has determined that Mr. McGill will not be an executive officer for 2016.

Accordingly, the discussion that follows in this Compensation Discussion and Analysis principally relates only to the compensation policies, philosophies and decision making process for Messrs. McCabe and McGill, as the compensation of the Company’s other named executive officers is provided pursuant to the Management Agreement.

Compensation Philosophy

The goal of the Company’s compensation program through the Management Agreement is to build long-term value for the Company’s unitholders. In furtherance of this goal, the Compensation Committee has developed an executive compensation program designed to: (i) attract and retain a quality executive with the leadership skills, attributes and experience necessary to succeed in an enterprise with the Company’s diverse product offerings and global reach; (ii) link compensation to the achievement of both the Company and individual performance goals; and (iii) balance our executives’ motivation to achieve near-term corporate goals with consistent performance over the long-term, which the Company believes best correlates with the creation of long-term unitholder value. At our 2015 Annual Meeting of Limited Partners, our unitholders expressed their support of our executive compensation programs designed to achieve this objective, with approximately 81% of votes cast approving our executive compensation.

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Elements of Executive Compensation and How Each Relates to Overall Compensation Objectives

To achieve the above objectives, the Manager, with oversight from the Compensation Committee, has developed a compensation program that includes:

•	Base salary;

•	Cash bonuses;

•	Restricted stock; and

•	Retirement, health and other benefits.

The elements are intended to reward the executives for building long-term unitholder value and achieving specified annual goals for personal and company-wide performance.

Base compensation. Base salary payable to each executive is reviewed and approved annually by the Manager, and reported to the Compensation Committee, in accordance with the Management Agreement and the terms of Mr. McCabe’s employment agreement with SPH Services. The payment of base salary is intended to recognize particularly the experience, skills, knowledge and responsibility required of each of the executives.

Cash bonuses. Cash bonuses are payable on a discretionary basis to Messrs. McCabe and McGill, subject in the case of Mr. McCabe also to the terms of his employment agreement as discussed in further detail below. The bonus system is designed to provide short-term incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer term growth goals.

Equity Compensation. Equity compensation, in the form of restricted stock, is awarded on a discretionary basis from the equity incentive plans of related entities and is awarded from time to time to the Company's named executive officers, including the officers who serve pursuant to the management services agreements. The primary purpose of awarding equity compensation is to align the financial interest of all of our named executive officers with those of our unitholders. The Compensation Committee believes that awards of equity compensation achieve this goal because the named executive officers realize additional value from such awards on generally the same basis as our unitholders, insofar as unitholders realize value through the performance of the related entities. Moreover, because the restricted stock granted to the Company's named executive officers requires vesting, such rewards promote loyalty to the Company and recipients are further incentivized to focus on the long-term creation of value for unitholders.

Retirement; heath and other benefits. The Company provides payments for life, health and disability insurance and 401(k) matching contributions to Messrs. McCabe and McGill, as additional incentives to retain their employment. Mr. McGill also received reimbursement of certain commuting expenses.

Compensation Consultant

The Manager, in consultation with the Compensation Committee, engaged The Hay Group to assist it in reviewing and determining appropriate, competitive compensation for Mr. McCabe and other senior employees of the Company whose services were not being provided pursuant to the Management Agreement. The Manager and the Compensation Committee believe The Hay Group’s familiarity with the Company and its compensation policies allows The Hay Group to provide more meaningful insights to the Manager in setting, and the Compensation Committee in reviewing, compensation levels. The Hay Group also reviewed the design and competitiveness of the Company’s non-employee director compensation program. The Hay Group has continued to provide to the Company, at its request, benchmarking, best practices and other data relevant to our compensation programs and changes thereto. In 2015, The Hay Group did not provide any other services to the Company, although it provided similar services to certain affiliates.

The Compensation Committee determined that the work of The Hay Group did not raise any conflicts of interest in 2015. In making this assessment, the Compensation Committee considered the independence factors enumerated in new Rule 10C-1(b) under the Exchange Act, including the fact that The Hay Group does not provide any other services to the Company, the level of fees received from the Company as a percentage of The Hay Group’s total revenue, policies and procedures employed by The Hay Group to prevent conflicts of interest, and whether the individual The Hay Group advisers to the Compensation Committee own any LP Units or have any business or personal relationships with members of the Compensation Committee or our executive officers.

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The Hay Group provides the Manager and the Compensation Committee with external benchmarking data to establish competitive total compensation pay practices for each senior position. To generate this benchmarking data, The Hay Group utilizes broad market surveys of companies of the Company’s size and operating in similar geographic areas, but has not developed a specific peer group of companies that it reviews. The Manager, in consultation with the Compensation Committee, evaluates our executives’ compensation on an annual basis and makes changes accordingly. The Manager also takes into consideration current economic conditions and the Company’s financial projections, as well as The Hay Group’s data, for each position being reviewed, including providing the 25th, 50th and 75th percentile of compensation for each such position across the companies represented in its surveys.

Although substantial portions of the Company’s compensation program are performance-based, the Committee does not believe that the risks arising from the Company’s compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company. In making this determination, the Company’s Vice President of Human Resources (the “VP of HR”) and the Manager evaluated, and reported to the Compensation Committee, the risk profile of the Company’s compensation programs and policies. In performing this evaluation, the VP of HR and the Manager looked at each element of compensation and the associated risks and mitigating factors for each element of compensation. Specifically, the evaluation included the mix of short-term and long-term incentive compensation, and the Manager’s discretion in making individual awards and caps on individual compensation awards.

Role of Executives in Establishing Compensation

Messrs. McCabe and McGill and our Executive Chairman and President, other members of management (particularly the VP of HR), and Compensation Committee members discuss the Company’s compensation issues and the performance and retention of its named executive officers. The VP of HR typically discusses compensation recommendations with other senior executives, and then presents recommendations as well as materials from The Hay Group to the Executive Chairman and President, who then make final determinations on compensation levels in their capacities as executives of the Manager. The action of the Manager is then communicated to the Compensation Committee, which provides general oversight for the program.

Certain members of the executive management team, including Mr. McCabe and other employees regularly attend portions of Compensation Committee meetings in order to provide information and recommendations to the Compensation Committee as requested, although the Compensation Committee meets in executive session with only Compensation Committee members present when it deems appropriate.

Factors Considered in Determining the Amount of Each Element of Compensation

The level of overall compensation is reviewed by the Manager and the Compensation Committee in accordance with the Management Agreement not less than annually. The factors considered in determining base pay of each named executive include those related both to overall performance of the Company and the individual performance of each named executive. In determining annual base salary levels, consideration is also given to comparable compensation data for individuals holding similarly responsible positions at other companies, as reported by The Hay Group. Any bonuses are payable at the discretion of the Manager, and are not subject to the achievement of any specific performance targets or personal objectives. Mr. McCabe has a target to the effect that his bonuses will equal 130% of his salary, and Mr. McGill had a target of 100% of salary in 2014 and 100% of salary for 2015. Of these bonus targets, it is generally anticipated by the Manager that between 50% to 80% will be comprised of short-term cash incentives and 20% to 50% shall be provided in the form of long-term equity compensation.

Prior to 2012 the Company did not have an equity compensation program. In 2012, when it implemented a profits interest program to provide long-term incentive compensation to the Company’s executives, the Manager requested the approval of the compensation committees of the boards of directors of certain affiliated companies supported by SPH Services for the issuance of restricted stock by such affiliates to each of Messrs. McCabe and McGill, and to other executives.

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Overview of the Management Agreement

The Management Agreement, which is described in greater detail below, provides that the Manager is responsible for managing our affairs. Messrs. Lichtenstein and Howard, who are employees of the Manager, or one or more of its affiliates, do not receive cash compensation from us or any of our subsidiaries for serving as our executive officers. The Manager has informed us that it cannot identify the portion of the compensation awarded to Messrs. Lichtenstein and Howard by the Manager, or its affiliates, that relates solely to their services to us, as the Manager does not compensate its employees specifically for such service.

Under the Management Agreement, the Manager receives a quarterly Management Fee at the annual rate of 1.5% of total partner’s capital, payable on the first day of each quarter and subject to quarterly adjustment plus certain incentive compensation. Warren G. Lichtenstein, our Executive Chairman, is the Chief Executive Officer of the Manager. Jack L. Howard, our President, is also President of the Manager. James F. McCabe, Jr. our Chief Financial Officer, is the Chief Financial Officer of the Manager.

In addition to serving as executive officers of the Company, Mr. Lichtenstein and Mr. Howard serve as directors of the Company’s subsidiaries HNH, Steel Excel, DGT and other subsidiaries, for which they receive compensation. Such compensation is described below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Base Compensation.”

The Management Agreement and the Incentive Unit Agreement

Under the Management Agreement, subject to the supervision of the Board, the Manager provides management services, including providing the services of the Executive Chairman and President of the General Partner, to the managed entities, which includes: (i) us, (ii) SPII, (iii) SP Corporate, (iv) SPH Group LLC, (v) SPH Group Holdings LLC, and (vi) certain entities that the Manager designates as a managed entity from time to time.

On January 7, 2015, the Company entered into the Fifth Amended and Restated Agreement of Limited Partnership of the Company, dated as of July 14, 2009, to reflect certain clarifications, including changes consistent with the revisions to the Management Agreement.

Effective as of January 1, 2015, the Management Agreement was amended to assign the rights and obligations of the Company and SPH Group LLC, a directly and indirectly wholly owned subsidiary of the Company, to SP Corporate to assist SP Corporate in connection with the services it renders to the Managed Entities (as defined in the Management Agreement) and to remove the provisions related to the Incentive Units (as defined in the Management Agreement), which were restated in a separate agreement.

Duties of the Manager

Pursuant to the terms of the Management Agreement, the Manager is responsible for the day-to day operations of the managed entities including, but not limited to:

•	acting as a consultant with respect to the periodic reviews of the managed entities’ business;

•	investigating, analyzing and implementing business opportunities for the managed entities;

•	negotiating with any and all counterparties with respect to business opportunities for the managed entities;

•	entering into agreements on behalf of the managed entities;

•	engaging independent contractors on behalf of the managed entities, including accountants, legal counsel, administrators and custodians;

•	providing executive and administrative personnel, office space and office services required to perform its obligations under the Management Agreement;

•	counseling the managed entities in connection with policy decisions to be made by the Board of Directors or the relevant management team of the managed entities;

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•	monitoring and reporting to the Board of Directors on the performance of the managed entities;

•
handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which managed entities are involved arising out of the day-to-day operations of the managed entities;

•	performing any other services in relation to the managed entities as the Board of Directors may from time to time reasonably request;

•
appointing such other service providers, including any affiliates of the Manager, to provide services to the managed entities provided that if such services relate to services to be performed by the Manager under the Management Agreement and in respect of which Manager receives the Management Fee, then the Manager must give prompt notice of such appointment to the independent directors of the Board of Directors;

•
retaining, for and on behalf of, and at our sole cost and expense, or the managed entities, such accountants, legal counsel, appraisers, insurers, brokers, transfer agents registrars, developers, investment banks, financial advisors, banks and other lenders as it deems necessary or advisable and we or the managed entities will reimburse the Manager or its affiliates performing such services for the cost and expenses thereof, provided that such costs and reimbursements to affiliates of the Manager are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis; and

•
preparing or causing to be prepared such reports, financial or otherwise, with respect to us or the managed entities as may be reasonably required by the Board of Directors or required by law or regulation.

The Manager is not obligated to expend money in connection with the performance of its obligations in excess of any money available in any of our accounts or made available by the managed entities. Officers and other personnel of the Manager are entitled to serve as officers or personnel of the managed entities.

Devotion of Time and Additional Activities

The Manager must devote such time and personnel to the management of the managed entities as it reasonably deems necessary and appropriate from time to time. The Manager may provide services similar or identical to those it provides to us to other persons and entities including to those whose business is substantially similar to the managed entities.

The Manager and its members, officers, employees, agents and affiliates are not prevented from buying, selling or trading for its or their own account. The Manager and any person affiliated or associated with the Manager may contract and enter into transactions with the managed entities, and any unitholder, or any person the securities of which are held by or for the account of the managed entities, may be interested in any such transactions, except to the extent prohibited by applicable law.

Restrictions

The Manager may not, without the consent of the independent directors of the Board, consummate any transaction on behalf of the managed entities which would involve the purchase or sale by any of the managed entities of any interest or asset in which the Manager has a direct or indirect ownership interest or as would constitute an actual or potential conflict of interest for the Manager.

Term and Termination

The Management Agreement was automatically renewed on December 31, 2015 and will be automatically renewed thereafter for successive one-year terms unless otherwise determined at least 60 days prior to each renewal date by a majority of the independent directors.

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We may terminate the Management Agreement effective upon 30 days’ prior written notice of termination from us to the Manager if (i) the Manager materially breaches any provision of the Management Agreement and such breach continues for a period of more than 30 days after written notice thereof specifying such breach and requesting that the same be remedied in such 30-day period, (ii) the Manager engages in any act of fraud, misappropriation of funds, or embezzlement against any managed entity, (iii) there is an event of gross negligence or willful misconduct on the part of the Manager in the performance of its duties under the Management Agreement, (iv) there is a commencement of any proceeding relating to the Manager’s bankruptcy or insolvency, (v) there is a dissolution of the Manager, or (vi) there is a change of control of the Manager, not consented to by us pursuant to the Management Agreement.

The Manager may terminate the Management Agreement effective upon 60 days’ prior written notice of termination to us in the event that the managed entities default in the performance or observance of any material term, condition or covenant contained in the Management Agreement and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period.

The Manager may terminate the Management Agreement in the event any of the managed entities becomes regulated as an “investment company” under the Investment Company Act of 1940, as amended, with such termination deemed to have occurred immediately prior to such event.

The Manager may terminate the Management Agreement at any time immediately effective upon written notice of termination to us in the event that the election of the majority of the members of the Board that were originally elected and approved by the Manager no longer constitute a majority of the members of the Board, unless their replacements or successors were approved by the Manager.

Overview of Management Fees and Incentive Units

We rely significantly on the resources and personnel of the Manager to conduct our operations. For performing services under the Management Agreement, the Manager receives a Management Fee. The Manager also receives reimbursements for certain expenses.

On January 7, 2015, the Company and SPH SPV-I LLC (“SPH SPV”) entered into that certain Incentive Unit Agreement (the “Incentive Unit Agreement”), effective as of May 11, 2012, to restate the provisions related to the Incentive Units from the Management Agreement without substantive change. SPH SPV had previously been assigned the Incentive Unit Agreement by SPGS. Pursuant to the Incentive Unit Agreement, SPH SPV receives Incentive Units based on our performance.

Management Fee

The Manager currently receives an annual Management Fee equal to 1.5% of total partners’ capital, calculated and payable quarterly.

For 2015, the Manager earned a Management Fee of $8,150,000. The Manager incurred $2,906,000 of reimbursable expenses for 2015 in connection with its provision of services under the Management Agreement.

The Manager will compute each installment of the Management Fee as of the last day of the immediately preceding quarter with respect to which the Management Fee is due. A copy of the computations made by the Manager to calculate such installment is to promptly be delivered to the Audit Committee of the Board for informational purposes only. At the request of the Manager, we are to advance from time to time to the Manager or its designees the amount of any Management Fee for such quarter based on the Manager’s good faith estimate of the Management Fee for the quarter pending the final determination of the Management Fee for such quarter. Upon such delivery of the final computation of the Management Fee for that quarter, after taking into account any advances to the Manager or its designees, the amount due (i) to the Manager or its designees by us or (ii) to us by the Manager or its designees is to be paid no later than the first day of the next fiscal quarter following the fiscal quarter in which the final Management Fee computation was delivered to us.

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Any services provided by an affiliate of the Manager or any officers or employees thereof (other than services specifically required to be provided by the Manager pursuant to the Management Agreement), to other than the managed entities will be provided under a separate agreement.

Reimbursement of Expenses

We or the managed entities will bear (or reimburse the Manager or its designees with respect to) all reasonable costs and expenses of the managed entities, the Manager, the General Partner or their affiliates, including but not limited to: travel, legal, tax, accounting, auditing, consulting, administrative, compliance, investor relations costs related to being a public entity rendered for the managed entities or the General Partner as well as expenses incurred by the Manager and the General Partner which are reasonably necessary for the performance by the Manager of its duties and functions under the Management Agreement and certain other expenses incurred by managers, officers, employees and agents of the Manager or its affiliates on behalf of the managed entities.

The Manager will prepare and deliver from time to time a statement documenting the expenses of the managed entities and the expenses incurred by the Manager on behalf of the managed entities. The managed entities must reimburse expenses incurred by and payable to the Manager within 30 days following the date of delivery of such statement.

Incentive Units

Effective May 11, 2012, the Company issued to the Manager partnership profits interests in the form of Incentive Units which entitle the holder generally to share in 15% of the increase in the equity value of the Company, as calculated for the 20 trading days prior to each year end. The Incentive Units’ share of such appreciation is reflected by classifying a portion of the Incentive Units as Class C units of the Company. (If there has been no such increase in the equity value for a year, no portion of the Incentive Units will be classified as Class C units for that year). The Class C units are identical to the common units in all respects except that net losses are not allocated to a holder of Class C units, liquidating distributions made by the Company to such holder may not exceed the amount of its capital account allocable to such Class C units, and such Class C units may not be sold in the public market, until they have converted into common units. At such time that the amount of the capital account allocable to a Class C unit is equal to the amount of the capital account allocable to a common unit, such Class C unit shall convert automatically into a common unit. The number of Incentive Units outstanding is equal to 100% of the sum of the common units outstanding (including common units held by partially owned subsidiaries). The Company shall make any adjustment that it determines is equitably required by reason of the raising of new capital, including, without limitation, adding such new capital to the baseline equity value per common unit to the extent that the issue price of the new common units exceeds the baseline equity value per common unit. 1,534,060 Class C units were earned during fiscal 2013, with an Incentive Unit expense of approximately $26,600,000. No Class C units were earned in 2014 or 2015. Pursuant to the Incentive Unit Agreement, any Incentive Units in the future shall be issued to SPH SPV.

If any issuance of common units, options, convertible securities or any other right to acquire common units by us results in an increase in the number of common units outstanding on a fully diluted basis as compared to the number outstanding as of the date of the most recent issuance (or, in the case of the first issuance, since the initial Incentive Unit grant date), the number of Incentive Units will be increased so that as of the date of the increase of the number of Incentive Units, after taking into account the number of outstanding common units on a fully diluted basis and the increase in the number of Incentive Units since the initial Incentive Units grant date, the number of outstanding Incentive Units (in the aggregate) is equal to 100% of the sum of the common units outstanding (including common units held by partially owned subsidiaries), on a fully diluted basis. Each Incentive Unit shall otherwise be subject to the same terms, unless the Manager otherwise agrees.

 Employment Agreement

James F. McCabe, Jr. has an employment agreement with SPH Services, which was assigned to SPH Services by SP Corporate effective January 1, 2016, and which, by the terms of the employment agreement, will automatically extend for successive one-year periods unless earlier terminated pursuant to its terms. The employment agreement provides for an annual salary of no less than $300,000 and an annual bonus to be awarded at SPH Services’ sole discretion. In addition, pursuant to Mr. McCabe’s employment agreement, he is entitled to four weeks paid vacation, health insurance coverage (if and to the extent provided to all of our other employees), life insurance, disability insurance and 401(k) benefits, pursuant to the terms of the employment agreement.

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Potential Payments Upon Termination or a Change in Control

In the event that Mr. McCabe’s employment agreement is terminated without cause or he is given notice that the term of his employment agreement will not be extended, SPH Services will pay to Mr. McCabe, as aggregate compensation, (i) a lump-sum cash payment equal to one (1) year of the greater of his then current annual base salary or his base salary as of December 31, 2008, (ii) the continuation of certain health-related benefits for up to a twelve (12) month period following termination, (iii) any bonus payment that he is entitled to pursuant to any bonus plans as are then-in-effect and (iv) a car allowance for a one-year period after termination. Mr. McCabe will also receive the same compensation set forth in the preceding sentence if he terminates the employment agreement due to the material diminution of duties or SPH Services relocates more than 50 miles from its headquarters, as more specifically described in the employment agreement.

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Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by the Company’s named executive officers during 2015 and the fiscal years ended December 31, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total Compensation ($)
Warren G. Lichtenstein	2015	--(1)	--	--	--	--
Executive Chairman	2014	--(1)	--	--	--	--
	2013	--(1)	--	--	--	--
Jack Howard	2015	--(1)	--	--	--	--
President	2014	--(1)	--	--	--	--
	2013	--(1)	--	--	--	--
James F. McCabe, Jr.	2015	465,663	501,806	103,007(2)	9,882(5)	1,080,358
Chief Financial Officer	2014	452,100	453,200	153,830(3)	9,870(5)	1,069,000
	2013	436,667	440,000	119,139(4)	9,582(5)	1,005,388
Leonard J. McGill	2015	396,863	248,649	195,455(6)	26,298(5)	867,265
Senior Vice President, General Counsel, and Secretary	2014	385,313	193,125	87,305(7)	11,670(5)	677,413
	2013	372,917	196,875	197,630(8)	9,714(5)	777,136

(1)
In each of 2015, 2014 and 2013, except as described below in Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Base Compensation, Warren G. Lichtenstein and Jack Howard did not receive any cash compensation from the Company as their services were provided to the Company pursuant to the Management Agreement. Under the Management Agreement, the Manager receives a quarterly Management Fee at an annual rate of 1.5% of total partner’s capital, payable on the first day of each quarter and subject to quarterly adjustment plus certain incentive compensation.

(2)
Includes 823 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, and 2,775 restricted shares of Steel Excel common stock issued under Steel Excel’s 2004 Equity Incentive Plan received in 2015.

(3)
Includes 3,827 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, and 2,270 restricted shares of Steel Excel common stock issued under Steel Excel’s 2004 Equity Incentive Plan received in 2014.

(4)
Includes 3,827 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, and 2,200 restricted shares of Steel Excel common stock issued under Steel Excel’s 2004 Equity Incentive Plan received in 2013.

(5)	Includes payments for life insurance and 401(k) matching payments. Mr. McGill’s amount also includes reimbursement of commuting expenses.

(6)
Includes 1,169 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, 4,927 restricted shares of Steel Excel common stock issues under Steel Excel’s 2004 Equity incentive Plan, 1,370 restricted shares of DGT common stocked issued under DGT’s Amended and Restated 2007 Incentive Stock Plan.

(7)
Includes 3,000 restricted shares of HNH common stock issues under HNH’s 2007 Incentive Stock Plan, as amended and 1,587 restricted shares of DGT common stocked issued under DGT’s Amended and Restated 2007 Incentive Stock Plan received in 2014. The timing of the equity grants by certain other related entities was changed, resulting in the absence of such grants in 2014.

(8)
Includes 3,000 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, 3,000 restricted shares of Steel Excel common stock issued under Steel Excel’s 2004 Equity Incentive Plan, and 5,000 restricted shares of DGT common stock issued under DGT’s Amended and Restated 2007 Incentive Stock Plan received in 2013.

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Narrative Disclosure to Summary Compensation Table

The compensation paid to the named executive officers during 2015 and the fiscal years ended December 31, 2014 and 2013 included salaries, bonus and equity compensation, and certain insurance benefits and 401k matching contributions.

Base Compensation.  Since our Management Agreement provides that the Manager is responsible for managing our affairs, our executive officers who are employees of the Manager or one or more of its affiliates, do not receive cash compensation from us or any of our subsidiaries for serving as our executive officers. Accordingly, the Manager has informed us that it cannot identify the portion of the compensation awarded to our named executive officers by the Manager that relates solely to their services to us, as the Manager does not compensate its employees specifically for such service.

Currently, Mr. Lichtenstein and Mr. Howard serve pursuant to the Management Agreement. During the term of the Management Agreement, the Company is not responsible for compensating or providing applicable employment benefits to any officers or other personnel provided thereunder. See “Certain Relationships and Related Transactions.”

Effective January 1, 2012, Mr. McCabe received payments as an employee of SP Corporate, a wholly-owned subsidiary of SPH Services pursuant to his employment agreement and Mr. McGill received payments pursuant to his employment with SPLLC, a wholly-owned subsidiary of SPH Services. In 2013, salaries and cash bonuses accounted for 87.2% and 73.3% of total compensation, respectively, on average, for our named executive officers. In 2014, salaries and cash bonuses accounted for 84.7% and 85.4% of total compensation, respectively, on average, for our named executive officers. In 2015, salaries and cash bonuses accounted for 89.6% and 74.4% of total compensation, respectively, on average, for our named executive officers. Effective January 1, 2016, Mr. McCabe and Mr. McGill became employees of SPH Services.

In addition to serving as executive officers of the Company, Mr. Lichtenstein and Mr. Howard serve as directors of the Company’s subsidiaries HNH, Steel Excel and DGT, for which they receive compensation. Mr. Howard is also a director of WebBank, WFH LLC and API Group plc (“API”), for which he receives compensation. In 2013, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $99,000 and $49,000, respectively, and restricted stock awards with a grant date fair value of approximately $769,000 and $1,154,000, respectively, from HNH for their service as directors. In 2014, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $102,000 and $52,000, respectively, and restricted stock awards with a grant date fair value of approximately $1,572,000 and $1,558,000, respectively, from HNH for their services, respectively, as Chairman and Principal Executive Officer. In 2015, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $875,000 and $825,000, respectively, and restricted stock awards with a grant date fair value of approximately $779,000 and $779,000, respectively, from HNH for their services as Chairman and Principal Executive Officer, respectively. In 2013, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $68,000 and $60,000, respectively, and restricted stock awards with a grant date fair value of approximately $781,000 and $639,000, respectively, from Steel Excel for their service as directors. In 2014, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $68,000 and $60,000, respectively, and restricted stock awards with a grant date fair value of approximately $82,000 and $82,000, respectively, from Steel Excel for their service as directors. In 2015, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $67,500 and $60,000, respectively, and restricted stock awards with a grant date fair value of approximately $922,000 and $747,000, respectively, from Steel Excel for their service as directors. In 2013, Mr. Howard received cash compensation of $20,000 and restricted stock awards with a grant date fair value of approximately $25,000 from DGT for his service as director. In 2014, Mr. Howard received cash compensation of $20,000 and restricted stock awards with a grant date fair value of approximately $25,000 from DGT for his service as director. In 2015, Mr. Howard received cash compensation of $20,000 and restricted stock awards with a grant date fair value of approximately $25,000 from DGT for his service as director. In 2013, Mr. Howard received cash compensation of $34,000 from WebBank for his service as director. In 2014, Mr. Howard received cash compensation of $34,000 from WebBank for his service as director. In 2015, Mr. Howard received cash compensation of $40,000 from WebBank for his service as director. In 2013, Mr. Howard received cash compensation of $20,000 and restricted stock awards with a grant date fair value of approximately $25,000 from WFH LLC for his service as director. In 2014, Mr. Howard received cash compensation of $20,000 and restricted stock awards with a grant date fair value of approximately $25,000 from WFH LLC for his service as director. In 2015, Mr. Howard received cash compensation of $20,000 and restricted stock awards with a grant date fair value of approximately $25,000 from WFH LLC for his service as director. In 2015, Mr. Howard received cash compensation of $28,000 from API for his service as director.

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Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards to any of the named executive officers at December 31, 2015.

Option Exercises and Units Vested

There was no vesting of restricted unit awards held by any of the named executive officers in the Company’s equity during 2015.

Risk Assessment of the Company’s Compensation Policies

The Company’s compensation programs are discretionary, balanced and focused on the long term. Goals and objectives of the Company’s compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Accordingly, the Company believes that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

Directors who are also executive officers are not separately compensated for their service as directors. Our non-management directors earned the following aggregate amounts of compensation for 2015. Amounts in this table are in whole dollars.

Name	Fees Earned or Paid in Cash(1) ($)	Unit Awards(2) ($)	Total ($)
Anthony Bergamo	157,500	75,000	232,500
John P. McNiff	86,000	75,000	161,000
Joseph L. Mullen	105,500	75,000	180,500
General Richard I. Neal	97,500	75,000	172,500
Allan R. Tessler	76,500	75,000	151,500

_______________

(1)
For 2015, our non-management directors received cash fees of $1,500 for each board committee meeting attended. The chairmen of the Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee were paid an additional cash fee of $60,000, $5,000 and $5,000 annually, respectively. For 2015 each non-management director earned annual cash compensation in the amount of $75,000.

Limitation on Liability and Indemnification Matters

The LP Agreement provides for indemnification of its directors and officers to the fullest extent permitted by Delaware law.

Directors’ and Officers’ Insurance

The Company currently maintains a directors’ and officers’ liability insurance policy that provides its directors and officers with liability coverage relating to certain potential liabilities.

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Securities Authorized for Issuance Under Equity Compensation Plans

The Company does not currently have any equity compensation plans. For 2015, each independent director earned annual equity compensation in the amount of $75,000 in the form of restricted common units of the Company, with one-third of such restricted common units vesting on June 12, 2016, one-third of such restricted common units vesting on June 12, 2017 and one-third of such restricted common units vesting on June 12, 2018. The per unit value of such restricted common units is $17.71 determined based on the fair market value of the Company’s common units as of June 12, 2015. Total value of the common units issued in 2015 was $375,000.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Joseph L. Mullen, Anthony Bergamo and John P. McNiff. None of the members of the Compensation Committee is our current or former officer or employee.  None of the members of the Compensation Committee had any relationship requiring disclosure by us under any paragraph of Item 404 of Regulation S-K.

Messrs. Lichtenstein and Howard serve on the board of directors of each of Steel Excel and HNH, and Mr. Howard serves on the Compensation Committee of Steel Excel. Otherwise, none of our executive officers during 2015 served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of the Board or Compensation Committee.

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Compensation Committee Report

The members of the Compensation Committee noted below have reviewed and discussed the Compensation Discussion and Analysis section set forth above with management and, based on such review and discussion, the members of the Compensation Committee noted below recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Joseph L. Mullen, Chair
Anthony Bergamo
John P. McNiff

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PROPOSAL NO. 2:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act requires that we provide our unitholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our executive officers.

As described in detail in the section entitled, “Executive Compensation—Compensation Discussion & Analysis” beginning on page 21, pursuant to the Management Agreement, the Company’s day-to-day business affairs are managed by our Manager, which employs Messrs. Lichtenstein and Howard. Mr. McCabe is the Chief Financial Officer of the General Partner and an employee of SPH Services, which is our subsidiary. Mr. McGill is the Senior Vice President and General Counsel of the General Partner and an employee of SPH Services. The Board has determined that Mr. McGill will not be considered an executive officer for 2016.

The Board recommends that unitholders approve the compensation of the Company’s named executive officers as described in this Proxy Statement by approving the following advisory resolution:

RESOLVED, that the Company’s unitholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Limited Partners pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2015 Summary Compensation Table and the other related tables and disclosure.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve the compensation of our named executive officers. If you hold your LP Units in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum. If you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your uninstructed units on this proposal. Such abstentions and broker non-votes will have no effect on the outcome of this proposal. As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our unitholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
THE COMPANY’S EXECUTIVE COMPENSATION.

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Audit Committee Report1

The following is the Report of the Audit Committee with respect to our audited financial statements for 2015.

The Audit Committee’s purpose is, among other things, to assist our Board in its oversight of its financial accounting, reporting and controls. Our Board has determined that each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and each is an “independent” director within the meaning of the NYSE listing standards, including NYSE listing standard 303A.02. The Audit Committee operates under a written charter.

Our management is responsible for the preparation, presentation and integrity of our financial statements, including setting the accounting and financial reporting principles and designing our system of internal control over financial reporting. Our independent registered public accounting firm, BDO USA, LLP (“BDO”), is responsible for performing an independent audit of our Consolidated Financial Statements and for expressing opinions on the conformity of our audited financial statements to generally accepted accounting principles and on the effectiveness of our internal control over financial reporting based on their audit. The Audit Committee oversees these processes, although members of the Audit Committee are not engaged in the practice of auditing or accounting, and their functions are not intended to duplicate or to certify the activities of management or BDO.

The Audit Committee has reviewed and discussed our audited Consolidated Financial Statements for 2015 with management and BDO. The Audit Committee met with BDO, with and without management present, to discuss the results of its examinations, its evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

The Audit Committee has also received from, and discussed with, BDO the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from BDO required by the Public Company Accounting Oversight Board. The Audit Committee has discussed with BDO the communications concerning independence and that firm’s independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and its charter, the Audit Committee recommended to the Board that the audited Consolidated Financial Statements be included in our Annual Report.

1 The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, expect to the extent specifically incorporated by referenced therein.

Submitted By The Audit Committee Of The Board

Anthony Bergamo
Joseph L. Mullen
General Richard I. Neal

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INDEPENDENT ACCOUNTING FIRM FEES

Fees Paid to BDO

The following table presents information regarding the fees estimated and billed by BDO for 2015 and the fiscal year ended December 31, 2014.

Nature of Services	2015 Fiscal Year	2014 Fiscal Year
Audit Fees	$2,653	$2,308
Audit-Related Fees	44	43
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$2,697	$2,351

Audit Fees. This category includes professional services rendered for the audit of our consolidated financial statements included in our annual reports, review of our unaudited condensed consolidated financial statements included in our quarterly reports, and services that were provided in connection with statutory or regulatory filings or engagements.

Audit-Related Fees. This category includes fees billed by BDO for assurance and related services that are reasonably related to the performance of an audit or review of the Company's financial statements, inculding due diligence for mergers and acquisitions and consultations regarding acquisitions and divestitures.

Audit Committee Pre-Approval Policies and Procedures

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee of the Board, subject to a de minimis exception set forth in the SEC rules (the “De Minimis Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the audit-related or non-audit services described above were performed pursuant to the De Minimis Exception. In 2015 and the fiscal year ended December 31, 2014, the Audit Committee followed SEC guidelines in approving all services rendered by BDO.

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PROPOSAL NO. 3:  RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

The ratification of the selection of BDO as our independent registered public accounting firm is being submitted to unitholders because we believe that this action follows sound corporate practice and is in the best interests of the unitholders. If the unitholders do not ratify the selection by the affirmative vote of the holders of a majority of the LP Units voted on the matter at the Annual Meeting, the Audit Committee will reconsider the appointment of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2016, but such a vote will not be binding on the Audit Committee. If the unitholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our unitholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to ratify the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016, on a non-binding, advisory basis. If you hold your LP Units in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum and will have no effect on the outcome of this proposal. As discussed above, if you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal, your broker will have the authority to vote your uninstructed LP Units on this proposal. If a broker chooses to leave these uninstructed LP Units unvoted, such LP Units will be counted for the purpose of establishing a quorum, but will have no effect on the outcome of this proposal. As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Audit Committee value the opinions of our stockholders and will consider the outcome of the vote.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF BDO USA, LLP

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BACKGROUND TO NOL PROTECTION PROPOSAL (PROPOSAL NO. 4)

The past operations of certain of our corporate subsidiaries and other portfolio companies (each, an “Associated Company” and together, the “Associated Companies”) generated significant net operating losses and other tax benefits (collectively, the “NOLs”). Under federal tax laws, the Associated Companies generally can use their respective NOLs and certain related tax credits to reduce their respective ordinary income tax paid in the prior two tax years or on future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, the Associated Companies can “carry forward” NOLs and certain related tax credits that they do not use in any particular year to offset taxable income in future years.  As of December 31, 2015, our Associated Companies had an aggregate total of approximately $2.6 billion in federal NOLs.  While we cannot estimate the exact amount of NOLs that our Associated Companies will be able to use to reduce future income tax liability because we cannot predict the amount and timing of their future taxable income, we believe the NOLs are a very valuable asset for the Company and our Associated Companies.

The ability of an Associated Company to utilize its NOLs to offset future taxable income may be significantly limited if such Associated Company experiences an “ownership change,” as determined under Section 382 (“Section 382”) of the Code.  Under Section 382, an “ownership change” occurs if a shareholder or a group of shareholders that is deemed to own at least 5% of an Associated Company’s stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. Changes in both direct and indirect ownership are taken into account for purposes of Section 382.  Thus, our unitholders are attributed ownership in our Associated Companies, and changes in the ownership of our Partnership Instruments (as defined below) are taken into account to determine if an “ownership change” occurs with respect to an Associated Company.  If an ownership change occurs with respect to an Associated Company, Section 382 would impose an annual limit on the amount of the NOLs that such Associated Company can use to offset taxable income equal to the product of the total value of its outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change.  A number of complex rules apply to calculating this annual limit.

If an Associated Company experienced an ownership change, the limitations imposed by Section 382 could significantly limit its ability to use the NOLs to reduce future income tax liability and reduce the amount of cash such Associated Company has available to make distributions to the Company, which would consequently reduce the amount of cash the Company has available to make distributions to its unitholders.  While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that the respective NOLs of our Associated Companies remain intact and available to reduce such Associated Company’s future income tax liability.  However, if no action is taken to protect the NOLs, we believe it is possible that any of our Associated Companies could experience an ownership change before the NOLs are fully-utilized or expire.

After careful consideration, the Board, acting through its independent directors, determined that the most effective way to protect the significant potential long-term tax benefits presented by the NOLs is to amend and restate our Fifth Amended and Restated Agreement of Limited Partnership by adding a new Section 4.9 (the “Protective Amendment”).

The Protective Amendment, which is designed to prevent certain transfers of our securities that could result in an ownership change with respect to an Associated Company, is described below under Proposal No. 4. A copy of the proposed Amended and Restated LP Agreement is attached to this Proxy Statement as Appendix A.  The Protective Amendment will not be put into effect unless and until it is approved by our unitholders at the Annual Meeting.

The Board urges unitholders to read Proposal No. 4, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment” and the complete text of the proposed Amended and Restated LP Agreement attached as Appendix A to this Proxy Statement.  It is important to note that the Protective Amendment does not offer a complete solution and that an ownership change may occur with respect to an Associated Company even if the Protective Amendment is approved by our unitholders.  The limitations of the Protective Amendment are described in more detail below.  Because of such limitations, the Board believes that the adoption of the proposed Amended and Restated LP Agreement is appropriate and that it will serve as an important tool to help prevent an ownership change with respect to an Associated Company that could substantially reduce or eliminate the significant potential long-term tax benefits presented by the NOLs.  Accordingly, the Board recommends that unitholders approve the Protective Amendment.

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PROPOSAL NO. 4:  APPROVAL OF PROTECTIVE AMENDMENT TO OUR
LIMITED PARTNERSHIP AGREEMENT

For the reasons discussed above under “Background to NOL Protection Proposal,” the Board recommends that our unitholders adopt the proposed Amended and Restated LP Agreement to protect the significant potential long-term tax benefits presented by our Associated Companies’ NOLs. The Protective Amendment, included in the proposed Amended and Restated LP Agreement, is designed to prevent certain transfers of our Partnership Instruments that could result in an ownership change with respect to an Associated Company under Section 382, and, therefore, significantly impair the value of our Associated Companies’ NOLs. The Board believes it is in our and our unitholders’ best interests to adopt the proposed Amended and Restated LP Agreement to help protect our Associated Companies’ NOLs.

The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its Associated Companies’ accumulated NOLs by limiting certain direct or indirect transfers of our Partnership Instruments.  In general terms, the Protective Amendment applies the ownership rules of Section 382 to the Company as if it were incorporated for federal income tax purposes, and limits direct or indirect transfers of our Partnership Instruments that could result in Person (as defined below) to become a holder of 4.25% (as may be reduced from time to time to take into account a holder’s separate holdings in any of our Associated Companies) of our units or increase the ownership percentage of a Person (as defined below) already owning 4.25% (as adjusted) or more of our units.  In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. The Board has adopted resolutions approving and declaring the advisability of amending and restating our LP Agreement as described below and the complete text of the proposed Amended and Restated LP Agreement is attached as Appendix A to this Proxy Statement.  However, in order for the proposed Amended and Restated LP Agreement to be adopted, it first must be approved by our unitholders at the Annual Meeting.

Description of NOL Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the complete text of the proposed Amended and Restated LP Agreement attached as Appendix A to this Proxy Statement.  Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers.  The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our Partnership Instruments that result from the transfer of interests in other entities that own our Partnership Instruments) of a Partnership Instrument if the effect would be to:

•	cause a Person (as defined below) to become a Prohibited Owner (generally a Person owning 4.25% or more of our units); or

•	increase the percentage of units owned directly or indirectly by a Prohibited Owner.

“Partnership Instrument” means each of (i) any Limited Partner Interest (as defined in the LP Agreement) and (ii) any warrant, right, or option (including any option within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v) or § 1.382-4(d)(9)) to purchase a Limited Partner Interest.  “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of any of the foregoing having a formal or informal understanding among themselves to make a “coordinated acquisition” of our Partnership Instruments or stock of an Associated Company within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.

Restricted transfers include sales of our Partnership Instruments to Persons whose resulting percentage ownership (direct or indirect) of the stock an Associated Company (the “Stock”) would equal or exceed the Prohibited Owner thresholds discussed above, or to Persons whose direct or indirect ownership of an Associated Company’s Stock would by attribution cause another Person to equal or exceed such thresholds. Complicated securities ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is or would become a Prohibited Owner under the Protective Amendment.  A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our units owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our units or the amount of an Associated Company’s Stock owned by, any unitholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our units and such Associated Company’s Stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our Partnership Instruments, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our Partnership Instruments.

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These transfer restrictions may result in the delay or refusal of certain requested transfers of our Partnership Instruments, or prohibit ownership (thus requiring dispositions) of our Partnership Instruments due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our Partnership Instruments. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our Partnership Instruments to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers.  Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Partnership Instruments would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as a Partner of the Partnership for any purpose whatsoever in respect of such Partnership Instruments. In this Proxy Statement, any such Partnership Instruments purportedly acquired in violation of the Protective Amendment are referred to as “Excess Securities.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the Excess Securities to our agent along with any distributions paid by the Company with respect to such Excess Securities. Our agent is required to sell such Excess Securities in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such Excess Securities received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the Excess Securities on the date of the prohibited transfer) incurred by the purported transferee to acquire such Excess Securities, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the Excess Securities are sold by the purported transferee, such person will be treated as having sold the Excess Securities on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such units).

To the extent permitted by law, any unitholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in the ability of any of our Associated Companies to use the NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer that does not involve a transfer of our Partnership Instruments within the meaning of Delaware law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our Partnership Instruments or the Stock of an Associated Company is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient Partnership Instruments, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such Partnership Instruments will be treated as Excess Securities to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such person that was the direct holder of such Excess Securities from the proceeds of sale by the agent being the fair market value of such Excess Securities at the time of the prohibited transfer.

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Public Groups; Modification and Waiver of Transfer Restrictions.  In order to facilitate sales by our unitholders into the market, the Protective Amendment permits otherwise prohibited transfers of our Partnership Instruments where the transferee is a public group.

In addition, the Board will have the discretion to approve a transfer of our Partnership Instruments that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our unitholders’ best interests. If the Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit the use of the NOLs. In deciding whether to grant a waiver, the Board may seek the advice of counsel and tax experts with respect to the preservation of the Associated Companies’ federal tax attributes pursuant to Section 382. In addition, the Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of the federal income tax benefits, including an opinion of counsel selected by the Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If the Board decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

In the event of a change in law, the Board will be authorized to modify the applicable allowable percentage ownership interest with respect to our Partnership Instruments (currently less than 4.25%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our unitholders will be notified of any such determination through a filing with the SEC or such other method of notice as the General Partner of the Company shall deem appropriate.

The Board may establish, modify, amend or rescind regulations and procedures for purposes of determining whether any transfer of Partnership Instruments would jeopardize the ability of any of the Associated Companies to use the NOLs.

Implementation and Expiration of the Protective Amendment

If our unitholders approve the Protective Amendment, the Protective Amendment will become effective upon the General Partner’s execution of the Amended and Restated LP Agreement. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of the NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred Partnership Instruments, to disclose such restrictions to persons holding our Partnership Instruments in uncertificated form and to disclose such restrictions to the public generally.

Even if our unitholders approve the Protective Amendment, the Board retains the authority to abandon the Protective Amendment for any reason at any time prior to the execution by the General Partner of the Amended and Restated LP Agreement.

The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the tenth anniversary of the effective date of the Protective Amendment, (ii) the Board’s determination that the Protective Amendment is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which the Board determines that none of the NOLs may be carried forward and (iv) such date as the Board otherwise determines that the Protective Amendment is no longer necessary for the preservation of the NOLs. The Board may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if the Board has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of the NOLs or such action is otherwise reasonably necessary or advisable.

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Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change with respect to an Associated Company, we cannot eliminate the possibility that an ownership change will occur even if the proposed Amended and Restated LP Agreement is adopted given that:

•	The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our unitholders’ best interests.

•	Certain of our Associated Companies are themselves publicly traded, and may not have implemented their own respective NOL protection measures to limit transfers of their respective shares of Stock.

•
Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among unitholders or other events could cause an ownership change with respect to an Associated Company under Section 382.  Accordingly, we cannot assure you that such an ownership change will not occur even if the Protective Amendment is made effective.

As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that an Associated Company will undergo an ownership change that would limit its ability to utilize the NOLs.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred with respect to an Associated Company include the following:

•
Each shareholder who owns less than 5% of the Stock of an Associated Company is generally (but not always) aggregated with other such shareholders and treated as a single “5-percent shareholder” for purposes of Section 382. Transactions in the public markets among such shareholders are generally (but not always) excluded from the Section 382 calculation.

•
There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of Stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships (such as the Company) or other entities.

•
Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•
Certain constructive ownership rules, which generally attribute ownership of Stock owned by estates, trusts, corporations, partnerships (such as the Company) or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of Stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•
An Associated Company’s redemption or buyback of its Stock will increase the ownership of any Section 382 “5-percent shareholders” (including groups of shareholders who are not individually 5-percent shareholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of units could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership.

The rules summarized above will also apply to determine ownership of our units for purposes of determining whether the Protective Amendment will prohibit a transfer of a Partnership Instrument because the Protective Amendment treats the Partnership as a corporation for purposes of Section 382.

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Certain Considerations Related to the Protective Amendment

The Board believes that attempting to protect the tax benefits of the NOLs as described above under “Background to NOL Protection Proposal” is in our and our unitholders’ best interests. However, we cannot eliminate the possibility that an ownership change with respect to an Associated Company will occur even if the proposed Amended and Restated LP Agreement is approved. Please consider the items discussed below in voting on Proposal No. 4.

The Internal Revenue Service (“IRS”) could challenge the amount of the NOLs or claim an Associated Company experienced an ownership change, which could reduce the amount of the NOLs that can be used or eliminate the ability of such Associated Company to use them altogether.

The IRS has not audited or otherwise validated the amount of the NOLs. The IRS could challenge the amount of the NOLs, which could limit the ability to use the NOLs to reduce future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that an Associated Company has experienced an ownership change and attempt to reduce or eliminate the benefit of the NOLs even if the Protective Amendment is in place.

Potential Effects on Liquidity

The Protective Amendment will restrict a unitholder’s ability to acquire, directly or indirectly, additional Partnership Instruments in excess of the specified limitations. Furthermore, a unitholder’s ability to dispose of our Partnership Instruments may be limited by reducing the class of potential acquirers for such Partnership Instruments. In addition, a unitholder’s ownership of our Partnership Instruments may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such unitholder. Unitholders are advised to carefully monitor their ownership of our Partnership Instruments and consult their own legal advisors and/or us to determine whether their ownership of our Partnership Instruments approaches the restricted levels.

Potential Impact on Value

If the Protective Amendment is adopted, the Board intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred Partnership Instruments, to disclose such restrictions to persons holding our Partnership Instruments in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our Partnership Instruments and certain institutional holders who may not be comfortable holding our Partnership Instruments with restrictive legends, may not choose to purchase our Partnership Instruments, the Protective Amendment could depress the value of our Partnership Instruments in an amount that could more than offset any value preserved from protecting the NOLs.

Potential Anti-Takeover Impact

The reason the Board approved the Protective Amendment is to protect the significant potential long-term tax benefits presented by the NOLs. The Protective Amendment is not intended to prevent a takeover of the Company. However, the Protective Amendment, if approved by our unitholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate ownership of our Partnership Instruments that would result in such person owning 4.25% or more of our units and the ability of persons, entities or groups now owning 4.25% or more of our units to acquire additional Partnership Instruments without the approval of the Board.  Accordingly, the overall effects of the Protective Amendment, if approved by our unitholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our Partnership Instruments or the securities of our Associated Companies.

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Effect of the Protective Amendment If You Vote For It and Already Directly or Indirectly Own 4.25% or More of our Units

If you already own 4.25% of our units, you would be able to transfer a Partnership Instrument only if the transfer does not increase the percentage of units owned by another holder of 4.25% or more of our units or create a new Prohibited Owner. You will also be able to transfer your Partnership Instruments through open-market sales to a public group. Partnership Instruments acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.25% of our Units

The Protective Amendment will apply to you, but, so long as you own less than 4.25% of our units you can transfer your Partnership Instruments to a purchaser who, after the sale, also would own less than 4.25% of our units.

Required Vote and Board Recommendation

The affirmative vote of a majority of the voting power of the outstanding voting LP Units (excluding voting LP Units owned by the Company, the General Partner and persons and entities they control) is required to approve the adoption of the proposed Amended and Restated LP Agreement.

THE BOARD RECOMMENDS A VOTE FOR THE AMENDED AND RESTATED LP AGREEMENT

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DEADLINE FOR SUBMISSION OF LIMITED PARTNER PROPOSALS
FOR 2017 ANNUAL MEETING OF LIMITED PARTNERS

Pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”), unitholders are entitled to present proposals for consideration at forthcoming limited partner meetings provided that they comply with the proxy rules promulgated by the SEC and our LP Agreement. Limited Partners wishing to present a proposal at our 2017 Annual Meeting of Limited Partners must submit such proposal to our Corporate Secretary at our principal executive offices by January 1, 2017, if they wish for it to be eligible for inclusion in the Proxy Statement and form of proxy relating to that meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

In addition, under our LP Agreement, a unitholder wishing to nominate a person to our Board at the 2017 Annual Meeting of Limited Partners (but not include such nomination in the proxy statement) or wishing to make a proposal with respect to any other matter (but not include such proposal in the proxy statement) at the 2017 Annual Meeting of Limited Partners, must submit advance notice of the director nomination or unitholder proposal, as well as the required information specified in our LP Agreement, to our Corporate Secretary at our principal executive offices no earlier than January 26, 2017 and no later than February 25, 2017; provided, however, if the 2017 Annual Meeting of Limited Partners occurs on a date more than 30 days earlier or 70 days later than the anniversary of the Annual Meeting, then to be timely the required information must be delivered by the unitholder no later than 90 days prior to and no earlier than 120 days prior to the 2017 Annual Meeting of Limited Partners or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2017 Annual Meeting of Limited Partners is first made by our Board. A unitholder’s notice of proposal shall include (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such unitholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the unitholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such unitholder, as they appear on the Company’s books, and of such beneficial owner, and (b) the class and number of LP Units that are owned beneficially and held of record by such unitholder and such beneficial owner. See “Consideration of Director Nominees; New Nominees for Director – Limited Partner Nominees” for a discussion of the information required to be submitted with unitholder director nominations. The requirements for advance notice of unitholder proposals under the LP Agreement does not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those unitholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or unitholder proposal that does not comply with the LP Agreement and other applicable requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act, requires our directors and certain of our officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. SEC regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file. Based solely on our review of the copies of the forms furnished to us and written representations from our officers who are required to file Section 16(a) forms and our directors, we believe that all Section 16(a) filing requirements were met during 2015.

SOLICITATION OF PROXIES

Our Board is soliciting the proxy included with this Proxy Statement for use at the Annual Meeting. We will pay the expenses of soliciting proxies for the Annual Meeting. In addition, the Company has engaged MacKenzie to act as its proxy solicitation agent. MacKenzie will be paid a fee of $8,500 and will be reimbursed for disbursements made on the Company’s behalf. After the mailing of the proxy cards and other soliciting materials, we and/or our agents, including our directors, officers or employees, also may solicit proxies by mail, telephone, facsimile, email or in person. After the mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our LP Units forward copies of the proxy cards and other soliciting materials to persons for whom they hold LP Units and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so. Our directors, officers and employees will not receive any additional compensation for any soliciting efforts in which they may be engaged.

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OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the LP Units they represent as the Board may recommend.

Whether or not you plan to attend the Annual Meeting, please cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting so that your LP Units will be represented at the Annual Meeting.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. You may revoke the proxy at any time before it is exercised. If you attend the Annual Meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own LP Units. If your LP Units are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on March 28, 2016, in order to vote your LP Units at the Annual Meeting.

By Order of the Board of Directors of the General Partner

/s/ Warren G. Lichtenstein

Warren G. Lichtenstein
Executive Chairman

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Appendix A

SIXTH AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

STEEL PARTNERS HOLDINGS L.P.

i

SIXTH AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF
STEEL PARTNERS HOLDINGS L.P.

THIS SIXTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF STEEL PARTNERS HOLDINGS L.P. dated as of May [__], 2016, is entered into by and among Steel Partners Holdings GP Inc., a Delaware corporation, as the General Partner and as the lawful agent and attorney-in-fact for the Limited Partners, together with any other Persons who become Partners in the Partnership or parties hereto as provided herein.

WHEREAS, the General Partner and the other parties thereto entered into that certain Agreement of Limited Partnership of the Partnership dated as of December 31, 2008 and subsequently entered into that certain Amended and Restated Agreement of Limited Partnership of the Partnership, Second Amended and Restated Agreement of Limited Partnership, Third Amended and Restated Agreement of Limited Partnership, Fourth Amended and Restated Agreement of Limited Partnership and Fifth Amended and Restated Agreement of Limited Partnership, each dated as of July 14, 2009 (collectively, the “Original Agreement”);

WHEREAS, the General Partner desires to amend and restate the Original Agreement in its entirety to reflect various changes to the Original Agreement; and

WHEREAS, Section 13.1(e) of the Original Agreement permits the General Partner, without the approval of any Partner, any Unitholder or any other Person, to amend the Original Agreement to reflect any change that the General Partner determines does not adversely affect the Limited Partners considered as a whole (including any particular class of Partnership Interests as compared to other classes of Partnership Interests, treating the Common Units as a separate class for this purpose) in any material respect;

NOW, THEREFORE, the General Partner, pursuant to its authority under Section 13.1(e) and the exercise of its discretion, does hereby amend and restate the Original Agreement to provide, in its entirety, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.            Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question.  As used herein, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P., as it may be amended, supplemented or restated from time to time.

“Associate” means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

“Beneficial Owner” has the meaning assigned to such term in Rules 13d-3 and 13d-5 under the Securities Exchange Act (and “Beneficially Own” shall have a correlative meaning).

“BHCA” means the U.S. Bank Holding Company Act of 1956, as amended, supplemented or restated from time to time and any successor to such statute.

“BHC Partner” has the meaning assigned to such term in Section 3.5.

“Board of Directors” means the Board of Directors of the General Partner.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Capital Account” has the meaning assigned to such term in Section 6.1.

“Capital Account Alignment” has the meaning assigned to such term in Section 5.4(c).

“Capital Contribution” means any cash or cash equivalents or the fair market value of any other property that a Partner contributes to the Partnership pursuant to this Agreement.

“Carrying Value” means, with respect to any Partnership asset, the asset’s adjusted basis for U.S. federal income tax purposes, except that the initial carrying value of assets contributed to the Partnership shall be their respective gross fair market values on the date of contribution as determined by the General Partner, and the Carrying Values of all Partnership assets shall be adjusted to equal their respective fair market values, in accordance with the rules set forth in United States Treasury Regulation Section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, as of: (a) the date of the acquisition of any additional Partnership Interest by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) the date of the distribution of more than a de minimis amount of Partnership assets to a Partner; (c) the date a Partnership Interest is relinquished to the Partnership; (d) the date a Partnership Interest  (other than a de minimis interest) is issued as consideration for the provision of services to or for the benefit of the Partnership by an existing Partner acting in a partner capacity, or by a new Partner acting in a partner capacity or in anticipation of being a Partner; or (e) any other date specified in the United States Treasury Regulations; provided however that adjustments pursuant to clauses (a), (b), (c), (d) and (e) above shall be made only if such adjustments are deemed necessary or appropriate by the General Partner to reflect the relative economic interests of the Partners.  In the case of any asset that has a Carrying Value that differs from its adjusted tax basis, Carrying Value shall be adjusted by the amount of depreciation calculated for purposes of the definitions of “Net Income” and “Net Loss” rather than the amount of depreciation determined for U.S. federal income tax purposes, and depreciation shall be calculated by reference to Carrying Value rather than tax basis once Carrying Value differs from tax basis.

“Cause” means a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner liable for gross negligence, fraud or willful misconduct in its capacity as a general partner of the Partnership.

“Certificate” means (a) a certificate (i) substantially in the form of Exhibit A to this Agreement, (ii) issued in global form in accordance with the rules and regulations of the Depositary or (iii) in such other form as may be adopted from time to time by the General Partner, issued by the Partnership evidencing ownership of one or more Common Units or (c) a certificate, in such form as may be adopted from time to time by the General Partner, issued by the Partnership evidencing ownership of one or more other Partnership Securities.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

“Class B Common Unit” means one of that certain class of Common Units with those special rights and obligations specified in this Agreement as being appurtenant to a “Class B Common Unit”.

“Class C Common Unit” means one of that certain class of Common Units with those special rights and obligations specified in this Agreement and in Section 2 of the Incentive Unit Agreement as being appurtenant to a “Class C Common Unit”.

“Closing Price” has the meaning assigned to such term in Section 15.1(a).

“Code” means the United States Internal Revenue Code of 1986, as amended and in effect from time to time.  Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

“Combined Interest” has the meaning assigned to such term in Section 11.3(a).

“Commission” means the U.S. Securities and Exchange Commission or any successor thereto.

“Common Unit” means a Partnership Interest representing a fractional part of the Partnership Interests of all Limited Partners having the rights and obligations specified with respect to Common Units in this Agreement.  For the avoidance of doubt, the reference herein to “Common Units” includes Class B Common Units and Class C Common Units, but does not include the portion of Incentive Units not classified as Class C Common Units and/or regular Common Units, and the reference herein to “regular Common Units” includes all Common Units that are not Class B Common Units and are not Class C Common Units.

“Current Market Price” has the meaning assigned to such term in Section 15.1(a).

“Delaware Limited Partnership Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. § 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Departing General Partner” means a former General Partner from and after the effective date of any withdrawal or removal of such former General Partner pursuant to Sections 11.1 or 11.2.

“Depositary” means, with respect to any Units issued in global form, The Depository Trust Company and its successors and permitted assigns.

“DGCL” means the General Corporation Law of the State of Delaware, as amended, supplemented or restated from time to time, and any successor to such statute.

“Director” means a member of the Board of Directors.

“ERISA” means the Employment Retirement Income Security Act of 1974, as amended.

“ERISA Limited Partner” shall mean a Limited Partner that is (i) a plan subject to the provisions of Title I of ERISA, (ii) a plan that is not subject to Title I of ERISA but is subject to the prohibited transaction provisions of Section 4975 of the Code (e.g., IRAs and Keogh plans), (iii) a group trust, common or collective trust fund or insurance company separate or general account subject to ERISA or Section 4975 of the Code, and (iv) a passive or private investment fund whose underlying assets include “plan assets” (such as where plans described in (i) or (ii) above own 25% or more of a class of the investment fund’s equity interests determined pursuant to Section 3(42) of ERISA and any applicable regulations at 29 C.F.R. § 2510.3-101(f)).

“Event of Withdrawal” has the meaning assigned to such term in Section 11.1(a).

“Exchange” means the acquisition by the Partnership of SP II in connection with which SP II Master Fund was issued Units and the Partnership acquired a 100% limited partner interest in SP II, pursuant to and in accordance with the Exchange Agreement.

“Exchange Agreement” means the Exchange Agreement, dated as of the Exchange Closing Date, between the Partnership and SP II Master Fund, as the same may be amended or modified.

“Exchange Closing Date” means the closing date of the Exchange, which occurred on January 1, 2009.

“Fiscal Year” has the meaning assigned to such term in Section 8.2.

“General Partner” means Steel Partners Holdings GP Inc., a Delaware corporation, and its successors and permitted assigns that are admitted to the Partnership as general partner of the Partnership, in its capacity as a general partner of the Partnership (except as the context otherwise requires).

“General Partner Interest” means the management interest of the General Partner in the Partnership, which includes any and all benefits to which a General Partner is entitled as provided in this Agreement, together with all obligations of a General Partner to comply with the terms and provisions of this Agreement. The General Partner Interest does not have any rights to ownership or profit, or any rights to receive distributions from operations or the liquidation of the Partnership (other than with respect to any Limited Partner Interest held by it).

“Group” means a Person that with or through any of its Affiliates or Associates has any contract, arrangement, understanding or relationship for the purpose of acquiring, holding, voting, exercising investment power with respect to, or disposing of any Partnership Securities with any other Person that Beneficially Owns, or whose Affiliates or Associates Beneficially Own, directly or indirectly, Partnership Interests.

“Group Member” means a Person included in the Partnership Group.

“Incentive Unit Agreement” means the Incentive Unit Agreement, entered into effective as of May 11, 2012, by and between the Partnership and SPH SPV-I LLC, a Delaware limited liability company.

 “Incentive Units” means those Partnership Interests described in Section 2 of the Incentive Unit Agreement.

“Indemnitee” means (a) the General Partner, (b) any Departing General Partner, (c) the Manager, (d) any Person who is or was an Affiliate of the General Partner, any Departing General Partner or the Manager, (e) any Person who is or was a member, partner, Tax Matters Partner (as defined in the Code), officer, director, employee, agent, fiduciary or trustee of any Group Member, the General Partner, any Departing General Partner or the Manager or any Affiliate of any Group Member, the General Partner, any Departing General Partner or the Manager, (f) any Person who is or was serving at the request of the General Partner, any Departing General Partner or the Manager or any Affiliate of the General Partner, any Departing General Partner or the Manager as an officer, director, employee, member, partner, Tax Matters Partner (as defined in the Code), agent, fiduciary or trustee of another Person; provided that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services and (g) any Person the General Partner in its sole discretion designates as an “Indemnitee” for purposes of this Agreement in connection with activities of such Person on behalf of the Partnership, its predecessor or the Partnership Group, including but not limited to individuals who served as directors of WebFinancial.

“Independent Director” means a Director who meets the independence standards required to serve on an audit committee of a board of directors, as established by the Securities Exchange Act and the rules and regulations of the Commission thereunder and by any National Securities Exchange on which the Common Units are listed for trading.

“Initial Limited Partner” means the Organizational Limited Partner or its designee, in each case upon being admitted to the Partnership in accordance with Section 10.1.

“Limited Partner” means, unless the context otherwise requires, the Initial Limited Partner, each additional Person that becomes a Limited Partner pursuant to the terms of this Agreement and any Departing General Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 11.3, in each case, in such Person’s capacity as a limited partner of the Partnership.  For purposes of the Delaware Limited Partnership Act, the Limited Partners shall constitute a single class or group of limited partners; provided, however, that when the term “Limited Partner” is used herein in the context of any vote or other approval, including without limitation Articles XIII and XIV, such term shall not, solely for such purpose, include any Non-Voting Interest except as may otherwise be required by law.

“Limited Partner Interest” means the ownership interest of a Limited Partner in the Partnership, which may be evidenced by Common Units, Non-Voting Interests, Incentive Units or other Partnership Securities or a combination thereof or interest therein, and includes any and all benefits to which such Limited Partner is entitled as provided in this Agreement, including voting rights, together with all obligations of such Limited Partner to comply with the terms and provisions of this Agreement; provided, however, that when the term “Limited Partner Interest” is used herein in the context of any vote or other approval, including without limitation Articles XIII and XIV, such term shall not, solely for such purpose, include any Non-Voting Interest except as may otherwise be required by law.

“Liquidation Date” means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 12.2, the date on which the applicable time period during which the holders of Outstanding Units have the right to elect to continue the business of the Partnership has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

“Liquidator” means one or more Persons selected by the General Partner to perform the functions described in Section 12.3 as liquidating trustee of the Partnership within the meaning of the Delaware Limited Partnership Act.

“Manager” means SP General Services LLC, a Delaware limited liability company, as successor by assignment from Steel Partners LLC, a Delaware limited liability company.

“Management Agreement” means the Sixth Amended and Restated Management Agreement, entered into effective as of January 1, 2015, by and among SP Corporate Services LLC, a Delaware limited liability company, and the Manager.

“Merger” means the merger of WebFinancial with and into the Partnership pursuant to the Agreement of Merger, dated as of the Merger Closing Date, between WebFinancial and the Partnership, as the same may be amended or modified.

“Merger Closing Date” means the closing date of the Merger, which occurred on December 31, 2008.

“Merger Agreement” has the meaning assigned to such term in Section 14.1.

“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Securities Exchange Act, any successor thereto and any other securities exchange (whether or not registered with the Commission under Section 6(a) of the Securities Exchange Act) or a Designated Offshore Securities Market (as such term is defined pursuant to Rule 902(b) as promulgated under the Securities Act) that the General Partner in its sole discretion shall designate as a National Securities Exchange for purposes of this Agreement.

“Net Income” and “Net Loss” for any taxable period means the taxable income or loss of the Partnership for such period as determined in accordance with the accounting method used by the Partnership for U.S. federal income tax purposes with the following adjustments (without duplication): (i) any income of the Partnership that is exempt from U.S. federal income taxation and not otherwise taken into account in computing Net Income or Net Loss shall be added to such taxable income or loss; (ii) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, any depreciation, amortization or gain or loss resulting from a disposition of such asset shall be calculated with reference to such Carrying Value; (iii) upon an adjustment to the Carrying Value of any asset, pursuant to the definition of Carrying Value, the amount of the adjustment shall be included as gain or loss in computing such taxable income or loss; (iv) any expenditures of the Partnership not deductible in computing taxable income or loss, not properly capitalizable and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be treated as deductible items; and (v) any item of income, gain, loss or deduction that is specially allocated for Section 704(b) book purposes pursuant to Section 5.4(e) or Section 6.2(b) shall not be taken into account in computing Net Income or Net Loss.

“Non-Voting Interest” has the meaning assigned to such term in Section 3.5(a).

“Notice of Election to Purchase” has the meaning assigned to such term in Section 15.1(b).

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel to the Partnership or the General Partner or any of its Affiliates) with Special Director Approval.

“Organizational Limited Partner” means WebFinancial.

“Original Agreement” has the meaning set forth in the recitals.

“Outstanding” means, with respect to Limited Partner Interests, all Limited Partner Interests that are issued by the Partnership and reflected as outstanding on the Partnership’s books and records as of the date of determination; provided however that if at any time any Person or Group (other than the General Partner, the Manager or their respective Affiliates) Beneficially Owns 10% or more of any class of Outstanding Common Units, all Common Units owned by such Person or Group in excess of 9.9% shall not be entitled to be voted on any matter and shall not be considered to be Outstanding when sending notices of a meeting of Limited Partners to vote on any matter (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes under this Agreement (such Common Units shall not, however, be treated as a separate class of Partnership Securities for purposes of this Agreement); provided further that the foregoing limitation shall not apply to any Person or Group that acquired 10% or more of any Common Units issued by the Partnership with the prior approval of the Board of Directors.  Notwithstanding anything herein to the contrary, Limited Partnership Interests owned by the Partnership or its Subsidiaries shall not be entitled to be voted on any matter hereunder where a vote of Limited Partner Interests is required and shall be disregarded for purposes of calculating required votes, determining the presence of a quorum or for other similar purposes under this Agreement.

“Partners” means the General Partner and the Limited Partners.

“Partnership” means Steel Partners Holdings L.P., a Delaware limited partnership.

“Partnership Group” means the Partnership and its Subsidiaries treated as a single consolidated entity.

“Partnership Interest” means an interest in the Partnership, which shall include the General Partner Interest and Limited Partner Interests.

“Partnership Security” means any equity interest in the Partnership (but excluding any options, rights, warrants and appreciation rights relating to an equity interest in the Partnership), including without limitation, Common Units and Non-Voting Interests.

“Percentage Interest” means, as of any date of determination, (i) as to any holder of Common Units or Non-Voting Interests in its capacity as such, the product obtained by multiplying (a) 100% less the percentage applicable to the Units referred to in clause (ii) by (b) the quotient obtained by dividing (x) the number of Common Units or Non-Voting Interests held by such holder by (y) the total number of all Outstanding Common Units and Non-Voting Interests, and (ii) as to any holder of other Units in its capacity as such with respect to such Units, the percentage established for such Units by the General Partner as a part of the issuance of such Units.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), government (including a country, state, county, or any other governmental or political subdivision, agency or instrumentality thereof) or other entity (or series thereof).

“Pro Rata” means (a) when modifying Units or any class thereof, apportioned equally among all designated Units and (b) when modifying Partners or Record Holders, apportioned among all Partners or Record Holders, as the case may be, in accordance with their relative Percentage Interests.

“Purchase Date” means the date determined by the General Partner as the date for purchase of all Outstanding Units of a certain class (other than Units owned by the General Partner and its Affiliates) pursuant to Article XV.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Partnership, or with respect to the first fiscal quarter of the Partnership after the Merger Closing Date or the final fiscal quarter prior to the termination of the Partnership, the portion of such fiscal quarter after the Merger Closing Date or prior to the date of termination, as applicable.

“Record Date” means the date established by the General Partner in its sole discretion for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners or (b) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.

“Record Holder” means the Person in whose name a Common Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, or with respect to other Partnership Interests, the Person in whose name any such other Partnership Interest is registered on the books which the General Partner has caused to be kept as of the opening of business on such Business Day.

“Redeemable Interests” means any Partnership Interests for which a redemption notice has been given, and has not been withdrawn, pursuant to Section 4.8.

“Securities Act” means the U.S. Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

“Securities Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute.

“Special Director Approval” means approval by a majority of the Independent Directors.

“Special LP Approval” means approval by the vote of the holders of a majority of the voting power of Outstanding Voting Units (excluding Voting Units owned by the Partnership, the General Partner and Persons they control).

“SP II” means Steel Partners II, L.P., a Delaware limited partnership.

“SP II Master Fund” means Steel Partners II Master Fund L.P., a Cayman Islands limited partnership.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (or interests entitling the holder to receive more than 50% of the profits and losses of such partnership) (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person or (d) any other Person the financial information of which is consolidated by such Person for financial reporting purposes under U.S. GAAP.

“Surviving Business Entity” has the meaning assigned to such term in Section 14.2(b).

“Trading Day” has the meaning assigned to such term in Section 15.1(a).

“transfer” has the meaning assigned to such term in Section 4.4(a).

“Transfer Agent” means such bank, trust company or other Person (including the General Partner or one of its Affiliates) as shall be appointed from time to time by the Partnership to act as registrar and transfer agent for the Common Units or any other Partnership Securities that may hereinafter be issued; provided that if no Transfer Agent is specifically appointed for any other Partnership Securities, the General Partner shall act in such capacity.

“Unit” means a Partnership Security that is designated as a “Unit” and shall include Common Units but shall not include (i) a General Partner Interest or (ii) Non-Voting Interests.

“Unitholders” means the holders of Units.

“U.S. GAAP” means U.S. generally accepted accounting principles consistently applied or any successor accounting principles that shall be generally applicable to the Partnership or its Subsidiaries.

“Voting Unit” means a Common Unit and any other Partnership Interest that is designated as a “Voting Unit” from time to time.

“WebFinancial” means WebFinancial Corporation, a Delaware corporation.

“WebFinancial Investor” means a Person who was a shareholder of WebFinancial immediately prior to the Merger (other than any Person with respect to whose shares of WebFinancial common stock appraisal rights have been (i) properly perfected (and not withdrawn) pursuant to Section 262 of the DGCL or (ii) otherwise granted by the Partnership).

“Withdrawal Opinion of Counsel” has the meaning assigned to such term in Section 11.1(b).

SECTION 1.2.            Construction.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; and (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement.  The table of contents and headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II

ORGANIZATION

SECTION 2.1.            Formation.

The General Partner and the Organizational Limited Partner have previously formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Limited Partnership Act.  Except as expressly provided to the contrary in this Agreement, the rights, duties (including fiduciary duties), liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Limited Partnership Act.  All Partnership Interests shall constitute personal property of the owner thereof for all purposes and a Partner has no interest in specific Partnership property.

SECTION 2.2.            Name.

The name of the Partnership shall be “Steel Partners Holdings L.P.”  The Partnership’s business may be conducted under any other name or names as determined by the General Partner in its sole discretion, including the name of the General Partner.  The words “Limited Partnership,” “LP,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires.  The General Partner may change the name of the Partnership at any time and from time to time by filing an amendment to the Certificate of Limited Partnership (and upon any such filing this Agreement shall be deemed automatically amended to change the name of the Partnership) and shall notify the Limited Partners of such change in the regular communication to the Limited Partners next following such filing.

SECTION 2.3.            Registered Office; Registered Agent; Principal Office; Other Offices.

Unless and until changed by the General Partner by filing an amendment to the Certificate of Limited Partnership (and upon any such filing this Agreement shall be deemed automatically amended to change the registered office and the registered agent of the Partnership), the registered office of the Partnership in the State of Delaware is located at 1209 Orange Street, Wilmington, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is The Corporation Trust Company.  The principal office of the Partnership is located at 590 Madison Avenue, 32nd Floor, New York, NY 10022 or such other place as the General Partner in its sole discretion may from time to time designate by notice to the Limited Partners.  The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems necessary or appropriate.  The address of the General Partner is 590 Madison Avenue, 32nd Floor, New York, NY 10022 or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

SECTION 2.4.            Purpose and Business.

The purpose and nature of the business to be conducted by the Partnership shall be to (a) act as a diversified holding company and engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the General Partner in its sole discretion and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware Limited Partnership Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity; and (b) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member.  To the fullest extent permitted by law, the General Partner shall have no duty or obligation to the Partnership or any Limited Partner or Record Holder to propose or approve, and in its discretion may decline to propose or approve, the conduct by the Partnership of any business.

SECTION 2.5.            Powers.

The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Partnership.

SECTION 2.6.            Power of Attorney.

(a)            Each Limited Partner and Record Holder hereby constitutes and appoints the General Partner and, if a Liquidator (other than the General Partner) shall have been selected pursuant to Section 12.3, the Liquidator, severally (and any successor to the Liquidator by merger, transfer, assignment, election or otherwise) and each of their authorized managers and officers and attorneys-in-fact, as the case may be, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

(i)                 execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements hereof or thereof) that the General Partner or the Liquidator determines to be necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the General Partner or the Liquidator determines to be necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement authorized in accordance with the terms of this Agreement; (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the General Partner or the Liquidator determines to be necessary or appropriate to reflect the dissolution and termination of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements hereof or thereof) relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, this Agreement; (E) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Securities issued pursuant to Section 5.5; and (F) all certificates, documents and other instruments (including agreements and a certificate of merger or consolidation or similar certificate) relating to a merger, consolidation, combination or conversion of the Partnership pursuant to Article XIV; and

(ii)               execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments that the General Partner or the Liquidator determines to be necessary or appropriate to (A) make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or (B) to effectuate the terms or intent of this Agreement; provided that when required by Section 13.3 or any other provision of this Agreement that establishes a certain percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the General Partner and the Liquidator may exercise the power of attorney made in this Section 2.6(a)(ii) only after the necessary vote, consent or approval of such percentage of the Limited Partners or of the Limited Partners of such class or series, as applicable.

Nothing contained in this Section 2.6(a) shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XIII or as may be otherwise expressly provided for in this Agreement.

(b)            The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, shall not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Record Holder and the transfer of all or any portion of such Limited Partner’s or Record Holder’s Partnership Interest and shall extend to such Limited Partner’s or Record Holder’s heirs, successors, assigns, transferees and personal representatives.  Each such Limited Partner or Record Holder hereby agrees to be bound by any representation made by the General Partner or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Record Holder, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator taken in good faith under such power of attorney.  Each Limited Partner and Record Holder shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator may request in order to effectuate this Agreement and the purposes of the Partnership.

SECTION 2.7.            Term.

The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Limited Partnership Act and shall continue until the dissolution of the Partnership in accordance with the provisions of Article XII.  The existence of the Partnership as a separate legal entity shall continue until the cancellation of the Certificate of Limited Partnership as provided in the Delaware Limited Partnership Act.

SECTION 2.8.            Title to Partnership Assets.

Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof.  Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, one or more of its Affiliates, or with Special Director Approval, one or more nominees, as the General Partner may determine.  The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more of its Affiliates or one or more nominees shall be held by the General Partner or such Affiliate or nominee for the sole and exclusive use and benefit of the Partnership in accordance with the provisions of this Agreement; provided however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner in its sole discretion determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided further that prior to the withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title to the Partnership and, prior to any such transfer, will provide for the use of such assets in a manner satisfactory to the General Partner.  All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

SECTION 2.9.            Certain Undertakings Relating to the Separateness of the Partnership.

(a)            Separateness Generally.  The Partnership shall conduct its business and operations separate and apart from those of any other Person (other than the General Partner) in accordance with this Section 2.9.

(b)            Separate Records.  The Partnership shall maintain (i) its books and records, (ii) its accounts, and (iii) its financial statements separate from those of any other Person except its consolidated Subsidiaries.

(c)            No Effect.  Failure by the General Partner or the Partnership to comply with any of the obligations set forth above shall not affect the status of the Partnership as a separate legal entity, with its separate assets and separate liabilities.

ARTICLE III

RIGHTS OF LIMITED PARTNERS

SECTION 3.1.            Limitation of Liability.

The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Limited Partnership Act.

SECTION 3.2.            Management of Business.

No Limited Partner, in its capacity as such, shall by virtue of its rights, powers or authority under this Agreement, be deemed to participate in the operation, management or control (within the meaning of the Delaware Limited Partnership Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership.  Any action taken by any Affiliate of the General Partner or any Limited Partner or any officer, director, employee, manager, member, general partner, agent or trustee of the General Partner, any Limited Partner or any of their respective Affiliates, or any officer, director, employee, manager, member, general partner, agent or trustee of a Group Member, in its capacity as such, shall not be deemed to be participation in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Limited Partnership Act) and shall not affect, impair or eliminate the limitations on the liability of the Limited Partners under this Agreement.

SECTION 3.3.            Outside Activities of the Limited Partners.

Any Limited Partner, directly or indirectly, through Affiliates or otherwise, shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group.  Neither the Partnership nor any of the other Partners shall have any rights by virtue of this Agreement or otherwise in any business ventures, direct or indirect, of any kind or character, of any Limited Partner, its Affiliates or otherwise.

SECTION 3.4.            Rights of Limited Partners.

(a)            In addition to other rights provided by this Agreement or by applicable law, and except as limited by Sections 3.4(b) and (c), each Limited Partner shall have the right, upon written demand, and for not later than five days following such demand, at such Limited Partner’s expense:

(i)                 promptly after its becoming available, to obtain a copy of the Partnership’s U.S. federal, state and local income tax returns for each year; and

(ii)                to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed.

(b)            Notwithstanding the foregoing, no Limited Partner shall be entitled to obtain a list of the names or addresses of the Limited Partners; provided, however, that if a Limited Partner has made or intends to make or is considering making a proxy solicitation in connection with a meeting of the Limited Partners or action by written consent, or otherwise desires to communicate with Limited Partners, then upon the written request by any Limited Partner or Record Holder of Units entitled to vote at the meeting or to execute a written consent, and upon the execution of a customary confidentiality agreement, and for the limited purpose set forth therein, the General Partner shall either (i) provide the requesting Limited Partner or Record Holder with a list of the names and addresses of the Limited Partners or (ii) mail the requesting Limited Partner’s or Record Holder’s materials to the Limited Partners in connection with such meeting of the Limited Partners or action by written consent.

(c)            The General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole discretion, (i) any information that the General Partner reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the General Partner believes (A) is not in the best interests of the Partnership Group, (B) could damage the Partnership Group or its business or (C) that any Group Member is required by law or by agreement with any third party to keep confidential (other than agreements with Affiliates of the Partnership the primary purpose of which is to circumvent the obligations set forth in this Section 3.4).

SECTION 3.5.            Non-Voting Interests of BHC Partners.

(a)            Any Limited Partner Interest held for its own account by a BHC Partner that is determined at the time of admission of such BHC Partner to be in excess of 4.99% (or such lesser or greater percentage as may be permitted under Section 4(c)(6) of the BHCA or other applicable law) of the total Limited Partner Interests, excluding, for purposes of calculating this percentage, portions of any other Limited Partner Interests that are non-voting interests pursuant to this Section 3.5 (collectively, the “Non-Voting Interests”), shall be a Non-Voting Interest (whether or not subsequently transferred in whole or in part to any other Person except as provided in Section 3.5(d)). Upon the admission of any additional Limited Partner to the Partnership or any reduction of the total Limited Partner Interests (whether as a result of repurchases of Limited Partner Interests by the Partnership or otherwise), recalculation of the Limited Partner Interests held by all BHC Partners shall be made, and only that portion of the total Limited Partner Interests held by each BHC Partner (which shall include, solely for the purpose of calculating the total Limited Partner Interest of such BHC Partner, any Limited Partner Interest other than a Non-Voting Interest previously transferred by such BHC Partner to a Person who was a Limited Partner at the time of transfer) that is determined as of the date of such admission or reduction to be in excess of 4.99% (or such lesser or greater percentage as may be permitted under Section 4(c)(6) of the BHCA or other applicable law) of the total Limited Partner Interests, excluding Non-Voting Interests as of such date, shall be a Non-Voting Interest. Non-Voting Interests shall not be entitled to be voted on any matter and shall not be considered to be Outstanding when sending notices of a meeting of Limited Partners to vote on any matter (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes under this Agreement.

(b)            For purposes of this Agreement, the term “BHC Partner” shall mean any Limited Partner that is a bank holding company or a financial holding company, as defined in the BHCA or a non-bank subsidiary of such holding company and that receives its Limited Partner Interest as a distribution by SP II Master Fund or any of its Affiliates following the Exchange.  For the avoidance of doubt, the term “BHC Partner” shall not include any Limited Partner that does not receive its Limited Partner Interest as a distribution by SP II Master Fund or any of its Affiliates following the Exchange, regardless of whether it is a bank holding company or a financial holding company under the BHCA.

(c)            Upon the request of any BHC Partner owning any Non-Voting Interests, the Partnership shall issue to such BHC Partner one or more certificates evidencing such Non-Voting Interests with such restrictive legends, including legends regarding the voting restrictions of the Non-Voting Interests, as the General Partner shall determine in its sole discretion.

(d)            A Non-Voting Interest shall cease to be a Non-Voting Interest and shall be entitled to the full voting and approval rights of Common Units in the event that such Non-Voting Interest is transferred: (i) to the public in an offering registered under the Securities Act; (ii) in a transaction pursuant to Rule 144 or Rule 144A under the Securities Act in which no person acquires more than 2% of the Partnership’s total Limited Partner Interests; or (iii) in a single transaction to a third party who acquires at least a majority of the Partnership’s total Limited Partner Interests without regard to the transfer of any Non-Voting Interests.

(e)            Except as provided in this Section 3.5 and elsewhere in this Agreement, a Limited Partner Interest evidenced by a Non-Voting Interest shall be identical in all regards to a Limited Partner Interest evidenced by Common Units.

ARTICLE IV

CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS

SECTION 4.1.            Certificates.

Upon the Partnership’s issuance of Common Units to any Person, the Partnership shall issue, upon the request of such Person, one or more Certificates in the name of such Person evidencing the number of such Common Units being so issued.  In addition, (a) upon the General Partner’s request, the Partnership shall issue to it one or more Certificates in the name of the General Partner evidencing its General Partner Interest and (b) upon the request of any Person owning any Partnership Securities other than Common Units, the Partnership shall issue to such Person one or more certificates evidencing such Partnership Securities other than Common Units.  Certificates shall be executed on behalf of the Partnership by the General Partner (and by any appropriate officer of the General Partner on behalf of the General Partner).

No Certificate evidencing Common Units shall be valid for any purpose until it has been countersigned by the Transfer Agent, which the Partnership shall cause to occur as promptly as possible; provided however that if the General Partner elects to issue Common Units in global form, the Certificates evidencing Common Units shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Certificates evidencing Common Units have been duly registered in accordance with the directions of the Partnership.

SECTION 4.2.            Mutilated, Destroyed, Lost or Stolen Certificates.

(a)            If any mutilated Certificate evidencing Common Units is surrendered to the Transfer Agent or any mutilated Certificate evidencing other Partnership Securities is surrendered to the General Partner, the appropriate officers of the General Partner on behalf of the General Partner on behalf of the Partnership shall execute, and, if applicable, the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and type of Partnership Securities as the Certificate so surrendered.

(b)            The appropriate officers of the General Partner on behalf of the General Partner on behalf of the Partnership shall execute and deliver, and, if applicable, the Transfer Agent shall countersign a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

(i)                 makes proof by affidavit, in form and substance satisfactory to the General Partner, that a previously issued Certificate has been lost, destroyed or stolen;

(ii)                requests the issuance of a new Certificate before the General Partner has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii)               if requested by the General Partner, delivers to the General Partner a bond, in form and substance satisfactory to the General Partner, with surety or sureties and with fixed or open penalty as the General Partner, in its sole discretion, may direct to indemnify the Partnership, the Partners, the General Partner and, if applicable, the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv)              satisfies any other reasonable requirements imposed by the General Partner.

If a Record Holder fails to notify the General Partner within a reasonable period of time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Limited Partner Interests represented by the Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, the Record Holder shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

(c)            As a condition to the issuance of any new Certificate under this Section 4.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent or counsel to the Partnership, if applicable) reasonably connected therewith.

SECTION 4.3.            Record Holders.

The Partnership shall be entitled to recognize the Record Holder as the owner with respect to any Partnership Interest and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Partnership Interest on the part of any other Person, regardless of whether the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Partnership Interests are listed for trading.  Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Partnership Interests, as between the Partnership on the one hand, and such other Persons on the other, such representative Person shall be the Record Holder of such Partnership Interest.

SECTION 4.4.            Transfer Generally.

(a)            The term “transfer,” when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction (i) by which the General Partner assigns its General Partner Interest to another Person who becomes the General Partner, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange, or any other disposition by law or otherwise or (ii) by which the holder of a Limited Partner Interest assigns such Limited Partner Interest to another Person, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage (but does not include any indirect transfers, such as due to a transfer of any interest in a Limited Partner).

(b)            No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV and, if applicable, Section 5.4(d) or Section 2(a)(ix) of the Incentive Unit Agreement.  Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article IV and, if applicable, Section 5.4(d) or Section 2(a)(ix) of the Incentive Unit Agreement shall be null and void.

(c)            Nothing contained in this Agreement shall be construed to prevent a disposition by any member of the General Partner of any or all of the issued and outstanding limited liability company or other interests in the General Partner.

SECTION 4.5.            Registration and Transfer of Limited Partner Interests.

(a)            The General Partner shall keep or cause to be kept on behalf of the Partnership a register in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 4.5(b), the Partnership will provide for the registration and transfer of Limited Partner Interests.  The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Common Units and transfers of such Common Units as herein provided.  The Partnership shall not recognize transfers of Certificates evidencing Limited Partner Interests unless such transfers are effected in the manner described in this Section 4.5.  Upon surrender of a Certificate for registration of transfer of any Limited Partner Interests evidenced by a Certificate, and subject to the provisions of Section 4.5(b), the appropriate officers of the General Partner on behalf of the General Partner on behalf of the Partnership shall execute and deliver, and in the case of Common Units, the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Certificates evidencing the same aggregate number and type of Limited Partner Interests as was evidenced by the Certificate so surrendered.

(b)            The Partnership shall not recognize any transfer of Limited Partner Interests evidenced by Certificates until the Certificates evidencing such Limited Partner Interests are surrendered for registration of transfer.  No charge shall be imposed by the General Partner for such transfer; provided that as a condition to the issuance of any new Certificate under this Section 4.5, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

(c)            Subject to (i) the foregoing provisions of this Section 4.5, (ii) Section 4.3, (iii) Section 4.7, (iv) with respect to any series of Limited Partner Interests, the provisions of any statement of designations or amendment to this Agreement establishing such series, (v) any contractual provisions binding on any Limited Partner and (vi) provisions of applicable law including the Securities Act, Limited Partnership Interests shall be freely transferable.  Partnership Interests may also be subject to any transfer restrictions contained in any employee related policies or equity benefit plans, programs or practices adopted on behalf of the Partnership pursuant to Section 7.4(e) and under which such interests were issued.

SECTION 4.6.            Transfer of the General Partner’s General Partner Interest.

(a)            Subject to Section 4.6(c) below, the Partnership shall not transfer all or any part of its interests in the General Partner, and the General Partner shall not transfer all or any part of its General Partner Interest to a Person (other than the Partnership or a Subsidiary of the Partnership) unless such transfer (i) has been approved by the prior written consent or vote of Limited Partners holding at least 66⅔% of the voting power of the Outstanding Voting Units (including Voting Units held by the General Partner or its Affiliates), (ii) is of all, but not less than all, of its General Partner Interest to (A) an Affiliate of the General Partner (other than an individual) or (B) subject to Special Director Approval, another Person (other than an individual) in connection with the merger or consolidation of the General Partner with or into another Person (other than an individual) or the transfer by the General Partner of all, but not less than all, of its General Partner Interest to another Person (other than an individual) or (iii) the transfer by Steel Partners II GP LLC of the General Partnership Interest to Steel Partners Holdings GP LLC, a Delaware limited liability company and wholly-owned subsidiary of the Partnership pursuant to the terms of the Exchange Agreement.  Notwithstanding anything herein to the contrary, the Limited Partnership Interests issued to the General Partner pursuant to Section 5.1(d), shall be freely transferable by Steel Partners II GP LLC to any successor General Partner.

(b)            Subject to Section 4.6(c) below, in the event the Management Agreement is terminated, the General Partner may transfer all or any part of its General Partner Interest without Unitholder approval.

(c)            Notwithstanding anything herein to the contrary, no transfer by the General Partner of all or any part of its General Partner Interest to another Person shall be permitted unless (i) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and to be bound by the provisions of this Agreement and (ii) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner.  In the case of a transfer pursuant to and in compliance with this Section 4.6, the transferee or successor (as the case may be) shall, subject to compliance with the terms of Section 10.3, be admitted to the Partnership as the General Partner effective immediately prior to the transfer of such General Partner Interest, and the business of the Partnership shall continue without dissolution.

SECTION 4.7.            Restrictions on Transfers.

(a)            Except as provided in Section 4.7(c) below, but notwithstanding the other provisions of this Article IV, no transfer of any Partnership Interests shall be made if such transfer would (i) violate the then applicable U.S. federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer, (ii) terminate the existence or qualification of the Partnership under the laws of the jurisdiction of its formation, (iii) cause the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for U.S. federal income tax purposes (to the extent not already so treated or taxed), or (iv) cause the Partnership to be subjected to the provisions of the U.S. Investment Company Act of 1940, as amended.

(b)            The General Partner may impose restrictions on the transfer of Partnership Interests if it receives an Opinion of Counsel that such restrictions are necessary to avoid a significant risk of (i) the Partnership becoming taxable as a corporation or otherwise becoming taxable as an entity for U.S. federal income tax purposes or (ii) the Partnership being subjected to the provisions of the U.S. Investment Company Act of 1940, as amended.  The General Partner may impose such restrictions by amending this Agreement; provided however, that any amendment that would result in the delisting or suspension of trading of any class of Limited Partner Interests on the principal National Securities Exchange on which such class of Limited Partner Interests is then traded must have, prior to such amendment being effected, Special LP Approval.

(c)            Nothing contained in this Article IV, or elsewhere in this Agreement, shall preclude the settlement of any transactions involving Partnership Interests entered into through the facilities of any National Securities Exchange on which such Partnership Interests are listed for trading.

(d)            Each Certificate evidencing Partnership Interests shall bear a conspicuous legend in substantially the following form or such other form as the General Partner shall determine in its sole discretion:

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF STEEL PARTNERS HOLDINGS L.P. THAT THIS SECURITY MAY NOT BE SOLD, OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH TRANSFER WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF STEEL PARTNERS HOLDINGS L.P. UNDER THE LAWS OF THE STATE OF DELAWARE, C) CAUSE STEEL PARTNERS HOLDINGS L.P. TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES (TO THE EXTENT NOT ALREADY SO TREATED OR TAXED), OR (D) CAUSE STEEL PARTNERS HOLDINGS L.P. TO BE SUBJECTED TO THE PROVISIONS OF THE U.S. INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  STEEL PARTNERS HOLDINGS GP INC., THE GENERAL PARTNER OF STEEL PARTNERS HOLDINGS L.P., MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF STEEL PARTNERS HOLDINGS L.P. BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES OR CAUSING STEEL PARTNERS HOLDINGS L.P. TO BE SUBJECTED TO THE PROVISIONS OF THE U.S. INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS TRADED.

SECTION 4.8.            Redemption of Partnership Interests of Certain Limited Partners.

(a)            If at any time the General Partner shall obtain an Opinion of Counsel to the effect that the ownership by a Limited Partner of a Limited Partner Interest would cause the Partnership or the General Partner to be in violation of, or to the effect that such Limited Partner is in violation of, the U.S. Bank Secrecy Act, the U.S. Money Laundering Act of 1986, the U.S. International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, the USA Patriot Act, or any other law or regulation to which the Partnership, the General Partner, or such Limited Partner’s investment in the Partnership may be subject from time to time, or, if at any time the General Partner, in its sole discretion, determines that the ownership by a Limited Partner that is an ERISA Limited Partner would create a substantial likelihood that the assets of the Partnership would be deemed to be “plan assets” for purposes of ERISA or the Code, or, if at any time the General Partner, in its sole discretion, determines that the ownership by a Limited Partner would create a substantial likelihood that the Partnership would become subjected to the provisions of the U.S. Investment Company Act of 1940, as amended, or if at any time a Limited Partner fails to furnish information requested within the 30-day period specified in Section 4.8(b), the General Partner, in its sole discretion, may cause the Partnership to redeem the Limited Partner Interest of such Limited Partner as follows:

(i)                The General Partner shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner, at its last address designated on the records of the Partnership or the Transfer Agent, by registered or certified mail, postage prepaid.  The notice shall be deemed to have been given when so mailed.  The notice shall specify the Redeemable Interests, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon the redemption of the Redeemable Interests (or, if later in the case of Redeemable Interests evidenced by Certificates, upon surrender of the Certificates evidencing such Redeemable Interests) and that on and after the date fixed for redemption no further allocations or distributions to which the Limited Partner would otherwise be entitled in respect of the Redeemable Interests will accrue or be made.

(ii)               The aggregate redemption price for Redeemable Interests shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Limited Partner Interests of the class to be so redeemed multiplied by the number of Limited Partner Interests of each such class included among the Redeemable Interests.  The redemption price shall be paid as determined by the General Partner in its sole discretion, in cash or by delivery of a promissory note of the Partnership in the principal amount of the redemption price, bearing interest annually at the midterm applicable federal rate for the month of the redemption as defined in Section 1274(d) of the Code and payable in five equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

(iii)               The Limited Partner or its duly authorized representative shall be entitled to receive the payment for Redeemable Interests at the place of payment specified in the notice of redemption on the redemption date (or, if later in the case of Redeemable Interests evidenced by Certificates, upon surrender by or on behalf of the Limited Partner, at the place specified in the notice of redemption, of the Certificates, evidencing the Redeemable Interests, duly endorsed in blank or accompanied by an assignment duly executed in blank).

(iv)              After the redemption date, Redeemable Interests shall no longer constitute issued and Outstanding Limited Partner Interests.

(b)            Each Limited Partner shall, upon written request from the General Partner, promptly furnish to the General Partner such information as the General Partner may reasonably request from time to time in order to make a determination pursuant to this Section 4.8, but in no event later than 30 days after such request.

(c)            The provisions of this Section 4.8 shall also be applicable to Limited Partner Interests held by a Limited Partner as nominee of a Person.

SECTION 4.9.            Protection of Tax Benefits.

(a)            The following capitalized terms have the following meanings when used in this Section 4.9 with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):

(i)                 “Agent” has the meaning set forth in Section 4.9(e).

(ii)                “Effective Date” means the date this Agreement is amended and restated to include this Section 4.9.

(iii)               “Excess Security” means any Partnership Instrument that, in whole or in part and/or together with one or more other Partnership Instruments, gives rise to or is otherwise the subject of (or, but for the application of this Section 4.9, would give rise to or otherwise would be the subject of) a Prohibited Transfer.  If a Partnership Instrument becomes an Excess Security, in whole or in part, as a result of a Person’s Percentage Subsidiary Ownership in a Subsidiary, such Partnership Instrument shall remain and continue to be treated as an Excess Security, without regard to any concurrent or subsequent reduction in such Person’s Percentage Subsidiary Ownership of the Subsidiary.

(iv)               “Expiration Date” means the earliest of (A) the close of business on the date that is the tenth anniversary of the Effective Date, (B) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Section 4.9 is no longer necessary or desirable for the preservation of any Tax Benefits, (C) the close of business on the first day of a taxable year of the Partnership as to which the Board of Directors determines that no Tax Benefits may be carried forward or (D) such date as the Board of Directors shall fix in accordance with Section 4.9(m).

(v)               “Ownership Limit” means, as determined with respect to a Person from time to time, (A) in the case of a Subsidiary, 4.25 percent and (B) in the case of SPH Corporation, 4.25 percent, or, if and for so long as such Person has any Percentage Subsidiary Ownership (as determined from time to time) in any Subsidiary, such lesser percentage such that, after taking into account such Person’s Percentage Subsidiary Ownership of any Subsidiary, such Person would not be a Prohibited Subsidiary Owner with respect to any Subsidiary.

(vi)               “Partnership Instrument” means each of (A) any Limited Partner Interest and (B) any warrant, right, or option (including, but not limited to, any option within the meaning Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase a Limited Partner Interest.

(vii)              “Percentage Ownership” means, as determined with respect to SPH Corporation from time to time, the Stock Ownership of any Person in SPH Corporation, as determined to yield the maximum percentage under Section 382 of the Code and Treasury Regulations issued thereunder (including, but not limited to, Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4) and any other applicable administrative or judicial authority, all as may be amended from time to time.

(viii)            “Percentage Subsidiary Ownership” means, as determined with respect to any Subsidiary from time to time, the Stock Ownership of any Person in the Subsidiary, as determined to yield the maximum percentage under Section 382 of the Code and Treasury Regulations issued thereunder (including, but not limited to, Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4) and any other applicable administrative or judicial authority, all as may be amended from time to time.

(ix)               “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust, any group of any of the foregoing having a formal or informal understanding among themselves to make a “coordinated acquisition” of Partnership Instruments, Stock of a Subsidiary or Stock of SPH Corporation within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and any successor (by merger or otherwise) of any such entity or group.

(x)                “Prohibited Distributions” means any and all distributions paid by the Partnership pursuant to Section 6.3 of this Agreement with respect to any Excess Securities received by a Purported Transferee.

(xi)               “Prohibited Owner” means, in the case of SPH Corporation, a Person that, as a result of any Transfer, is or, but for the application of this Section 4.9, would be a “5-percent shareholder” of SPH Corporation pursuant to Treas. Reg. § 1.382-2T(g).  For purposes of applying the preceding sentence to a Person, Treas. Reg.  § 1.382-2T(g) shall be applied by replacing “5-percent” and “five percent” with the Ownership Limit applicable to SPH Corporation in the case of such Person.

(xii)              “Prohibited Subsidiary Owner” means, in the case of any Subsidiary, a Person that is or, but for the application of this Section 4.9, would be a “5-percent shareholder” of the Subsidiary pursuant to Treas. Reg. § 1.382-2T(g).  For purposes of applying the preceding sentence to a Person, Treas. Reg.  § 1.382-2T(g) shall be applied by replacing “5-percent” and “five percent” with the Ownership Limit applicable to the Subsidiary in the case of such Person.

(xiii)             “Prohibited Transfer” means any Transfer or purported Transfer of Partnership Instruments to the extent that such Transfer is or would be prohibited and/or void under this Section 4.9.

(xiv)             “Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).

(xv)              “Purported Transferee” has the meaning set forth in Section 4.9(d).

(xvi)             “Remedial Holder” has the meaning set forth in Section 4.9(g).

(xvii)            “SPH Corporation” means the Partnership treated as if it were a corporation for purposes of Section 382 of the Code and the Treasury Regulations issued thereunder in connection with the administration of this Section 4.9.

(xviii)           “Stock” means (A) in the case of any Subsidiary, any interest that would be treated as “stock” of a Subsidiary pursuant to Treas. Reg. § 1.382-2T(f)(18) and (B) in the case of SPH Corporation, any Partnership Instrument or other interest in the Partnership that would be treated as  “stock” of SPH Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18) had such Partnership Instrument or other interest been originally issued by SPH Corporation.

(xix)              “Stock Ownership” means any direct or indirect ownership of Stock of SPH Corporation or of any Subsidiary, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

(xx)              “Subsidiary” means, as determined from time to time, a corporation or other entity taxable as a corporation for U.S. federal income tax purposes in which the Partnership has any Stock Ownership, regardless of whether such corporation or other entity has Tax Benefits.

(xxi)              “Tax Benefits” means, as may be determined with respect to any Subsidiary from time to time, the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of such Subsidiary, within the meaning of Section 382 of the Code.

(xxii)            “Transfer” means (A) whether direct or indirect, any transfer, sale, assignment, issuance, gift, bequest, pledge, lien, mortgage or other encumbrance or disposition (irrespective of whether any of the foregoing is effected voluntarily, by operation of law or otherwise, or whether inter vivos or upon death) of a Partnership Instrument (including, but not limited to, a Partnership Interest that is an Excess Security), or (B) any other event, occurrence, action or circumstance taken or caused by a Person (other than the Partnership or a Subsidiary) that alters the Percentage Ownership or Percentage Subsidiary Ownership of any Person.  A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-4(d)).  For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Partnership, nor shall a Transfer include the issuance of Partnership Instruments by the Partnership.

(xxiii)            “Transferee” means any transferee in the Transfer of Partnership Instrument.

(xxiv)           “Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

(b)            From and after the Effective Date of this Section 4.9, any Transfer or attempted Transfer with respect to a Partnership Instrument prior to the Expiration Date and any Transfer or attempted Transfer with respect to a Partnership Instrument pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and shall be void ab initio if and to the extent that, as a result of such Transfer or attempted Transfer (or any series of related Transfers or attempted Transfers), either (i) any Person would become a Prohibited Owner or (ii) the Percentage Ownership (as determined immediately prior to any such Transfer or attempted Transfer (or to the start of any series of related Transfers or attempted Transfers)) of any Prohibited Owner would be increased.  The prior sentence is not intended to prevent Partnership Instruments from being DTC-eligible and shall not preclude the settlement of any transaction in Partnership Instruments entered into through the facilities of a national securities exchange; provided, however, that the Partnership Instruments and parties involved in such transaction shall remain subject to the provisions of this Section 4.9 in respect of such transaction.

(c)            Notwithstanding anything to the contrary herein,

(i)                Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T(j)(3)(i)) shall be permitted; and

(ii)               the restrictions set forth in Section 4.9(b) shall not apply to an attempted Transfer that would otherwise be a Prohibited Transfer if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof.

As a condition to granting its approval pursuant to this Section 4.9(c), the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of any Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on such Tax Benefits if it determines that the approval is in the best interests of the Partnership. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Partnership Instruments acquired through a Transfer.  Approvals of the Board of Directors hereunder may be given prospectively or retroactively.  The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Section 4.9 through duly authorized officers or agents of the General Partner.  Nothing in this Section 4.9(c) shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

(d)            No employee or agent of the Partnership shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized for any purpose as the owner of any Excess Security or as a Limited Partner of the Partnership for any purpose in respect of any Excess Security.  The Purported Transferee shall not be entitled, with respect to any Excess Security, to any rights of a Limited Partner of the Partnership, including, without limitation, the right to vote such Excess Security and to receive allocations of Net Income or Net Loss pursuant to Section 6.2 or distributions pursuant to Section 6.3, whether liquidating or otherwise, in respect thereof, if any, and ownership of the Excess Security shall be deemed to remain with the transferor unless and until the Excess Security is transferred to the Agent pursuant to Section 4.9(e) or until an approval is obtained under Section 4.9(c).  After a Partnership Instrument that is an Excess Security shall have been acquired in a Transfer that is not a Prohibited Transfer, the Partnership Instrument shall cease to be an Excess Security.  For this purpose, any Transfer of an Excess Security not in accordance with the provisions of this Section 4.9(d) or Section 4.9(e) shall also be a Prohibited Transfer.

(e)            If the Board of Directors determines that a transaction involving any Partnership Instrument constitutes a Prohibited Transfer (or would, but for the application of this Section 4.9 constitute a Prohibited Transfer), then, upon written demand by the Partnership, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of any and all Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”).  The Agent shall thereupon sell to a buyer or buyers, which may include the Partnership, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Partnership Instruments or otherwise would adversely affect the value of the Partnership Instruments.  If a Purported Transferee has resold any Excess Security before receiving the Partnership’s demand to surrender the Excess Security to the Agent, the Purported Transferee shall be deemed to have sold the Excess Security for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Partnership grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 4.9(f) if the Agent rather than the Purported Transferee had resold the Excess Security.  Any Partnership Instrument purchased by the Partnership pursuant to this Section 4.9(e) shall no longer constitute an issued and Outstanding Limited Partner Interest, unless and until such Partnership Instrument is reissued by the Partnership.

(f)            The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities.  The Purported Transferee’s sole right with respect to such Excess Securities shall be limited to the amount payable to the Purported Transferee pursuant to this Section 4.9(f).  In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 4.9(f) inure to the benefit of the Partnership or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

(g)            In the event of any Transfer that does not involve a Transfer of a Partnership Instrument within the meaning of Delaware law but that would cause a Person to violate this Section 4.9 (including, but not limited to, the acquisition of Stock of any Subsidiary or any other transaction that increases the Percentage Ownership or Percentage Subsidiary Ownership of any Person), the application of Section 4.9(e) and Section 4.9(f) shall be modified as described in this Section 4.9(g).  In such case, such Person (such Person, together with any other Person whose Stock Ownership is attributed to such Person, a “Remedial Holder”) shall be deemed to have disposed (simultaneously with the Transfer giving rise to the application of this Section 4.9(g)) of and shall be required to dispose of sufficient Partnership Instruments (which Partnership Instruments shall be disposed of in the inverse order in which they were acquired) to cause such Person, following such disposition, not to be in violation of this Section 4.9 and such Partnership Instruments shall be treated as Excess Securities.  Any Partnership Instrument treated as an Excess Security under this Section 4.9(g) shall be disposed of through the Agent as provided in Section 4.9(e) and Section 4.9(f), except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer.  A Remedial Holder shall not be entitled, with respect to any such Excess Security, to any rights of a Limited Partner, including, without limitation, the right to vote such Excess Security and to receive allocations of Net Income or Net Loss pursuant to Section 6.2 or distributions pursuant to Section 6.3, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer.  All expenses incurred by the Agent in disposing of such Excess Security shall be paid out of any amounts due such Person or such other Person.  The purpose of this Section 4.9(g) is to extend the restrictions in Section 4.9(b) and Section 4.9(e) to situations in which a Prohibited Transaction would have otherwise occurred if there had been a direct Transfer of Partnership Instruments, and this Section 4.9(g), along with the other provisions of this Section 4.9, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Partnership Instruments.

(h)            If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Partnership makes a written demand pursuant to Section 4.9(e), then the Partnership may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender.  Nothing in this Section 4.9(h) shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Section 4.9 being void ab initio, (ii) preclude the Partnership in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Partnership to act to constitute a waiver or loss of any right of the Partnership under this Section 4.9.  The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Section 4.9.

(i)            To the fullest extent permitted by law, any Limited Partner subject to the provisions of this Section 4.9 who knowingly violates the provisions of this Section 4.9 and any Persons controlling, controlled by or under common control with such Limited Partner shall be jointly and severally liable to the Partnership for, and shall indemnify and hold the Partnership harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, a Subsidiary’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

(j)            In addition to any other condition that may be imposed under this Agreement with respect to the validity, effectiveness, registration and/or recognition of the ownership of or a Transfer (other than a Prohibited Transfer) with respect to any Partnership Instrument (including, but not limited to, the right to exercise any voting or other right under or receive distributions with respect to any Partnership Instrument), the Partnership may require each Limited Partner, any proposed Transferee of a Partnership Instrument, any Person who is a beneficial, legal or record holder of  a Partnership Instrument and any Person controlling, controlled by or under common control with any of the foregoing, to provide information relating to the direct or indirect ownership interest of any Partnership Instrument, compliance with this Section 4.9 and/or the status of the Tax Benefits of any Subsidiary.  The Partnership may make such arrangements or issue such instructions to its transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Section 4.9, including, without limitation, authorizing such transfer agent to require an affidavit from a proposed Transferee regarding such Person’s actual and constructive ownership of Partnership Instruments and other evidence that a Transfer will not be prohibited by this Section 4.9 as a condition to registering any transfer.

(k)            The Board of Directors may require that any certificates issued by the Partnership evidencing ownership of Limited Partner Interests that are subject to the restrictions on transfer and ownership contained in this Section 4.9 bear the following legend:

“THE SIXTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF STEEL PARTNERS HOLDINGS L.P. (THE “AGREEMENT”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE AGREEMENT) OF LIMITED PARTNER INTERESTS (AS DEFINED IN THE AGREEMENT) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE GENERAL PARTNER OF STEEL PARTNERS HOLDINGS L.P. (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OWNERSHIP OF STOCK (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) OF A CORPORATION (AS DEFINED IN THE AGREEMENT) THAT IS TREATED AS OWNED BY A PROHIBITED OWNER (AS DEFINED IN THE AGREEMENT). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE LIMITED PARTNER INTEREST WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE AGREEMENT) TO STEEL PARTNERS HOLDINGS L.P.’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE LIMITED PARTNER INTERESTS OF STEEL PARTNERS HOLDINGS L.P. BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE LIMITED PARTNER INTERESTS THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT LIMITED PARTNER INTERESTS PURSUANT TO THE TERMS PROVIDED FOR IN THE AGREEMENT TO CAUSE THE PROHIBITED OWNER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. STEEL PARTNERS HOLDINGS L.P. WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE AGREEMENT CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO STEEL PARTNERS HOLDINGS L.P. AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Partnership evidencing ownership of Partnership Instruments that are subject to conditions imposed by the Board of Directors under Section 4.9(c) also bear a conspicuous legend referencing the applicable restrictions.

(l)            The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Section 4.9, including, without limitation, (i) the identification of Prohibited Owners, (ii) whether a Transfer is or would constitute a Prohibited Transfer, (iii) the Percentage Ownership in SPH Corporation or another Subsidiary of any Prohibited Owner, (iv) whether an instrument constitutes a Partnership Instrument, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section 4.9(f), (vi) any other matters which the Board of Directors determines to be relevant, and (vii) the determination of the Ownership Limit of a Person or group of Persons; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Section 4.9. In addition, the Board of Directors may, to the extent permitted by law, from time to time amend, modify, or supplement this Agreement in a manner not inconsistent with the provisions of this Section 4.9 for purposes of determining whether any Transfer of Partnership Instruments would jeopardize or endanger a Subsidiary’s ability to preserve and use any Tax Benefits and for the orderly application, administration and implementation of this Section 4.9.

(m)            Nothing contained in this Section 4.9 shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to enable a Subsidiary, the Partnership and the Limited Partners to preserve any Tax Benefits.  Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate the Expiration Date, (ii) modify the Ownership Limit or any Person covered by this Section 4.9, (iii) modify the definitions of any terms set forth in this Section 4.9 or (iv) modify the terms of this Section 4.9 as appropriate, in each case, in order to prevent an ownership change with respect to SPH Corporation or any other Subsidiary for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Limited Partners of shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the General Partner shall deem appropriate.

(n)            In the case of an ambiguity in the application of any of the provisions of this Section 4.9, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances.  In the event this Section 4.9 requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Section 4.9.  All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Partnership, the Agent, and all other parties for all other purposes of this Section 4.9.  The Board of Directors may delegate all or any portion of its duties and powers under this Section 4.9 to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Section 4.9 through duly authorized officers or agents of the General Partner.  Nothing in this Section 4.9 shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

(o)            To the fullest extent permitted by law, the Partnership, the General Partner and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the officers or agents of the Partnership and the General Partner and the Partnership’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Section 4.9. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith.  For purposes of determining the existence and identity of, and the amount of any Partnership Instruments owned by, any Limited Partner, the Partnership is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Partnership Instruments.

(p)            Nothing in this Section 4.9 shall be construed to give to any Person other than the Partnership or the Agent any legal or equitable right, remedy or claim under this Section 4.9.  This Section 4.9 shall be for the sole and exclusive benefit of the Partnership and the Agent.

ARTICLE V

CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

SECTION 5.1.            Organizational Contributions and Issuances of Common Units.

(a)            In connection with the formation of the Partnership under the Delaware Limited Partnership Act, the Organizational Limited Partner made an initial Capital Contribution to the Partnership in the amount of $100.00 for a 100% Limited Partner Interest in the Partnership and has been admitted as a Limited Partner of the Partnership.  On the Merger Closing Date, the Capital Contribution of the Organizational Limited Partner was returned, without interest, the Organizational Limited Partner withdrew from the Partnership, and the Organizational Limited Partner, as such, ceased to have any further rights, claims or interests as a Partner in and to the Partnership.

(b)            On the Merger Closing Date, in connection with the closing of the Merger, each WebFinancial Investor was issued one (1) regular Common Unit for each share of common stock of WebFinancial owned by such WebFinancial Investor. The aggregate number of regular Common Units issued to WebFinancial Investors in connection with the closing of the Merger was 2,183,366.

(c)            On the Exchange Closing Date, in connection with the closing of the Exchange, SP II Master Fund contributed to the Partnership its 100% limited partnership interest in SP II and in exchange, SP II Master Fund initially received 61,056,571 regular Common Units, of which 59,186,007 regular Common Units are subject to adjustments pursuant to the Exchange Agreement.

(d)            On the Exchange Closing Date, the General Partner made a Capital Contribution to the Partnership in the amount of $10,000.00 and was issued 497 regular Common Units in its capacity as a Limited Partner in consideration for such Capital Contribution.

(e)            No Limited Partner shall be obligated to make any additional Capital Contributions to the Partnership.

SECTION 5.2.            Contributions by the General Partner and its Affiliates.

The General Partner shall not be obligated to make any additional Capital Contributions to the Partnership.

SECTION 5.3.            Interest and Withdrawal.

No interest on Capital Contributions shall be paid by the Partnership.  No Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon dissolution of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement.  Except to the extent expressly provided in this Agreement, no Partner shall have priority over any other Partner either as to the return of Capital Contributions or as to profits, losses or distributions.  Any such return shall be a compromise to which all Partners agree within the meaning of Section 17-502(b) of the Delaware Limited Partnership Act.

SECTION 5.4.            Establishment of Class B Common Units.

(a)            Pursuant to Section 5.5, the General Partner hereby designates and creates a class of Units to be designated as “Class B Common Units” and fixes the designations, preferences and relative, participating, optional or other special rights, powers and duties of holders of the Class B Common Units as set forth in this Section 5.4 and elsewhere in this Agreement.  The General Partner shall be authorized to issue one or more series of Class B Common Units and the terms of this Section 5.4 shall govern each series of Class B Common Units.  The reference in this Agreement to Class B Common Units shall include each series of Class B Common Units.

(b)            Except as otherwise provided in this Agreement, each Class B Common Unit shall be identical to a regular Common Unit, and the holder of a Class B Common Unit shall have the rights of a holder of a regular Common Unit with respect to, without limitation, Partnership distributions and allocations of income, gain, loss or deductions.

(c)            Each series of Class B Common Units held by a holder shall automatically convert into regular Common Units (with no further action required by such holder) when the amount of the Capital Account allocable to each Class B Common Unit within a series of Class B Common Units held by such holder is equal to the amount of the Capital Account allocable to each regular Common Unit (“Capital Account Alignment”), determined by treating such Class B Common Unit and regular Common Unit as separate partnership interests for U.S. federal income tax purposes.  The General Partner shall promptly notify each holder of Class B Common Units at such time that Capital Account Alignment has been achieved by such holder for such Class B Common Units.

(d)            Prior to their conversion into regular Common Units, Class B Common Units may only be transferred in private transactions that allow the Partnership to track the transfer of such Class B Common Units. The holder of Class B Common Units shall notify the General Partner prior to any transfer of Class B Common Units.

(e)            Without limiting the application of Section 6.2(b), the Partnership shall promote Capital Account Alignment through the special allocation of unrealized gains existing at the time of certain “mark-to-market events” to the holders of Class B Common Units and the holders of Class C Common Units.  If Class B Common Units and/or Class C Common Units have not converted into regular Common Units prior to the liquidation of the Partnership, the Partnership shall also allocate specially items of gross taxable income and gain derived in connection with such liquidation to the holders of Class B Common Units and Class C Common Units until Capital Account Alignment has been achieved.  For the avoidance of doubt, no unrealized loss or Net Loss shall be allocated with respect to a Class B Common Unit or a Class C Common Unit prior to the conversion of such Class B Common Unit or Class C Common Units into a regular Common Unit.

(f)            If Capital Account Alignment is not reached at such time the Partnership makes liquidating distributions to its Partners, notwithstanding Section 12.4(c), a holder of Class B Common Units or Class C Common Units shall not be entitled to receive liquidating distributions in excess of the amount of its Capital Account allocable to such Common Units.

SECTION 5.5.            Issuances of Additional Partnership Securities.

(a)            The Partnership may, with the approval of the Board of Directors, issue additional Partnership Securities and options, rights, warrants and appreciation rights relating to Partnership Securities for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as the General Partner shall determine in its sole discretion, all without the approval of any Limited Partners, including pursuant to Section 7.4(e); provided, however, that any issuance of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities to the General Partner, the Manager or any of their respective Affiliates (other than issuances to the Independent Directors) shall be subject to Section 7.9.  Pursuant to the authority granted to the Partnership under this paragraph, the Partnership has issued the Incentive Units, a portion of which may be classified as Class C Common Units from time to time, as described in Section 2 of the Incentive Unit Agreement.

(b)            Each additional Partnership Interest authorized to be issued by the Partnership pursuant to Section 5.5(a) or Section 7.4(e) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Securities), as shall be fixed by the Board of Directors, including (i) the right to share in the Partnership’s Net Income and Net Loss or items thereof; (ii) the right to share in Partnership distributions; (iii) the rights upon dissolution and liquidation of the Partnership; (iv) whether, and the terms and conditions upon which, the Partnership may or shall be required to redeem the Partnership Security (including sinking fund provisions); (v) whether such Partnership Interest is issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which each Partnership Interest will be issued, evidenced by certificates and assigned or transferred; (vii) the method for determining the Percentage Interest as to such Partnership Security; and (viii) the right, if any, of the holder of each such Partnership Interest to vote on Partnership matters, including matters relating to the relative designations, preferences, rights, powers and duties of such Partnership Interest.

(c)            The General Partner is hereby authorized to take all actions that it determines to be necessary or appropriate in connection with (i) each issuance of Partnership Securities and options, rights, warrants and appreciation rights relating to Partnership Securities pursuant to this Section 5.5 or Section 7.4(e), including the admission of additional Limited Partners in connection therewith and any related amendment of this Agreement, (ii) each issuance of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities pursuant to any incentive plan or program (iii) all additional issuances of Partnership Securities and options, rights, warrants and appreciation rights relating to Partnership Securities.  The General Partner shall determine, in its sole discretion, the relative rights, powers and duties of the holders of the Units or other Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities being so issued; provided, however, that the terms of any Partnership Interest to be issued to the General Partner, the Manager or any of their respective Affiliates (other than Partnership Interests to be issued to Independent Directors) shall be subject to Special Director Approval.  The General Partner is authorized to do all things that it determines to be necessary or appropriate in connection with any future issuance of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities, including compliance with any statute, rule, regulation or guideline of any governmental agency or any National Securities Exchange on which the Units or other Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities are listed for trading.

SECTION 5.6.            Preemptive Rights.

No Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Security, whether unissued, held in the treasury or hereafter created.

SECTION 5.7.            Splits and Combinations.

(a)            Subject to Section 5.7(d), the General Partner may cause the Partnership to make a Pro Rata distribution of Partnership Securities to all Record Holders or may effect a subdivision or combination of Partnership Securities so long as, after any such event, each Partner shall have the same Percentage Interest in the Partnership as before such event, and any amounts calculated on a per Unit basis or stated as a number of Units are proportionately adjusted retroactive to the beginning of the Partnership.

(b)            Whenever such a distribution, subdivision or combination of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities is declared, the General Partner shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of a date not less than 10 days prior to the date of such notice.  The General Partner also may cause a firm of independent public accountants selected by it to calculate the number of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities to be held by each Record Holder after giving effect to such distribution, subdivision or combination.  The General Partner shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

(c)            Promptly following any such distribution, subdivision or combination, the Partnership may issue Certificates to the Record Holders of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities as of the applicable Record Date representing the new number of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities held by such Record Holders, or the General Partner may adopt such other procedures that it determines to be necessary or appropriate to reflect such changes.  If any such combination results in a smaller total number of Partnership Securities Outstanding or outstanding options, rights, warrants or appreciation rights relating to Partnership Securities, the Partnership shall require, as a condition to the delivery to a Record Holder of any such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

(d)            The Partnership shall not be required to issue fractional Units upon any distribution, subdivision or combination of Units.  If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions of this Section 5.7(d), the General Partner in its sole discretion may determine that each fractional Unit shall be rounded to the nearest whole Unit (and a 0.5 Unit shall be rounded to the next higher Unit).

SECTION 5.8.            Fully Paid and Non-Assessable Nature of Limited Partner Interests.

All Limited Partner Interests issued pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Limited Partner Interests in the Partnership, except as such non-assessability may be affected by Sections 17-607 or 17-804 of the Delaware Limited Partnership Act or this Agreement.

ARTICLE VI

ALLOCATIONS AND DISTRIBUTIONS

SECTION 6.1.            Maintenance of Capital Accounts.

There shall be established for each Partner on the books of the Partnership as of the date such Partner becomes a Partner a capital account (each being a “Capital Account”).  Each Capital Contribution by any Partner, if any, shall be credited to the Capital Account of such Partner on the date such Capital Contribution is made to the Partnership.  In addition, each Partner’s Capital Account shall be (a) credited with (i) such Partner’s allocable share of Net Income of the Partnership and any item of income or gain (including unrealized gain to the extent allowable) that is specially allocated for Section 704(b) book purposes to such Partner pursuant to Section 5.4(e) or Section 6.2(b), and (ii) the amount of any Partnership liabilities that are assumed by the Partner or secured by any Partnership property distributed to the Partner, (b) debited with (i) the amount of distributions (and deemed distributions) to such Partner of cash or the fair market value of other property so distributed, (ii) such Partner’s allocable share of Net Loss of the Partnership and any item of deduction or loss (including unrealized loss to the extent allowable) that is specially allocated for Section 704(b) book purposes to such Partner pursuant to Section 6.2(b), and (iii) the amount of any liabilities of the Partner assumed by the Partnership or which are secured by any property contributed by the Partner to the Partnership and (c) otherwise maintained in accordance with the provisions of the Code and the United States Treasury Regulations promulgated thereunder.  Any other item which is required to be reflected in a Partner’s Capital Account under Section 704(b) of the Code and the United States Treasury Regulations promulgated thereunder or otherwise under this Agreement shall be so reflected.  The General Partner shall make such adjustments to Capital Accounts as it determines in its sole discretion to be appropriate to ensure allocations are made in accordance with a Partner’s interest in the Partnership.  Interest shall not be payable on Capital Account balances.  Notwithstanding anything to the contrary contained in this Agreement, the General Partner shall maintain the Capital Accounts of the Partners in accordance with the principles and requirements set forth in Section 704(b) of the Code and the United States Treasury Regulations promulgated thereunder, provided, however, for purposes of this Agreement, (i) each holder of a series of Class B Common Units that is also a holder of regular Common Units, another series of Class B Common and/or a series of Class C Common Units and (ii) each holder of a series of Class C Common Units that is also a holder of regular Common Units, another series of Class C Common Units and/or a series of Class B Common Units shall, in each case under clause (i) or clause (ii), be deemed to have a separate Capital Account for each series of Class B Common Units, for each series of Class C Common Units and for the regular Common Units held by such holder.

SECTION 6.2.            Allocations.

(a)            Except as otherwise provided in Section 5.4(e) or Section 6.2(b), Net Income, Net Loss and all items of income, gain, loss and deduction taken into account in computing Net Income or Net Loss shall be determined on an annual basis and prorated on a monthly basis and shall be allocated to the Limited Partners as of the opening of the National Securities Exchange on which the regular Common Units are listed or admitted to trading on the first Business Day of each month, which allocations shall be made Pro Rata in accordance with the Partners’ respective Percentage Interests; provided, however, that gain or loss on a sale or other disposition of any assets of the Partnership or any other extraordinary item of income or loss realized and recognized other than in the ordinary course of business, as determined by the General Partner, shall be allocated to the Limited Partners as of the opening of the National Securities Exchange on which the regular Common Units are listed or admitted to trading on the first Business Day of the month in which such income, gain, deduction or loss is recognized for federal income tax purposes, which allocations shall be made Pro Rata in accordance with the Partners’ respective Percentage Interests.  The General Partner may revise, alter or otherwise modify such methods of allocation to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.   Until the regular Common Units are traded on a National Securities Exchange, this section shall be applied on the basis of the Limited Partners identified in the Partnership’s register as of the first Business Day of each month.

(b)            All items of income, gain, loss, deduction and credit of the Partnership shall be allocated among the Partners for U.S. federal, state and local income tax purposes consistent with the manner in which the corresponding constituent items of Net Income or Net Loss were allocated among the Partners pursuant to this Agreement, except as may otherwise be provided herein or by the Code.  Notwithstanding the foregoing, the General Partner in its sole discretion shall make such allocations for tax purposes as may be needed to ensure that allocations are in accordance with the interests of the Partners in the Partnership, within the meaning of the Code and United States Treasury Regulations.  The General Partner shall determine all matters concerning allocations for tax purposes not expressly provided for herein in its sole discretion.  For the proper administration of the Partnership and for the preservation of uniformity of Partnership Interests (or any portion or class or classes thereof), the General Partner may (i) make special allocations of income, gain, loss or deduction, and, to the extent allowable, unrealized gain or unrealized loss, (ii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of United States Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of Partnership Interests (or any portion or class or classes thereof), and (iii) adopt and employ or modify such conventions and methods as the General Partner determines in its sole discretion to be appropriate for (A) the determination for tax purposes of items of income, gain, loss, deduction and credit and the allocation of such items among Partners and between transferors and transferees under this Agreement and pursuant to the Code and the United States Treasury Regulations promulgated thereunder, (B) the determination of the identities and tax classification of Partners, (C) the valuation of Partnership assets and the determination of tax basis, (D) the allocation of asset values and tax basis, (E) the adoption and maintenance of accounting methods and (F) taking into account differences between the Carrying Values of Partnership assets and such assets’ adjusted tax basis pursuant to Section 704(c) of the Code and the United States Treasury Regulations promulgated thereunder.

(c)            In the event that a Partner partially or completely withdraws from the Partnership, the General Partner may, in its sole discretion, specially allocate items of Partnership gain or loss as applicable to the Partner’s Capital Account for tax purposes to reduce the amount, if any, by which the amount distributable upon the withdrawal differs from that Partner’s tax basis for its withdrawn interest in the Partnership.

(d)            Allocations that would otherwise be made to a Partner under the provisions of this Article VI shall instead be made to the Beneficial Owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such Beneficial Owner to the Partnership in accordance with Section 6031(c) of the Code or any other method determined by the General Partner in its sole discretion.

SECTION 6.3.            Requirement and Characterization of Distributions; Distributions to Record Holders.

(a)            The General Partner, in its sole discretion, may authorize distributions in cash or in kind by the Partnership to the Partners, which distributions shall be made Pro Rata in accordance with the Partners’ respective Percentage Interests.

(b)            The General Partner may treat taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners, as a distribution of cash to such Partners.

(c)            Notwithstanding Section 6.3(a), in the event of the dissolution of the Partnership, all receipts received during or after the Quarter in which the Liquidation Date occurs shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

(d)            Each distribution in respect of a Partnership Interest shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Partnership Interest as of the Record Date set for such distribution.  Such payment shall constitute full payment and satisfaction of the Partnership’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

(e)            Notwithstanding any provision to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not be required to make a distribution to a Partner or a Record Holder if such distribution would violate the Delaware Limited Partnership Act or other applicable law.

ARTICLE VII

MANAGEMENT AND OPERATION OF BUSINESS

SECTION 7.1.            Management.

(a)            The General Partner shall conduct and direct all activities of the Partnership and shall manage the affairs of the Partnership for the benefit of all Partners.  Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner shall have any management power over the business and affairs of the Partnership.  In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3 and the other express terms of this Agreement and of applicable law, shall have full power and authority to do all things and on such terms as it determines, in its sole discretion, to be necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including without limitation the following subject, however, to any prior approval that may be required by the terms of this Agreement:

(i)                 the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible or exchangeable into Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities, and the incurring of any other obligations;

(ii)                the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

(iii)               the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person;

(iv)               the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of the Partnership Group; subject to Section 7.6(a), the lending of funds to other Persons; the repayment or guarantee of obligations of any Group Member and the making of capital contributions to any Group Member;

(v)               the delegation of any of its duties hereunder to manage the operations and assets of the Partnership to the Manager pursuant to the Management Agreement, or any other Person, whether or not an Affiliate of the General Partner or the Partnership, and in furtherance of such delegation, to appoint, employ or contract with any such Person as the General Partner may, in its sole discretion, deem necessary or desirable and to fix such Person’s compensation, provided, however, that except as specifically provided in the Management Agreement, all of the Partnership’s major policy, management and investment decisions shall be made by the General Partner, and if any such delegation is made to an Affiliate (including the Manager), such delegation shall be made on an arm’s length basis;

(vi)              the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

(vii)             the distribution of Partnership cash;

(viii)            the selection and dismissal of employees (including employees having titles such as “president,” “vice president,” “secretary,” “treasurer” or any other titles the General Partner in its sole discretion may determine) and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

(ix)               the maintenance of insurance for the benefit of the Partnership Group, the Partners and Indemnitees;

(x)                the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, limited liability companies, corporations or other relationships (including the acquisition of interests in, and the contributions of property to, the Partnership’s Subsidiaries from time to time) subject to the restrictions set forth in Section 2.4;

(xi)               the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation, arbitration or mediation and the incurring of legal expense and the settlement of claims and litigation;

(xii)              the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(xiii)             the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Limited Partner Interests from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 4.7);

(xiv)             the purchase, sale or other acquisition or disposition of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities, including, but not limited to, buybacks of Partnership Securities through private transactions, open market purchases or tender offers in accordance with the Exchange Act or otherwise;

(xv)             the undertaking of any action in connection with the Partnership’s participation in the management of the Partnership Group through its directors, officers or employees or the Partnership’s direct or indirect ownership of the Group Members; and

(xvi)            the causing to be registered for resale under the Securities Act and applicable state or non-U.S. securities laws, any securities of, or any securities convertible or exchangeable into securities of, the Partnership held by any Person, including the General Partner or any Affiliate of the General Partner.

(b)            In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken (or not taken) by it.  The General Partner and the Partnership shall not have any liability to a Limited Partner for monetary damages or otherwise for losses sustained, liabilities incurred or benefits not derived by such Limited Partner in connection with such decisions so long as the General Partner has acted pursuant to its authority under this Agreement.

(c)            Notwithstanding any other provision of this Agreement, the Delaware Limited Partnership Act or any applicable law, rule or regulation, each of the Partners and each other Person who may acquire an interest in Partnership Securities hereby (i) approves, ratifies and confirms the execution, delivery and performance by the parties thereto of this Agreement, the Management Agreement, the Incentive Unit Agreement, the Exchange Agreement and all agreements, notices, consent forms and other documents or instruments in connection with, or contemplated by, the Merger and the Exchange; (ii) agrees that the General Partner (on its own or through any officer of the Partnership) is authorized to execute, deliver and perform the agreements referred to in clause (i) of this sentence on behalf of the Partnership without any further act, approval or vote of the Partners or the other Persons who may acquire an interest in Partnership Securities; and (iii) agrees that the execution, delivery or performance by the General Partner, any Group Member or any Affiliate of any of them, of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XV), shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement (or any other agreements) or of any duty existing at law, in equity or otherwise.

SECTION 7.2.            Certificate of Limited Partnership.

The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Limited Partnership Act and the General Partner has caused an Amendment to the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Limited Partnership Act for purposes of stating the name and address of the General Partner.  The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents that the General Partner determines to be necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property.  To the extent the General Partner determines such action to be necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership or other entity in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property.  Subject to the terms of Section 3.4(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner.

In the event that the General Partner determines the Partnership should seek relief pursuant to Section 7704(e) of the Code to preserve the status of the Partnership as a partnership for U.S. federal (and applicable state) income tax purposes, the Partnership and each Partner shall agree to adjustments required by the tax authorities, and the Partnership shall pay such amounts as required by the tax authorities, to preserve the status of the Partnership as a partnership.

SECTION 7.3.            Restrictions on General Partner’s Authority.

Except as provided in Articles XII and XIV, the General Partner may not, directly or indirectly (through any other entity or person, by derivative, lease license, joint venture or otherwise), sell, exchange or otherwise dispose of all or any substantial part of the Partnership Group’s assets, taken as a whole, in a single transaction or a series of related transactions without Special LP Approval; provided however that this provision shall not preclude or limit the General Partner’s ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership Group (including for the benefit of Persons other than members of the Partnership Group, including Affiliates of the General Partner) and shall not apply to any forced sale of any or all of the assets of the Partnership Group pursuant to the foreclosure of, or other realization upon, any such encumbrance.  Without Special LP Approval, the General Partner shall not, on behalf of the Partnership, except as permitted under Sections 4.6, 11.1 and 11.2, elect or cause the Partnership to elect a successor general partner of the Partnership.

SECTION 7.4.            Expenses; Reimbursement of the General Partner; Management Fees and Expenses.

(a)            Except as provided in this Section 7.4 and elsewhere in this Agreement, the General Partner shall not be compensated for its services as general partner or managing member of any Group Member.

(b)            The Partnership shall bear all of its costs and expenses and all costs and expenses of the General Partner incurred in connection with acting in its capacity as General Partner and the performance of its duties as the General Partner, including all director fees and expenses, all accounting and administrative expenses, all insurance costs and all indemnification obligations.

(c)            The General Partner shall be reimbursed on a monthly basis, or such other reasonable basis as the General Partner may determine, in its sole discretion, for all direct and indirect expenses it incurs or payments it makes for itself in connection with acting in its capacity as General Partner and the performance of its duties as the General Partner, and all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership Group.  Reimbursements pursuant to this Section 7.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7.

(d)            The Partnership shall be responsible for, and shall pay in a timely manner, all fees payable by it to the Manager in accordance with the terms and subject to the conditions of the Management Agreement, and the Partnership shall reimburse the Manager for all costs and expenses provided for in the Management Agreement.

(e)            The General Partner may, without the approval of the Limited Partners (who shall have no right to vote in respect thereof), propose and adopt on behalf of the Partnership Group equity benefit plans, programs and practices (including plans, programs and practices involving the issuance of or reservation of issuance of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities), or cause the Partnership to issue or to reserve for issuance Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities in connection with, or pursuant to, any such equity benefit plan, program or practice or any equity benefit plan, program or practice maintained or sponsored by the General Partner or any of its Affiliates in respect of services performed directly or indirectly for the benefit of the Partnership Group; provided, however, that the adoption of any equity benefit plans, programs and practices for the benefit of the General Partner, the Manager or any of their respective Affiliates and any issuance of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities to the General Partner, the Manager or any of their respective Affiliates (other than the adoption of an incentive plan or program solely for the benefit of Independent Directors and any issuances of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities pursuant thereto) shall be subject to Section 7.9.  The Partnership agrees to issue and sell to the General Partner or any of its Affiliates any Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities that the General Partner or such Affiliates are obligated to provide pursuant to any equity benefit plans, programs or practices maintained or sponsored by them in accordance with the preceding sentence.  Expenses incurred by the General Partner in connection with any such plans, programs and practices (including the net cost to the General Partner or such Affiliates of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities purchased by the General Partner or such Affiliates from the Partnership to fulfill options or awards under such plans, programs and practices) shall be reimbursed in accordance with Sections 7.4(b) and (c).  Any and all obligations of the General Partner under any equity benefit plans, programs or practices adopted by the General Partner as permitted by this Section 7.4(e) shall constitute obligations of the General Partner hereunder and shall be assumed by any successor General Partner approved pursuant to Section 11.1 or 11.2 or the transferee of or successor to all of the General Partner’s General Partner Interest pursuant to Section 4.6.

SECTION 7.5.            Outside Activities.

(a)            The General Partner, for so long as it is a General Partner of the Partnership (i) agrees that its sole business will be to act as a general partner or managing member of the Partnership and any other partnership or limited liability company of which the Partnership is, directly or indirectly, a partner or member and to undertake activities that are ancillary or related thereto (including being a limited partner in the Partnership) and (ii) shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (A) its performance as general partner or managing member of one or more Group Members or (B) the acquiring, owning or disposing of debt or equity securities in any Group Member; provided, however, that the General Partner shall be permitted to continue to undertake any existing activities as of the date hereof.

(b)            Except as specifically restricted by Section 7.5(a), each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of any Group Member, and none of the same shall constitute a breach of this Agreement or any duty otherwise existing at law, in equity or otherwise to any Group Member or any Partner or Record Holder.  None of any Group Member, any Limited Partner or any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any Indemnitee.

(c)            Subject to the terms of Section 7.5(a) and Section 7.5(b), but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Indemnitees (other than the General Partner) in accordance with the provisions of this Section 7.5 is hereby approved by the Partnership and all Partners, (ii) it shall be deemed not to be a breach of the General Partner’s or any other Indemnitee’s duties or any other obligation of any type whatsoever of the General Partner or any other Indemnitee for the Indemnitee (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of any Group Member, (iii) the Indemnitees (other than the General Partner) shall have no obligation to present business opportunities to any Group Member.

(d)            The General Partner and any of its Affiliates may acquire Units or other Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities and, except as otherwise expressly provided in this Agreement, shall be entitled to exercise all rights of a General Partner or Limited Partner, as applicable, relating to such Units or Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities.

SECTION 7.6.            Loans from the General Partner; Loans or Contributions from the Partnership; Contracts with Affiliates; Certain Restrictions on the General Partner.

(a)            The General Partner or any of its Affiliates may, but shall be under no obligation to, lend to any Group Member, and any Group Member may borrow from the General Partner or any of its Affiliates, funds needed or desired by the Group Member for such periods of time and in such amounts as the General Partner may determine, in each case on terms that are fair and reasonable to the Partnership; provided however that the requirements of this Section 7.6(a) conclusively shall be deemed satisfied and not a breach of any duty hereunder or existing at law, in equity or otherwise as to any transaction (i) approved by Special Director Approval, (ii) the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) that is fair and reasonable to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to the Partnership).

(b)            Any Group Member (including the Partnership) may lend or contribute to any other Group Member, and any Group Member may borrow from any other Group Member (including the Partnership), funds on terms and conditions determined by the General Partner.  The foregoing authority shall be exercised by the General Partner in its sole discretion and shall not create any right or benefit in favor of any Group Member or any other Person.

(c)            The General Partner may itself, or may enter into an agreement with any of its Affiliates to, render services to a Group Member or to the General Partner in the discharge of its duties as general partner of the Partnership.  Any services rendered to a Group Member by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership; provided however that the requirements of this Section 7.6(c) conclusively shall be deemed satisfied and not a breach of any duty hereunder or existing at law, in equity or otherwise as to any transaction (i) approved by Special Director Approval, (ii) the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) that is fair and reasonable to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to the Partnership).  The provisions of Section 7.4 shall apply to the rendering of services described in this Section 7.6(c).

(d)            The Partnership may transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

(e)            The General Partner or any of its Affiliates may sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, pursuant to transactions that are fair and reasonable to the Partnership; provided however that the requirements of this Section 7.6(e) conclusively shall be deemed to be satisfied and not a breach of any duty hereunder or existing at law, in equity or otherwise as to (i) the transactions effected pursuant to Section 5.1, (ii) any transaction approved by Special Director Approval, (iii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (iv) any transaction that is fair and reasonable to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to the Partnership).  With respect to any contribution of assets to the Partnership in exchange for Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities, the Board of Directors, in determining whether the appropriate number of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities are being issued, may take into account, among other things, the fair market value of the assets, the liquidated and contingent liabilities assumed, the tax basis in the assets, the extent to which tax-only allocations to the transferor will protect the existing partners of the Partnership against a low tax basis, and such other factors as the Board of Directors deems relevant under the circumstances.

(f)            The General Partner and its Affiliates will have no obligation to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the part of the General Partner or its Affiliates to enter into such contracts.

SECTION 7.7.            Indemnification.

(a)            To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee whether arising from acts or omissions to act occurring before or after the date of this Agreement; provided that the Indemnitee shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 7.7, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or gross negligence.

(b)            To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 7.7(a) in appearing at, participating in or defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to a final and non-appealable determination that the Indemnitee is not entitled to be indemnified upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such amount if it ultimately shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 7.7.

(c)            The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding Voting Units entitled to vote on such matter, as a matter of law, in equity or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

(d)            The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the Partnership and its Subsidiaries, the General Partner, its Affiliates, the Indemnitees and such other Persons as the General Partner shall determine in its sole discretion, against any liability that may be asserted against, or expense that may be incurred by, such Person in connection with the Partnership’s activities or such Person’s activities on behalf of the Partnership, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e)            For purposes of this Section 7.7, (i) the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; (ii) excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 7.7(a); and (iii) any action taken or omitted by an Indemnitee with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the best interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is in the best interests of the Partnership.

(f)            Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.  In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(g)            An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h)            The provisions of this Section 7.7 are for the benefit of the Indemnitees and their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i)            No amendment, modification or repeal of this Section 7.7 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or-in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(j)            If a claim for indemnification (following the final disposition of the action, suit or proceeding for which indemnification is being sought) or advancement of expenses under this Section 7.7 is not paid in full within thirty (30) days after a written claim therefor by any Indemnitee has been received by the Partnership, such Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim, including reasonable attorneys’ fees.  In any such action the Partnership shall have the burden of proving that such Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

(k)            This Section 7.7 shall not limit the right of the Partnership, to the extent and in the manner permitted by law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, Persons other than Indemnitees.

SECTION 7.8.            Liability of Indemnitees.

(a)            Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable to the Partnership, the Limited Partners or any other Persons who have acquired interests in the Partnership Securities, for any losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising as a result of any act or omission of an Indemnitee, or for any breach of contract (including breach of this Agreement) or any breach of duties (including breach of fiduciary duties) whether arising hereunder, at law, in equity or otherwise, unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or gross negligence.

(b)            The General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

(c)            To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, the General Partner and any other Indemnitee acting in connection with the Partnership’s business or affairs shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent that they restrict or otherwise modify the duties and liabilities of an Indemnitee otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Indemnitee.

(d)            Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Indemnitees under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted, and provided such Person became an Indemnitee hereunder prior to such amendment, modification or repeal.

SECTION 7.9.            Resolution of Conflicts of Interest; Standards of Conduct and Modification of Duties.

(a)            Unless otherwise expressly provided in this Agreement, whenever a potential conflict of interest exists or arises between the Manager or any of its Affiliates, on the one hand, and the Partnership, on the other, any resolution or course of action by the General Partner or its Affiliates in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, or any agreement contemplated herein or therein, or of any duty hereunder or existing at law, in equity or otherwise, if the resolution or course of action in respect of such conflict of interest is (i) approved by the majority of disinterested directors of the Board of Directors or by a conflicts committee established by the Board of Directors, (ii) has Special LP Approval, (iii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iv) fair and reasonable to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to the Partnership).  The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Director Approval or Special LP Approval of such resolution, and the General Partner may also adopt a resolution or course of action that has not received Special Director Approval or Special LP Approval.  Failure to seek Special Director Approval or Special LP Approval shall not be deemed to indicate that a conflict of interest exists or that Special Director Approval or Special LP Approval could not have been obtained.  If Special Director Approval or Special LP Approval is not sought and the Board of Directors determines that the resolution or course of action taken with respect to a conflict of interest satisfies either of the standards set forth in clauses (iii) or (iv) above, then it shall be presumed that, in making its decision, the Board of Directors acted in good faith, and in any proceeding brought by or on behalf of any Limited Partner, the Partnership or any other Person bound by this Agreement challenging such approval, the Person bringing or prosecuting such proceeding shall have the burden of overcoming such presumption.  Notwithstanding anything to the contrary in this Agreement or any duty otherwise existing at law or equity, and without limitation of Section 7.6, the existence of the conflicts of interest described in or contemplated by this Agreement, the Management Agreement, the Incentive Unit Agreement, the Exchange Agreement and all agreements, documents and instruments related to the Merger or the Exchange are hereby approved, and all such conflicts of interest are waived, by all Partners and shall not constitute a breach of this Agreement.

(b)            Notwithstanding anything to the contrary in Section 7.9(a) or any other provision of this Agreement, approval by the majority of disinterested directors of the Board of Directors or by a conflicts committee established by the Board of Directors shall be required for any pursuit by any Director, the General Partner, the Manager or any of their respective Affiliates, of any corporate opportunity of the Partnership.

(c)            Whenever in this Agreement or any other agreement contemplated hereby or otherwise the General Partner, in its capacity as the general partner of the Partnership, is permitted to or required to make a decision in its “sole discretion” or “discretion” or that it deems “necessary or appropriate” or “necessary or advisable” or under a grant of similar authority or latitude, except as otherwise provided herein, the General Partner, or such Affiliates causing it to do so, may make such decision in its sole discretion (regardless of whether there is a reference to “sole discretion” or “discretion”) unless another express standard is provided for, and shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Partnership or the Partners, and shall not be subject to any other or different standards imposed by this Agreement, any other agreement contemplated hereby, under the Delaware Limited Partnership Act or under any other law, rule or regulation or in equity.  Whenever in this Agreement or any other agreement contemplated hereby or otherwise the General Partner is permitted to or required to make a decision in its “good faith” then for purposes of this Agreement, the General Partner, or any of its Affiliates that cause it to make any such decision, shall be conclusively presumed to be acting in good faith if such Person or Persons subjectively believe(s) that the decision made or not made is in the best interests of the Partnership.

(d)            Whenever the General Partner makes a determination or takes or declines to take any other action, or any of its Affiliates causes it to do so, in its individual capacity as opposed to in its capacity as a general partner of the Partnership, whether under this Agreement or any other agreement contemplated hereby or otherwise, then the General Partner, or such Affiliates causing it to do so, are entitled, to the fullest extent permitted by law, to make such determination or to take or decline to take such other action free of any duty (including any fiduciary duty) or obligation, whatsoever to the Partnership, any Limited Partner, any Record Holder or any other Person bound by this Agreement, and the General Partner, or such Affiliates causing it to do so, shall not, to the fullest extent permitted by law, be required to act pursuant to any other standard imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Limited Partnership Act or any other law, rule or regulation or at equity.

(e)            Notwithstanding anything to the contrary in this Agreement, the General Partner and its Affiliates shall have no duty or obligation, express or implied, to (i) sell or otherwise dispose of any asset of the Partnership Group other than in the ordinary course of business or (ii) permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use.  Any determination by the General Partner or any of its Affiliates to enter into such contracts shall be in its sole discretion.

(f)            The Limited Partners, hereby authorize the General Partner, on behalf of the Partnership as a partner or member of a Group Member, to approve of actions by the general partner or managing member of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 7.9.

SECTION 7.10.            Other Matters Concerning the General Partner.

(a)            The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b)            The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the advice or opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such advice or opinion.

(c)            The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers or any duly appointed attorney or attorneys-in-fact.  Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform each and every act and duty that is permitted or required to be done by the General Partner hereunder.

SECTION 7.11.            Purchase or Sale of Partnership Securities.

The General Partner may cause the Partnership or any other Group Member to purchase or otherwise acquire Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities.  The General Partner or any of its Affiliates may also purchase or otherwise acquire and sell or otherwise dispose of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities for their own account, subject to the provisions of Articles IV and X.

SECTION 7.12.            Reliance by Third Parties.

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner and any officer of the General Partner authorized by the General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any authorized contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or any such officer as if it were the Partnership’s sole party in interest, both legally and beneficially.  Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner or any such officer in connection with any such dealing.  In no event shall any Person dealing with the General Partner or any such officer or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or any such officer or its representatives.  Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VIII

BOOKS, RECORDS, ACCOUNTING AND REPORTS

SECTION 8.1.            Records and Accounting.

The General Partner shall keep or cause to be kept at the principal office of the Partnership or any other place designated by the General Partner in its sole discretion appropriate books and records with respect to the Partnership’s business, including all books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.4(a).  Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the record of the Record Holders of Units or other Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, magnetic tape, photographs, micrographics or any other information storage device; provided that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time.  The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP.

SECTION 8.2.            Fiscal Year.

The fiscal year of the Partnership (each, a “Fiscal Year”) shall be a year ending December 31.  The General Partner in its sole discretion may change the Fiscal Year of the Partnership at any time and from time to time in each case as may be required or permitted under the Code or applicable United States Treasury Regulations and shall notify the Limited Partners of such change in the regular communication to the Limited Partners next following such change.

SECTION 8.3.            Reports.

(a)            As soon as practicable, but in no event later than 120 days after the close of each Fiscal Year, the General Partner shall cause to be made available to each Record Holder of a Unit as of a date selected by the General Partner in its sole discretion, an annual report containing financial statements of the Partnership for such Fiscal Year, presented in accordance with U.S. GAAP, including a balance sheet and statements of operations, Partnership equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the General Partner in its sole discretion.

(b)            As soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each Fiscal Year, the General Partner shall cause to be made available to each Record Holder of a Unit, as of a date selected by the General Partner in its sole discretion, a report containing unaudited financial statements of the Partnership and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Units are listed for trading, or as the General Partner determines to be necessary or appropriate.

(c)            The General Partner shall be deemed to have made a report available to each Record Holder as required by this Section 8.3 if it has either (i) filed such report with the Commission via its Electronic Data Gathering, Analysis and Retrieval system and such report is publicly available on such system or (ii) made such report available on any publicly available website maintained by the Partnership.

ARTICLE IX

TAX MATTERS

SECTION 9.1.            Tax Returns and Information.

As soon as reasonably practicable after the end of each Fiscal Year, the Partnership shall send to each Partner a copy of United States Internal Revenue Service Schedule K-1, and any comparable statements required by applicable U.S. state or local income tax law, with respect to such Fiscal Year.  The Partnership also shall provide the Partners with such other information as may be reasonably requested for purposes of allowing the Partners to prepare and file their own U.S. federal, state and local tax returns.  Each Partner shall be required to report for all tax purposes consistently with such information provided by the Partnership.  The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for U.S. federal income tax purposes.

SECTION 9.2.            Tax Elections.

The General Partner shall determine whether to make or refrain from making the election provided for in Section 754 of the Code, and any and all other elections permitted by the tax laws of the United States, the several states and other relevant jurisdictions, in its sole discretion.

SECTION 9.3.            Tax Controversies.

Subject to the provisions hereof, the General Partner shall designate from time to time a Partner to serve as the Tax Matters Partner (as defined in the Code) to represent, at the General Partner’s direction, the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith.  Each Partner agrees to cooperate with the Tax Matters Partner and to do or refrain from doing any or all things reasonably required by the General Partner and the Tax Matters Partner to conduct such proceedings.

SECTION 9.4.            Withholding.

The General Partner may treat taxes paid by the Partnership on behalf of all or less than all of the Partners either as a distribution of cash to such Partners or as a general expense of the Partnership, as determined appropriate under the circumstances by the General Partner.  Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that may be required to cause the Partnership or any other Group Member to comply with any withholding requirements established under the Code or any other U.S. federal, state, local or non-U.S. law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code.  To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation of income or from a distribution to any Partner (including, without limitation, by reason of Section 1446 of the Code), the General Partner may treat the amount withheld as a distribution of cash pursuant to Section 6.3 in the amount of such withholding from such Partner.

SECTION 9.5.            Election to be Treated as a Corporation.

Notwithstanding anything to the contrary contained herein, if the General Partner determines in its sole discretion that it is no longer in the best interests of the Partnership to continue as a partnership for U.S. federal income tax purposes, the General Partner may elect to treat the Partnership as an association or as a publicly traded partnership taxable as a corporation for U.S. federal (and applicable state) income tax purposes or to cause the Partnership to transfer its assets, subject to its liabilities, to a corporation in exchange for stock of the corporation and to transfer such stock to its Partners pursuant to the liquidation of the Partnership.

ARTICLE X

ADMISSION OF PARTNERS

SECTION 10.1.           Admission of Initial Limited Partner.

Upon the issuance by the Partnership of regular Common Units to the Organizational Limited Partner as described in Section 5.1, the General Partner admitted such Person to the Partnership as the Initial Limited Partner in respect of the regular Common Units issued to it.

SECTION 10.2.            Admission of Additional Limited Partners.

(a)            By acceptance of the transfer of any Limited Partner Interests in accordance with this Section 10.2 or the issuance of any Limited Partner Interests in accordance with Section 5.1 in connection with the Merger or the Exchange or in accordance with any other provision hereof (including in a merger, consolidation or other business combination pursuant to Article XIV), each transferee or other recipient of a Limited Partner Interest (including any nominee holder or an agent or representative acquiring such Limited Partner Interests for the account of another Person) (i) shall be admitted to the Partnership as a Limited Partner with respect to the Limited Partner Interests so transferred or issued to such Person when any such transfer or issuance is reflected in the books and records of the Partnership, with or without execution of this Agreement (which the Partnership shall cause to occur not later than five days following submission of such transfer to the Transfer Agent), (ii) shall become bound by the terms of, and shall be deemed to have agreed to be bound by, this Agreement, (iii) shall become the Record Holder of the Limited Partner Interests so transferred or issued, (iv) represents that the transferee or other recipient has the capacity, power and authority to enter into this Agreement, (v) grants the powers of attorney set forth in this Agreement and (vi) makes the consents, acknowledgments and waivers contained in this Agreement.  The transfer of any Limited Partner Interests and/or the admission of any new Limited Partner shall not constitute an amendment to this Agreement.  A Person may become a Record Holder without the consent or approval of any of the Partners.  A Person may not become a Limited Partner without acquiring a Limited Partner Interest.

(b)            The name and mailing address of each Limited Partner shall be listed on the books and records of the Partnership maintained for such purpose by the Partnership or the Transfer Agent.  The General Partner shall update the books and records of the Partnership from time to time as necessary to reflect accurately the information therein (or shall cause the Transfer Agent to do so, as applicable).  A Limited Partner Interest may be represented by a Certificate, as provided in Section 4.1.

(c)            Any transfer of a Limited Partner Interest shall not entitle the transferee to share in the profits and losses, to receive distributions, to receive allocations of income, gain, loss, deduction or credit or any similar item or to any other rights to which the transferor was entitled until the transferee becomes a Limited Partner pursuant to Section 10.2(a).

SECTION 10.3.            Admission of Successor General Partner.

A successor General Partner approved pursuant to Section 11.1 or 11.2 or the transferee of or successor to all of the General Partner Interest pursuant to Section 4.6 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner effective immediately prior to the withdrawal or removal of the predecessor or transferring General Partner pursuant to Sections 11.1 or 11.2 or the transfer of such General Partner’s General Partner Interest pursuant to Section 4.6; provided however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.6 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission.  Any such successor is hereby authorized to and shall, subject to the terms hereof, carry on the business of the Partnership without dissolution.

SECTION 10.4.            Amendment of Agreement and Certificate of Limited Partnership to Reflect the Admission of Partners.

To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary under the Delaware Limited Partnership Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership, and the General Partner may for this purpose, among others, exercise the power of attorney granted pursuant to Section 2.6.

ARTICLE XI

WITHDRAWAL OR REMOVAL OF PARTNERS

SECTION 11.1.            Withdrawal of the General Partner.

(a)            The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an “Event of Withdrawal”):

(i)                   The General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners;

(ii)                 The General Partner transfers all of its General Partner Interest pursuant to Section 4.6;

(iii)                The General Partner is removed pursuant to Section 11.2;

(iv)                The General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code, or any successor statute; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 11.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor-in-possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

(v)                 A final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code, or any successor statute, is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner; or

(vi)              (A) in the event the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation; (B) in the event the General Partner is a partnership or a limited liability company, the dissolution and commencement of winding up of the General Partner; (C) in the event the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; (D) in the event the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise in the event of the termination of the General Partner.

If an Event of Withdrawal specified in Section 11.1(a)(iv), (v) or (vi)(A), (B), (C) or (E) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence.  The Partners hereby agree that only the Events of Withdrawal described in this Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

(b)            Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) the General Partner voluntarily withdraws by giving at least 90 days’ advance notice of its intention to withdraw to the Limited Partners; provided that prior to the effective date of such withdrawal, the withdrawal has Special LP Approval and the General Partner delivers to the Partnership an Opinion of Counsel (“Withdrawal Opinion of Counsel”) that such withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or cause the Partnership or any Group Member to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for U.S. federal income tax purposes (to the extent not previously treated as such); or (ii) at any time that the General Partner ceases to be the General Partner pursuant to Section 11.1(a)(ii) or is removed pursuant to Section 11.2.  The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner or managing member, to the extent applicable, of the other Group Members.  If the General Partner gives a notice of withdrawal pursuant to Section 11.1(a)(i), the Limited Partners holding a majority of the voting power of Outstanding Voting Units, may, prior to the effective date of such withdrawal, elect a successor General Partner.  The Person so elected as successor General Partner shall automatically become the successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member, and is hereby authorized to, and shall, continue the business of the Partnership and, to the extent applicable, the other Group Members without dissolution.  If, prior to the effective date of the General Partner’s withdrawal pursuant to Section 11.1(a)(i), a successor is not selected by the Unitholders as provided herein or the Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with and subject to Section 12.1.  Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section 10.3.

SECTION 11.2.            Removal of the General Partner.

The General Partner may be removed if such removal is approved by the Unitholders holding at least 66⅔% of the voting power of the Outstanding Voting Units (including Voting Units held by the General Partner and its Affiliates).  Any such action by such Unitholders for removal of the General Partner must also provide for the election of a successor General Partner by the Unitholders holding a majority of the voting power of Outstanding Voting Units (including Voting Units held by the General Partner and its Affiliates).  Such removal shall be effective immediately following the admission of a successor General Partner pursuant to Section 10.3.  The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member.  If a Person is elected as a successor General Partner in accordance with the terms of this Section 11.2, such Person shall, upon admission pursuant to Section 10.3, automatically become a successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member, and is hereby authorized to, and shall, continue the business of the Partnership and the other Group Members without dissolution.  The right of the Unitholders to remove the General Partner shall not exist or be exercised unless the Partnership has received an opinion opining as to the matters covered by a Withdrawal Opinion of Counsel.  Any successor General Partner elected in accordance with the terms of this Section 11.2 shall be subject to the provisions of Section 10.3.

SECTION 11.3.            Interest of Departing General Partner and Successor General Partner.

(a)            In the event of (i) the withdrawal of a General Partner under circumstances where such withdrawal does not violate this Agreement or (ii) the removal of the General Partner by the Unitholders under circumstances where Cause does not exist, if a successor General Partner is elected in accordance with the terms of Sections 11.1 or 11.2, the Departing General Partner shall have the option exercisable prior to the effective date of the withdrawal or removal of such Departing General Partner to require its successor to purchase (x) its General Partner Interest and (y) its general partner interest (or equivalent interest), if any, in the other Group Members ((x) and (y) collectively, the “Combined Interest”) in exchange for an amount in cash equal to the fair market value of such Combined Interest, such amount to be determined and payable as of the effective date of its withdrawal or removal.  If the General Partner is removed by the Unitholders under circumstances where Cause exists or if the General Partner withdraws under circumstances where such withdrawal violates this Agreement, and if a successor General Partner is elected in accordance with the terms of Section 11.1 or 11.2 (or if the business of the Partnership is continued pursuant to Section 12.2 and the successor General Partner is not the former General Partner), such successor shall have the option, exercisable prior to the effective date of the withdrawal or removal of such Departing General Partner, to purchase the Combined Interest of the Departing General Partner for such fair market value of such Combined Interest of the Departing General Partner.  In either event, the Departing General Partner shall be entitled to receive all reimbursements due such Departing General Partner pursuant to Section 7.4, including any employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by the Departing General Partner or its Affiliates (excluding any Group Member) for the benefit of the Partnership or the other Group Members.

For purposes of this Section 11.3(a), the fair market value of a Departing General Partner’s Combined Interest shall be determined by agreement between the Departing General Partner and its successor or, failing agreement within 30 days after the effective date of such Departing General Partner’s departure, by an independent investment banking firm or other independent expert selected by the Departing General Partner and its successor, which, in turn, may rely on other experts, and the determination of which shall be conclusive as to such matter, the cost of such independent expert shall be the responsibility of the Partnership.  If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such departure, then the Departing General Partner shall designate an independent investment banking firm or other independent expert, the Departing General Partner’s successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which third independent investment banking firm or other independent expert shall determine the fair market value of the Combined Interest of the Departing General Partner.  In making its determination, such third independent investment banking firm or other independent expert may consider the then current trading price of Units on any National Securities Exchange on which Common Units are then listed, the value of the Partnership’s assets, the rights and obligations of the Departing General Partner and other factors it may deem relevant.

(b)            If the Combined Interest of the Departing General Partner is not purchased in the manner set forth in Section 11.3(a), the Departing General Partner (or its transferee) shall become a Limited Partner and its Combined Interest shall be converted into regular Common Units pursuant to a valuation made by an investment banking firm or other independent expert selected pursuant to Section 11.3(a), the cost of such independent expert shall be the responsibility of the Partnership.

Any successor General Partner shall indemnify the Departing General Partner (or its transferee) as to all debts and liabilities of the Partnership arising on or after the date on which the Departing General Partner (or its transferee) becomes a Limited Partner.  For purposes of this Agreement, conversion of the Combined Interest of the Departing General Partner to regular Common Units will be characterized as if the Departing General Partner (or its transferee) contributed its Combined Interest to the Partnership in exchange for the newly-issued regular Common Units.

SECTION 11.4.            Withdrawal of Limited Partners.

No Limited Partner shall have any right to withdraw from the Partnership; provided however that when a transferee of a Limited Partner’s Limited Partner Interest becomes a Record Holder of the Limited Partner Interest so transferred, such transferring Limited Partner shall cease to be a Limited Partner with respect to the Limited Partner Interest so transferred.

ARTICLE XII

DISSOLUTION AND LIQUIDATION

SECTION 12.1.            Dissolution.

The Partnership shall not be dissolved by the admission of additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement.  Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Sections 10.3, 11.1, 11.2 or 12.2, the Partnership shall not be dissolved and such successor General Partner is hereby authorized to, and shall, continue the business of the Partnership.  Subject to Section 12.2, the Partnership shall dissolve, and its affairs shall be wound up:

(a)            upon an Event of Withdrawal of the General Partner as provided in Section 11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected and such successor is admitted to the Partnership pursuant to this Agreement;

(b)            upon an election to dissolve the Partnership by the Board of Directors that is approved by a majority of the Directors after December 31, 2011 or such earlier date with the consent of the Manager;

(c)            upon an election to dissolve the Partnership by the General Partner that is approved by the Unitholders holding 66⅔% of the voting power of Outstanding Voting Units (including Voting Units held by the General Partner and its Affiliates);

(d)            upon the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Limited Partnership Act; or

(e)            at any time there are no Limited Partners, unless the Partnership is continued without dissolution in accordance with the Delaware Limited Partnership Act.

SECTION 12.2.            Continuation of the Business of the Partnership After Event of Withdrawal.

Upon an Event of Withdrawal caused by (a) the withdrawal or removal of the General Partner as provided in Sections 11.1(a)(i) or (iii) and the failure of the Partners to select a successor to such Departing General Partner pursuant to Sections 11.1 or 11.2, then within 90 days thereafter, or (b) an event constituting an Event of Withdrawal as defined in Sections 11.1(a)(iv), (v) or (vi), then, to the maximum extent permitted by law, within 180 days thereafter, the Unitholders holding a majority of the voting power of Outstanding Voting Units may elect to continue the business of the Partnership on the same terms and conditions set forth in this Agreement by appointing as the successor General Partner a Person approved by the Unitholders holding a majority of the voting power of Outstanding Voting Units.  Unless such an election is made within the applicable time period as set forth above, the Partnership shall dissolve and conduct only activities necessary to wind up its affairs.  If such an election is so made, then:

(i)                   the Partnership shall continue without dissolution unless earlier dissolved in accordance with this Article XII;

(ii)                  if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be treated in the manner provided in Section 11.3; and

(iii)                the successor General Partner shall be admitted to the Partnership as General Partner, effective as of the Event of Withdrawal, by agreeing in writing to be bound by this Agreement;

provided that the right of the Unitholders holding a majority of the voting power of Outstanding Voting Units to approve a successor General Partner and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel (x) that the exercise of the right would not result in the loss of limited liability of any Limited Partner and (y) neither the Partnership nor any successor limited partnership would be treated as an association taxable as a corporation or otherwise be taxable as an entity for U.S. federal income tax purposes upon the exercise of such right to continue (to the extent not so treated or taxed).

SECTION 12.3.            Liquidator.

Upon dissolution of the Partnership, unless the Partnership is continued pursuant to Section 12.2, the General Partner shall select in its sole discretion one or more Persons (which may be the General Partner or any of its Affiliates) to act as Liquidator.  If other than the General Partner, the Liquidator (1) shall be entitled to receive such compensation for its services as may be approved by Unitholders holding at least a majority of the voting power of the Outstanding Voting Units voting as a single class (including Voting Units held by the General Partner and its Affiliates), (2) shall agree not to resign at any time without 15 days’ prior notice and (3) may be removed at any time, with or without cause, by notice of removal approved by Unitholders holding at least a majority of the voting power of the Outstanding Voting Units voting as a single class (including Voting Units held by the General Partner and its Affiliates).  Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by holders of at least a majority of the voting power of the Outstanding Voting Units voting as a single class (including Voting Units held by the General Partner and its Affiliates).  The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided.  Except as expressly provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.3) necessary or appropriate to carry out the duties and functions of the Liquidator hereunder for and during the period of time required to complete the winding up and liquidation of the Partnership as provided for herein.

SECTION 12.4.            Liquidation.

The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as the Liquidator determines to be in the best interest of the Partners, subject to Section 17-804 of the Delaware Limited Partnership Act and the following:

(a)            Disposition of Assets.  The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree.  If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners.  The Liquidator may defer liquidation or distribution of the Partnership’s assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Partnership’s assets would be impractical or would cause undue loss to the Partners.  The Liquidator may distribute the Partnership’s assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

(b)            Discharge of Liabilities.  Liabilities of the Partnership include amounts owed to the Liquidator as compensation for serving in such capacity (subject to the terms of Section 12.3) and amounts to Partners otherwise than in respect of their distribution rights under Article VI.  With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment.

(c)            Liquidation Distributions.  All property (valued at fair market value, as determined by the General Partner) and all cash in excess of that amount required to discharge liabilities as provided in section 12.4(b) shall be distributed to the Partners in accordance with their respective Percentage Interests as of a Record Date selected by the Liquidator, except as provide in Section 5.4(f) and in Section 2(a)(viii) of the Incentive Unit Agreement.

SECTION 12.5.            Cancellation of Certificate of Limited Partnership.

Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

SECTION 12.6.            Return of Contributions.

The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners or Unitholders, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

SECTION 12.7.            Waiver of Partition.

To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

SECTION 12.8.            Capital Account Restoration.

No Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership.

ARTICLE XIII

AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

SECTION 13.1.            Amendments to be Adopted Solely by the General Partner.

Each Partner agrees that the General Partner, without the approval of any Partner, any Unitholder or any other Person, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

(a)            a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

(b)            the admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

(c)            a change that the General Partner determines in its sole discretion to be necessary or appropriate to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or other jurisdiction or to ensure that the Group Members will not be treated as associations taxable as corporations or otherwise taxed as entities for U.S. federal income tax purposes;

(d)            a change that the General Partner determines in its sole discretion to be necessary or appropriate to address changes in U.S. federal income tax regulations, legislation or interpretation;

(e)            a change that the General Partner determines (i) does not adversely affect the Limited Partners considered as a whole (including any particular class of Partnership Interests as compared to other classes of Partnership Interests, treating the Common Units as a separate class for this purpose) in any material respect, (ii) to be necessary or appropriate to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any U.S. federal or state or non-U.S. agency or judicial authority or contained in any U.S. federal or state or non-U.S. statute (including the Delaware Limited Partnership Act) or (B) facilitate the trading of the Limited Partner Interests (including the division of any class or classes of Outstanding Limited Partner Interests into different classes to facilitate uniformity of tax consequences within such classes of Limited Partner Interests) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Limited Partner Interests are or will be listed, (iii) to be necessary or appropriate in connection with action taken by the General Partner pursuant to Section 5.7 or (iv) is required to effect the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

(f)            a change in the Fiscal Year or taxable year of the Partnership and any other changes that the General Partner determines to be necessary or appropriate as a result of a change in the Fiscal Year or taxable year of the Partnership including, if the General Partner shall so determine in its sole discretion, a change in the definition of “Quarter” and the dates on which distributions are to be made by the Partnership;

(g)            an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership, or the General Partner or its directors, officers, trustees or agents from having a material risk of being in any manner subjected to the provisions of the U.S. Investment Company Act of 1940, as amended, the U.S. Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the U.S. Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(h)            an amendment that the General Partner determines is necessary for the General Partner to elect to treat the Partnership as an association or as a publicly traded partnership taxable as a corporation for U.S. federal (and applicable state) income tax purposes, if the General Partner determines in its sole discretion that it is no longer in the best interests of the Partnership to continue as a partnership for U.S. federal income tax purposes;

(i)            an amendment that the General Partner determines in its sole discretion to be necessary or appropriate in connection with the creation, authorization or issuance of any class or series of Partnership Securities or options, rights, warrants or appreciation rights relating to Partnership Securities pursuant to Section 5.5;

(j)            any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

(k)            an amendment that the General Partner determines in its sole discretion to be necessary or appropriate in order to consummate any of the transactions contemplated by the Exchange Agreement;

(l)            an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

(m)            an amendment that the General Partner determines in its sole discretion to be necessary or appropriate to reflect and account for the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Sections 2.4 or 7.1(a);

(n)            a merger, conversion or conveyance pursuant to Section 14.3(d), including any amendment permitted pursuant to Section 14.5; or

(o)            any other amendments substantially similar to the foregoing.

SECTION 13.2.            Amendment Procedures.

Except as provided in Sections 5.4, 13.1, 13.3 and 14.5, all amendments to this Agreement shall be made in accordance with the following requirements.  Amendments to this Agreement may be proposed only by or with the consent of the General Partner which consent may be given or withheld in its sole discretion.  A proposed amendment shall be effective upon its approval by the Unitholders holding a majority of the voting power of the Outstanding Voting Units (including Voting Units held by the General Partner and its Affiliates), unless a greater or different percentage is required under this Agreement or by Delaware law.  Each proposed amendment that requires the approval of the holders of a specified percentage of the voting power of Outstanding Voting Units shall be set forth in a writing that contains the text of the proposed amendment.  If such an amendment is proposed, the General Partner shall seek the written approval of the requisite percentage of the voting power of Outstanding Voting Units or call a meeting of the Unitholders to consider and vote on such proposed amendment, in each case in accordance with the other provisions of this Article XIII.  The General Partner shall notify all Record Holders upon final adoption of any such proposed amendments.

SECTION 13.3.            Amendment Requirements.

(a)            Notwithstanding the provisions of Sections 13.1 and 13.2, no provision of this Agreement that requires the vote or consent of Unitholders holding, or holders of, a percentage of the voting power of Outstanding Voting Units (including Voting Units deemed owned by the General Partner and its Affiliates) required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the written consent or the affirmative vote of Unitholders or holders of Outstanding Voting Units (including Voting Units held by the General Partner and its Affiliates) whose aggregate Outstanding Voting Units constitute not less than the voting or consent requirement sought to be reduced.

(b)            Notwithstanding the provisions of Sections 13.1 and 13.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 13.3(c), (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to the General Partner or any of its Affiliates without the General Partner’s consent, which consent may be given or withheld in its sole discretion, or (iii) result in the Partnership, or the General Partner or its directors, officers, trustees or agents having a material risk of being in any manner subjected to the provisions of the U.S. Investment Company Act of 1940, as amended, the U.S. Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the U.S. Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor.

(c)            Except as provided in Sections 13.1 and 14.3, any amendment that would have a material adverse effect on the rights or preferences of any class of Partnership Interests in relation to other classes of Partnership Interests (treating the Common Units as a separate class for this purpose) must be approved by the holders of not less than a majority of the Outstanding Partnership Interests of the class affected (including Partnership Interests held by the General Partner and its Affiliates).

(d)            Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 13.1 and except as otherwise provided by Section 14.3(b), no amendments shall become effective without the approval of Unitholders holding at least 90% of the voting power of the Outstanding Voting Units (including Voting Units held by the General Partner and its Affiliates) unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner under the Delaware Limited Partnership Act.

(e)            Except as provided in Section 13.1, this Section 13.3 shall only be amended with the approval of the Unitholders holding of at least 90% of the voting power of the Outstanding Voting Units (including Voting Units held by the General Partner and its Affiliates).

SECTION 13.4.            Meetings.

(a)            All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XIII.

(b)            Special meetings of the Limited Partners may be called by the General Partner, in its sole discretion, or by Limited Partners holding 50.1% or more of the Common Units.  The General Partner shall send a notice of the meeting to the Limited Partners either directly or indirectly through the Transfer Agent.  A meeting shall be held at a time and place determined by the General Partner in its sole discretion on a date not less than 10 days nor more than 60 days after the mailing of notice of the meeting.  Limited Partners shall not vote on matters that would cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners’ limited liability under the Delaware Limited Partnership Act or the law of any other state in which the Partnership is qualified to do business.

(c)            (i) An annual meeting of the Limited Partners holding Units for the election of Directors to the Board of Directors and such other matters as the General Partner shall submit to a vote of the Limited Partners holding Units shall be held in June of each year beginning in 2010 at such other date and time as may be fixed from time to time by the General Partner at such place within or without the State of Delaware as may be fixed from time to time by the General Partner and all as stated in the notice of the meeting. Notice of the annual meeting shall be given in accordance with Section 13.5 not less than 10 days nor more than 60 days prior to the date of such meeting.

(ii)                 The Limited Partners holding Units shall vote together as a single class for the election of Directors to the Board of Directors. The Limited Partners entitled to vote shall elect by a plurality of the votes cast at such meeting persons to serve on the Board of Directors who are nominated in accordance with the provisions of this Section 13.4(c). The exercise by a Limited Partner of the right to elect the Directors and any other rights afforded to such Limited Partner under this Section 13.4(c) shall be in such Limited Partner’s capacity as a limited partner of the Partnership and shall not cause a Limited Partner to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize such Limited Partner’s limited liability under the Delaware Limited Partnership Act or the law of any other state in which the Partnership is qualified to do business.

(iii)                The initial number of Directors that shall constitute the whole Board of Directors shall be seven (7) and the Board of Directors shall consist of not less than five (5) and not more than nine (9) Directors.  The Board of Directors shall consist of at least a majority of Independent Directors and the Manager shall have two (2) representatives serving as directors.  Subject to this Section 13.4(c)(iii), the number of Directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors, provided that no decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.  The Board of Directors shall appoint from among its members an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each to be composed solely of Independent Directors, and such other committees as the Board of Directors may deem appropriate or as may be required by any National Securities Exchange on which the Common Units are listed for trading, to serve at the pleasure of the Board of Directors.

(iv)                Each Director shall hold office for a one-year term and until such Director’s successor shall have been duly elected and qualified, or until such Director’s earlier death, resignation or removal. Any vacancy on the Board of Directors (including, without limitation, any vacancy caused by an increase in the number of Directors on the Board of Directors) other than a vacancy created by the removal of a Director by the Limited Partners pursuant to the succeeding sentence, may only be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining Director. A Director may be removed, at any time, but only for cause, upon the affirmative vote of the Limited Partners holding of a majority of the voting power of the Outstanding Limited Partner Interests and any vacancy on the Board of Directors created by such removal shall be filled by a vote of the Limited Partners at a meeting of the Limited Partners or by written consent in accordance with Section 13.11.

(v)                 (A) (1) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the Limited Partners may be made at an annual meeting of the Limited Partners only (a) pursuant to the General Partner’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any committee thereof or (c) by any Limited Partner who was a Record Holder at the time the notice provided for in this Section 13.4(c)(v) is delivered to the General Partner, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 13.4(c)(v).

            (2) For any nominations or other business to be properly brought before an annual meeting by a Limited Partner pursuant to clause (c) of paragraph (A)(1) of this Section 13.4(c)(v), the Limited Partner must have given timely notice thereof in writing to the General Partner. To be timely, a Limited Partner’s notice shall be delivered to the General Partner not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Limited Partner must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Partnership or the General Partner). For purposes of the 2010 annual meeting, the first anniversary of the preceding year’s annual meeting shall be deemed to be June 30, 2009.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Limited Partner’s notice as described above. Such Limited Partner’s notice shall set forth: (a) as to each person whom the Limited Partner proposes to nominate for election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person and a brief description of the person’s business experience during the past five years, including any other public company directorships, (iii) the class or series and number of any Partnership Securities which are beneficially owned by such person, (iv) a brief description of any arrangement or understanding with any other Person (including the identity of such other Person) by which such person was selected for nomination as a Director and (v) such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; (b) as to any other business that the Limited Partner proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such Limited Partner and any of its Affiliates or Associates, individually or in the aggregate, including any anticipated benefit to the Limited Partner and any of its Affiliates or Associates therefrom; and (c) as to the Limited Partner giving the notice and the Beneficial Owner, if any, on whose behalf the nomination is made (i) the name and address of such Limited Partner, as they appear on the Partnership’s books and records, and of such Beneficial Owner, (ii) the class or series and number of Units which are owned beneficially and of record by such Limited Partner and such Beneficial Owner, and (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Limited Partner and such Beneficial Owner, any of their respective Affiliates or Associates, and any others acting in concert with any of the foregoing. The Board of Directors or any committee thereof may require any proposed nominee to furnish such other information as the Board of Directors or such committee may reasonably require to determine the eligibility of such proposed nominee to serve as a Director of the General Partner.

            (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 13.4(c)(v) to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased effective at the annual meeting and there is no public announcement by the Partnership or the General Partner naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Limited Partner’s notice required by this Section 13.4(c)(v) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the General Partner not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Partnership or the General Partner.

            (B) Nominations of persons for election to the Board of Directors may be made at a special meeting of Limited Partners at which Directors are to be elected pursuant to the General Partner’s notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors or the Limited Partners pursuant to Section 13.4(a) has determined that Directors shall be elected at such meeting, by any Limited Partner who is a Record Holder at the time the notice provided for in this Section 13.4(c)(v) is delivered to the General Partner, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 13.4(c)(v). In the event the General Partner calls a special meeting of Limited Partners for the purpose of electing one or more Directors to the Board of Directors, any such Limited Partner entitled to vote in such election of Directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the General Partner’s notice of meeting, if the Limited Partner’s notice required by paragraph (A)(2) of this Section 13.4(c)(v) shall be delivered to the General Partner not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Limited Partner’s notice as described above.

            (C) (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13.4(c)(v) shall be eligible to be elected at an annual or special meeting of Limited Partners to serve as Directors. Except as otherwise provided by law, the chairman designated by the General Partner pursuant to Section 13.10 shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 13.4(c)(v) (including whether the Limited Partner or Beneficial Owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such Limited Partner’s nominee in compliance with such Limited Partner’s representation as required by clause (A)(2)(b)(vi) of this Section 13.4(c)(v)) and (b) if any proposed nomination was not made in compliance with this Section 13.4(c)(v), to declare that such nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 13.4(c)(v), unless otherwise required by law, if the Limited Partner (or a qualified representative of the Limited Partner) does not appear at the annual or special meeting of Limited Partners to present a nomination, such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the General Partner or the Partnership. For purposes of this Section 13.4(c)(v), to be considered a qualified representative of the Limited Partner, a person must be a duly authorized officer, manager or partner of such Limited Partner or must be authorized by a writing executed by such Limited Partner or an electronic transmission delivered by such Limited Partner to act for such Limited Partner as proxy at the meeting of Limited Partners and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Limited Partners.

            (2) For purposes of this Section 13.4(c)(v), “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Partnership or the General Partner with the Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act.

            (3) Notwithstanding the foregoing provisions of this Section 13.4(c)(v), a Limited Partner shall also comply with all applicable requirements of the Securities Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13.4(c)(v); provided however, that any references in this Agreement to the Securities Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations pursuant to this Section 13.4(c)(v) (including paragraphs A(1)(c) and B hereof), and compliance with paragraphs A(1)(c) and B of this Section 13.4(c)(v) shall be the exclusive means for a Limited Partner to make nominations.

(vi)                Notwithstanding anything to the contrary in this Section 13.4(c) or elsewhere in this Agreement, the Board of Directors may not adopt a “poison pill” or unitholder or other similar rights plan with respect to the Partnership without Special Director Approval and Special LP Approval.

(vii)               Notwithstanding anything to the contrary in this Section 13.4(c) or elsewhere in this Agreement, the General Partner may not amend this Section 13.4(c) or any other provision of this Agreement to provide for a classified Board of Directors without Special Director Approval and Special LP Approval.

(viii)              The Partnership and the General Partner shall use their commercially reasonable best efforts to take such action as shall be necessary or appropriate to give effect to and implement the provisions of this Section 13.4(c), including, without limitation, amending the organizational documents of the General Partner such that at all times the organizational documents of the General Partner shall provide (i) that the Directors shall be elected in accordance with the terms of this Agreement, and (ii) terms consistent with this Section 13.4(c).

(ix)                 Except as provided in this Agreement or otherwise required by the Delaware Limited Partnership Act, each Director shall have the same fiduciary duties and obligations to the Partnership and the Limited Partners as a director of a corporation incorporated under the DGCL has to such corporation and its stockholders, as if such Directors of the Company were directors of a corporation incorporated under the DGCL.

SECTION 13.5.            Notice of a Meeting.

Notice of a meeting called pursuant to Section 13.4 shall be given to the Record Holders of the class or classes of Limited Partner Interests for which a meeting is proposed in writing by mail or other means of written communication in accordance with Section 16.1.  The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication.

SECTION 13.6.            Record Date.

For purposes of determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 13.11 the General Partner may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Limited Partner Interests are listed for trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the General Partner to give such approvals.  If the General Partner does not set a Record Date, then (a) the Record Date for determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners shall be the close of business on the day immediately preceding the day on which notice is given, and (b) the Record Date for determining the Limited Partners entitled to give approvals without a meeting shall be the date the first written approval is deposited with the Partnership in care of the General Partner in accordance with Section 13.11.

SECTION 13.7.            Adjournment.

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days.  At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 45 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XIII.

SECTION 13.8.            Waiver of Notice; Approval of Meeting; Approval of Minutes.

The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if it had occurred at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy.  Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except (i) when the Limited Partner attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business at such meeting because the meeting is not lawfully called or convened, and (ii) that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

SECTION 13.9.            Quorum.

Subject to Section 13.4 (b), the Limited Partners holding a majority of the voting power of the Outstanding Limited Partner Interests of the class or classes for which a meeting has been called (including Limited Partner Interests deemed owned by the General Partner) represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by Limited Partners holding a greater percentage of the voting power of such Limited Partner Interests, in which case the quorum shall be such greater percentage.  At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Limited Partner Interests that in the aggregate represent a majority of the voting power of the Outstanding Limited Partner Interests entitled to vote and be present in person or by proxy at such meeting shall be deemed to constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action under this Agreement, in which case the act of the Limited Partners holding Outstanding Limited Partner Interests that in the aggregate represent at least such greater or different percentage of the voting power shall be required.  The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of the voting power of Outstanding Limited Partner Interests specified in this Agreement (including Outstanding Limited Partner Interests deemed owned by the General Partner).  In the absence of a quorum any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of Limited Partners holding at least a majority of the voting power of the Outstanding Limited Partner Interests entitled to vote at such meeting (including Outstanding Limited Partner Interests deemed owned by the General Partner) represented either in person or by proxy, but no other business may be transacted, except as provided in Section 13.7.

SECTION 13.10.          Conduct of a Meeting.

The General Partner shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 13.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting.  The General Partner shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting.  All minutes shall be kept with the records of the Partnership maintained by the General Partner.  The General Partner may make such other regulations consistent with applicable law and this Agreement as it may deem necessary or advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of approvals, proxies and votes in writing.

SECTION 13.11.          Action Without a Meeting.

Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting, without a vote and without prior notice, if an approval in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the voting power of the Outstanding Limited Partner Interests (including Limited Partner Interests deemed owned by the General Partner) that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted (unless such provision conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Limited Partner Interests or a class thereof are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern).  Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing.  The General Partner may specify that any written ballot, if any, submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the General Partner in its sole discretion.  If a ballot returned to the Partnership does not vote all of the Limited Partner Interests held by the Limited Partners, the Partnership shall be deemed to have failed to receive a ballot for the Limited Partner Interests that were not voted.  If approval of the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the written approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership and (c) an Opinion of Counsel is delivered to the General Partner to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners’ limited liability, and (ii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.  Nothing contained in this Section 13.11 shall be deemed to require the General Partner to solicit all Limited Partners in connection with a matter approved by the requisite percentage of the voting power of Limited Partners or other holders of Outstanding Voting Units acting by written consent without a meeting.

SECTION 13.12.          Voting and Other Rights.

(a)            Only those Record Holders of Outstanding Limited Partner Interests on the Record Date set pursuant to Section 13.6 (and also subject to the limitations contained in the definition of “Outstanding” and the limitations set forth in Section 3.5) shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Limited Partner Interests have the right to vote or to act.  All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Limited Partner Interests shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Limited Partner Interests.  Each Common Unit shall entitle the holder thereof to one vote for each Common Unit held of record by such holder as of the relevant Record Date.

(b)            With respect to Limited Partner Interests that are held for a Person’s account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Limited Partner Interests are registered, such other Person shall, in exercising the voting rights in respect of such Limited Partner Interests on any matter, and unless the arrangement between such Persons provides otherwise, vote such Limited Partner Interests in favor of, and at the direction of, the Person who is the Beneficial Owner, and the Partnership shall be entitled to assume it is so acting without further inquiry.  The provisions of this Section 13.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 4.3.

ARTICLE XIV

MERGER

SECTION 14.1.            Authority.

The Partnership may merge or consolidate or otherwise combine with or into one or more corporations, limited liability companies, statutory trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a partnership (whether general or limited (including a limited liability partnership or a limited liability limited partnership)), formed under the laws of the State of Delaware or any other domestic or foreign jurisdiction, pursuant to a written agreement of merger, consolidation or other business combination (“Merger Agreement”) in accordance with this Article XIV.

SECTION 14.2.            Procedure for Merger, Consolidation or Other Business Combination.

Merger, consolidation or other business combination of the Partnership pursuant to this Article XIV requires the prior approval of the General Partner.  If the General Partner shall determine, in the exercise of its discretion, to consent to the merger, consolidation or other business combination, the General Partner shall approve the Merger Agreement, which shall set forth:

(a)            The names and jurisdictions of formation or organization of each of the business entities proposing to merge, consolidate or combine;

(b)            The name and jurisdiction of formation or organization of the business entity that is to survive the proposed merger, consolidation or other business combination (the “Surviving Business Entity”);

(c)            The terms and conditions of the proposed merger, consolidation or other business combination;

(d)            The manner and basis of converting or exchanging the equity securities of each constituent business entity for, or into, cash, property or interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be converted or exchanged solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or interests, rights, securities or obligations of any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive upon conversion of, or in exchange for, their interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

(e)            A statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership, operating agreement or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger, consolidation or other business combination;

(f)            The effective time of the merger, consolidation or other business combination which may be the date of the filing of the certificate of merger or consolidation or similar certificate pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided that if the effective time of such transaction is to be later than the date of the filing of such certificate, the effective time shall be fixed at a date or time certain at or prior to the time of the filing of such certificate and stated therein); and

(g)            Such other provisions with respect to the proposed merger, consolidation or other business combination that the General Partner determines in its sole discretion to be necessary or appropriate.

SECTION 14.3.            Approval by Limited Partners of Merger, Consolidation or Other Business Combination.

(a)            Except as provided in Section 14.3(d), the General Partner, upon its approval of the Merger Agreement, shall direct that the Merger Agreement and the merger, consolidation or other business combination contemplated thereby be submitted to a vote of Limited Partners, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article XIII.  A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a special meeting or the written consent.

(b)            Except as provided in Section 14.3(d), the Merger Agreement and the merger, consolidation or other business combination contemplated thereby shall be approved upon receiving the affirmative vote or consent of the holders of a majority of the voting power of Outstanding Voting Units (including Voting Units held by the General Partner and its Affiliates).

(c)            Except as provided in Section 14.3(d), after such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger or consolidation or similar certificate pursuant to Section 14.4, the merger, consolidation or other business combination may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

(d)            Notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted, without Limited Partner approval, to (i) effect the Merger, the Exchange and all transactions contemplated by the Exchange Agreement and (ii) convert the Partnership or any Group Member into a new limited liability entity, including a corporation, to merge the Partnership or any Group Member into, or convey all of the Partnership’s assets to, another limited liability entity, including a corporation and including a limited liability entity in a foreign jurisdiction, which shall be newly formed and shall have no assets, liabilities or operations at the time of such conversion, merger or conveyance other than those it receives from the Partnership or other Group Member; provided that, with respect to any conversion, merger or conveyance pursuant to clause (ii) above, (A) the General Partner has received an Opinion of Counsel that the merger or conveyance, as the case may be, would not result in the loss of the limited liability of any Limited Partner, (B) the sole purpose of such conversion, merger or conveyance is to effect a mere change in the legal form of the Partnership into another limited liability entity or the jurisdiction of organization of the Partnership into a new jurisdiction of organization, including any foreign jurisdiction or to cause the Partnership to be taxable as a corporation and (C) the governing instruments of the new entity provide the Limited Partners and the General Partner with substantially the same rights and obligations as are herein contained.

SECTION 14.4.            Certificate of Merger or Consolidation.

Upon the required approval by the General Partner and the Unitholders of a Merger Agreement and the merger, consolidation or business combination contemplated thereby, a certificate of merger or consolidation or similar certificate shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Limited Partnership Act.

SECTION 14.5.            Amendment of Partnership Agreement.

Pursuant to Section 17-211(g) of the Delaware Limited Partnership Act, an agreement of merger, consolidation or other business combination approved in accordance with this Article XIV may (a) effect any amendment to this Agreement or (b) effect the adoption of a new partnership agreement for a limited partnership if it is the Surviving Business Entity.  Any such amendment or adoption made pursuant to this Section 14.5 shall be effective at the effective time or date of the merger, consolidation or other business combination.

SECTION 14.6.            Effect of Merger.

(a)            At the effective time of the certificate of merger or consolidation or similar certificate:

(i)                   all of the rights, privileges and powers of each of the business entities that has merged, consolidated or otherwise combined, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity and after the merger, consolidation or other business combination shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

(ii)                 the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger, consolidation or other business combination;

(iii)                 all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(iv)                all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

(b)            A merger, consolidation or other business combination effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another.

(c)            Limited Partners shall not be entitled to dissenters’ rights of appraisal as a result of a merger, consolidation or other business combination effected pursuant to this Article.

ARTICLE XV

RIGHT TO ACQUIRE LIMITED PARTNER INTERESTS

SECTION 15.1.            Right to Acquire Limited Partner Interests.

(a)            Notwithstanding any other provision of this Agreement, if at any time less than 10% of the total Limited Partner Interests of any class then Outstanding is held by Persons other than the General Partner and its Affiliates, the General Partner shall then have the right, which right it may assign and transfer in whole or in part to the Partnership or any Affiliate of the General Partner, exercisable in its sole discretion, to purchase all, but not less than all, of such Limited Partner Interests of such class then Outstanding held by Persons other than the General Partner and its Affiliates, at the greater of (x) the Current Market Price as of the date three days prior to the date that the notice described in Section 15.1(b) is mailed and (y) the highest price paid by the General Partner or any of its Affiliates for any such Limited Partner Interest of such class purchased during the 90-day period preceding the date that the notice described in Section 15.1(b) is mailed.  As used in this Agreement, (i) “Current Market Price” as of any date of any class of Limited Partner Interests means the average of the daily Closing Prices per Limited Partner Interest of such class for the 20 consecutive Trading Days immediately prior to such date; (ii) “Closing Price” for any day means the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted for trading on the principal National Securities Exchange on which such Limited Partner Interests of such class are listed or admitted to trading or, if such Limited Partner Interests of such class are not listed or admitted to trading on any National Securities Exchange, the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the primary reporting system then in use in relation to such Limited Partner Interest of such class, or, if on any such day such Limited Partner Interests of such class are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in such Limited Partner Interests of such class selected by the General Partner in its sole discretion, or if on any such day no market maker is making a market in such Limited Partner Interests of such class, the fair value of such Limited Partner Interests on such day as determined by the General Partner in its sole discretion; and (iii) “Trading Day” means a day on which the principal National Securities Exchange on which such Limited Partner Interests of any class are listed or admitted to trading is open for the transaction of business or, if Limited Partner Interests of a class are not listed or admitted to trading on any National Securities Exchange, a Business Day.

(b)            If the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise the right to purchase Limited Partner Interests granted pursuant to Section 15.1(a), the General Partner shall deliver to the Transfer Agent notice of such election to purchase (the “Notice of Election to Purchase”) and shall cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of Limited Partner Interests of such class (as of a Record Date selected by the General Partner) at least 10, but not more than 60, days prior to the Purchase Date.  Such Notice of Election to Purchase shall also be published for a period of at least three consecutive days in at least two daily newspapers of general circulation printed in the English language and circulated in the Borough of Manhattan, New York.  The Notice of Election to Purchase shall specify the Purchase Date and the price (determined in accordance with Section 15.1(a)) at which Limited Partner Interests will be purchased and state that the General Partner, its Affiliate or the Partnership, as the case may be, elects to purchase such Limited Partner Interests (in the case of Limited Partner Interests evidenced by Certificates, upon surrender of Certificates representing such Limited Partner Interests) in exchange for payment at such office or offices of the Transfer Agent as the Transfer Agent may specify or as may be required by any National Securities Exchange on which such Limited Partner Interests are listed or admitted to trading.  Any such Notice of Election to Purchase mailed to a Record Holder of Limited Partner Interests at his address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given regardless of whether the owner receives such notice.  On or prior to the Purchase Date, the General Partner, its Affiliate or the Partnership, as the case may be, shall deposit with the Transfer Agent cash in an amount sufficient to pay the aggregate purchase price of all of such Limited Partner Interests to be purchased in accordance with this Section 15.1.  If the Notice of Election to Purchase shall have been duly given as aforesaid at least 10 days prior to the Purchase Date, and if on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the holders of Limited Partner Interests subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate shall not have been surrendered for purchase, all rights of the holders of such Limited Partner Interests (including any rights pursuant to Articles IV, V, VI, and XII) shall thereupon cease, except the right to receive the purchase price (determined in accordance with Section 15.1(a)) for Limited Partner Interests therefor, without interest (in the case of Limited Partner Interests evidenced by Certificates, upon surrender to the Transfer Agent of the Certificates representing such Limited Partner Interests) and such Limited Partner Interests shall thereupon be deemed to be transferred to the General Partner, its Affiliate or the Partnership, as the case may be, on the record books of the Transfer Agent and the Partnership, and the General Partner or any Affiliate of the General Partner, or the Partnership, as the case may be, shall be deemed to be the owner of all such Limited Partner Interests from and after the Purchase Date and shall have all rights as the owner of such Limited Partner Interests (including all rights as owner of such Limited Partner Interests pursuant to Articles IV, V, VI and XII).

(c)            If the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise the right to purchase Limited Partner Interests granted pursuant to Section 15.1(a), the holders of such Limited Partner Interests shall be entitled to appraisal rights.

ARTICLE XVI

GENERAL PROVISIONS

SECTION 16.1.            Addresses and Notices.

Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner at the address described below.

Any notice, payment or report to be given or made to a Partner hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Partnership Securities at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Partnership, regardless of any claim of any Person who may have an interest in such Partnership Securities by reason of any assignment or otherwise.

Notwithstanding the foregoing, if (i) a Partner shall consent to receiving notices, demands, requests, reports or proxy materials via electronic mail or by the Internet or (ii) the rules of the Commission shall permit any report or proxy materials to be delivered electronically or made available via the Internet, any such notice, demand, request, report or proxy materials shall be deemed given or made when delivered or made available via such mode of delivery.

An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 16.1 executed by the General Partner, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report.  If any notice, payment or report given or made in accordance with the provisions of this Section 16.1 is returned marked to indicate that such notice, payment or report was unable to be delivered, such notice, payment or report and, in the case of notices, payments or reports returned by the United States Postal Service (or other physical mail delivery mail service outside the United States of America), any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) or other delivery if they are available for the Partner at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners.  Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 2.3.  The General Partner may rely and shall be protected in relying on any notice or other document from a Partner or other Person if believed by it to be genuine.

SECTION 16.2.            Further Action.

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 16.3.            Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  The Indemnitees and their heirs, executors, administrators and successors shall be entitled to receive the benefits of this Agreement.

SECTION 16.4.            Integration.

This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

SECTION 16.5.            Creditors.

None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

SECTION 16.6.            Waiver.

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 16.7.            Counterparts.

This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.  Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Limited Partner Interest pursuant to Section 10.2(a), without execution hereof.

SECTION 16.8.            Applicable Law.

This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware.

SECTION 16.9.            Invalidity of Provisions.

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

SECTION 16.10.          Consent of Partners.

Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

SECTION 16.11.          Facsimile Signatures.

The use of facsimile signatures affixed in the name and on behalf of the transfer agent and registrar of the Partnership on certificates representing Common Units is expressly permitted by this Agreement.

SECTION 16.12.          Incorporation of Sections 2(a), 2(b) and 2(c) of the Incentive Unit Agreement into this Agreement.

Sections 2(a), 2(b) and 2(c) of the Incentive Unit Agreement shall be treated as part of this Agreement as described in Section 761(c) of the Code and Section 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations.

                           [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above:

GENERAL PARTNER:

STEEL PARTNERS HOLDINGS GP INC.

By:
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer

LIMITED PARTNERS:

All Limited Partners now and hereafter admitted as Limited Partners of the Partnership, pursuant to powers of attorney now and hereafter executed in favor of, and granted and delivered to the General Partner or without execution hereof pursuant to Section 10.2(a).

STEEL PARTNERS HOLDINGS GP INC.

By:
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer

EXHIBIT A
to the Agreement of Limited Partnership of
Steel Partners Holdings L.P.

Certificate Evidencing Common Units
Representing Limited Partner Interests in
Steel Partners Holdings L.P.

No.	Common Units

In accordance with Section 4.1 of the Agreement of Limited Partnership of Steel Partners Holdings L.P., as amended, supplemented or restated from time to time (the “Partnership Agreement”), Steel Partners Holdings L.P., a Delaware limited partnership (the “Partnership”), hereby certifies that  ___________________________ (the “Holder”) is the registered owner of _______________ Common Units representing limited partner interests in the Partnership (the “Common Units”) transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed by a duly executed assignment in the form set forth on the reverse hereof.  The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement.  Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 590 Madison Avenue, 32nd Floor, New York, NY 10022.  Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iii) granted the powers of attorney provided for in the Partnership Agreement and (iv) made the waivers and given the consents and approvals contained in the Partnership Agreement.

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF STEEL PARTNERS HOLDINGS L.P. THAT THIS SECURITY MAY NOT BE SOLD, OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH TRANSFER WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF STEEL PARTNERS HOLDINGS L.P. UNDER THE LAWS OF THE STATE OF DELAWARE, OR (C) CAUSE STEEL PARTNERS HOLDINGS L.P. TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES (TO THE EXTENT NOT ALREADY SO TREATED OR TAXED).  STEEL PARTNERS HOLDINGS GP INC. , THE GENERAL PARTNER OF STEEL PARTNERS HOLDINGS L.P., MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF STEEL PARTNERS HOLDINGS L.P. BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES.  THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS TRADED.

This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

Dated:	Steel Partners Holdings L.P.

Countersigned and Registered by:	By:	Steel Partners Holdings GP Inc.,
its General Partner

By:
as Transfer Agent and Registrar	Name:

By:	By:
Authorized Signature	Secretary

[Reverse of Certificate]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT
TEN ENT -	as tenants by the entireties	Custodian
		(Cust)	(Minor)
JT TEN -	as joint tenants with right of	under Uniform Gifts to
	survivorship and not as	Minors Act
	tenants in common	(State)

Additional abbreviations, though not in the above list, may also be used.

ASSIGNMENT OF COMMON UNITS
IN
STEEL PARTNERS HOLDINGS L.P.

FOR VALUE RECEIVED,                                  hereby assigns, conveys, sells and transfers unto

(Please print or typewrite name	(Please insert Social Security or other
and address of Assignee)	identifying number of Assignee)

Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint                     as its attorney-in-fact with full power of substitution to transfer the same on the books of Steel Partners Holdings L.P.

Date:	NOTE	The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A(d)-15

(Signature)

(Signature)

____________________________

No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration and is properly endorsed by a duly executed assignment in the form set forth above.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
01 Anthony Bergamo	☐	☐	☐
02 John P. McNiff	☐	☐	☐
03 Joseph L. Mullen	☐	☐	☐
04 General Richard I. Neal	☐	☐	☐
05 Allan R. Tessler	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

0000282402_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Proxy/10K Wrap is/are avaliable at www.proxyvote.com .

STEEL PARTNERS HOLDINGS L.P.
Annual Meeting of Limited Partners
May 26, 2016 10:00 AM
This proxy is solicited by the Board of Directors of Steel Partners Holdings GP Inc.

The undersigned hereby appoints Jack L. Howard and James F. McCabe, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the limited partnership units of Steel Partners Holdings L.P. (the "Company") held of record by the undersigned on March 28, 2016 at the Annual Meeting of Limited Partners to be held at The Shade Hotel, 1221 North Valley Drive, Manhattan Beach, CA 90266 on Thursday May 26, 2016 at 10:00 a.m. local time, or any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND "FOR" APPROVAL OF PROPOSAL NOS. 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

0000282402_2 R1.0.1.25

Continued and to be signed on reverse side